UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06481
                                   ---------

                      FRANKLIN MUNICIPAL SECURITIES TRUST
                      -----------------------------------
              (Exact name of registrant as specified in charter)

                ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
                -----------------------------------------------
              (Address of principal executive offices) (Zip code)

         CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
         -------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code:  650 312-2000
                                                     ------------

Date of fiscal year end: 5/31
                         ----

Date of reporting period: 5/31/07
                          -------

      ITEM 1. REPORTS TO STOCKHOLDERS.


                                [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                                               MAY 31, 2007
--------------------------------------------------------------------------------

                                                 Franklin California
                                                 High Yield Municipal Fund

                                                 Franklin Tennessee
                                                 Municipal Bond Fund

--------------------------------------------------------------------------------
       ANNUAL REPORT AND SHAREHOLDER LETTER              TAX-FREE INCOME
--------------------------------------------------------------------------------

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                                                    THIS DOCUMENT
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                     FRANKLIN
            MUNICIPAL SECURITIES TRUST

                                                    Eligible shareholders can
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                                                    See inside for details.
--------------------------------------------------------------------------------

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                        FRANKLIN o Templeton o Mutual Series

                               Franklin Templeton Investments

                               GAIN FROM OUR PERSPECTIVE(R)

                               Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE          Each of our portfolio management groups operates
                               autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                               FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                               TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                               MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION           Because our management groups work independently
                               and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST      At Franklin Templeton Investments, we seek to
                               consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

Not part of the annual report

Contents

SHAREHOLDER LETTER ........................................................    1

SPECIAL FEATURE:

Understanding Interest Rates ..............................................    4

ANNUAL REPORT

Municipal Bond Market Overview ............................................    7

Franklin California High Yield Municipal Fund .............................    9

Franklin Tennessee Municipal Bond Fund ....................................   20

Financial Highlights and Statements of Investments ........................   29

Financial Statements ......................................................   53

Notes to Financial Statements .............................................   57

Report of Independent Registered Public Accounting Firm ...................   66

Tax Designation ...........................................................   67

Meeting of Shareholders ...................................................   68

Board Members and Officers ................................................   74

Shareholder Information ...................................................   79

--------------------------------------------------------------------------------
Annual Report

Municipal Bond Market Overview

For the 12 months ended May 31, 2007, the municipal bond market continued to deliver positive performance despite a Federal Reserve Board (Fed) interest rate hike, inflation concerns, volatile oil prices, mixed market expectations and uncertainty regarding future economic growth. Intermediate- and longer-term municipal yields tracked declining Treasury yields over the period. Global equity market volatility and uncertainty regarding the impact of subprime mortgage defaults on the housing market, economy, and Fed policy, resulted in a flight to quality as many investors moved from equities to bonds. Largely as a result, intermediate- and long-term yields fell. The Lehman Brothers Municipal Bond Index returned +4.84% for the period, while the Lehman Brothers U.S. Treasury Index returned +5.86%. 1

During the reporting period, short-term interest rates increased as the Fed raised the federal funds target rate from 5.00% to 5.25% in June 2006. Since then, the Fed has maintained the short-term rate at 5.25% with an inflation risk bias, stating it is more concerned with a potential for increased inflation than a slowing economy. Many market participants appeared to expect that the Fed was more likely to lower the federal funds target rate than raise it. This sentiment was reflected by an inversion of the Treasury yield curve (spread between short-term and long-term yields) for 3-month to 2-year securities during the reporting period. On May 31, 2007, the 2-year Treasury yielded 4.92%, the 10-year 4.90% and the 30-year 5.01%. Yields decreased 12, 22 and 20 basis points, respectively, for the one-year period (100 basis points equal one percentage point).

During the period, as nominal yields remained low and Treasury yields remained inverted, credit spreads (the difference in yield between higher-grade and lower-grade securities) continued to narrow. In this environment, the interest rate premium decreased for assuming additional risk in the taxable fixed income market. As a result, non-traditional municipal buyers seemed to focus on the

1. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. The Lehman Brothers U.S. Treasury Index includes public obligations of the U.S. Treasury with a remaining maturity of one year or more. All issues must have at least one year to final maturity regardless of call features, have at least $250 million par amount outstanding and be rated investment grade (Baa3 or better). They must also be dollar denominated, nonconvertible and publicly issued.


                                                               Annual Report | 7
municipal bond market. Non-traditional or cross-over buyers typically invest in taxable securities; however, they will enter the municipal bond market when municipal valuations are attractive. With historically favorable intermediate- and longer-term municipal yields versus Treasury yields, and a positive sloping yield curve (though flatter than usual), municipal bonds offered favorable relative value for traditional and cross-over fixed income investors. As a result, demand was consistently strong for intermediate- to longer-term municipal bonds over the period, which drove performance and contributed to further flattening of the municipal yield curve. According to Municipal Market Data, the 2-year yield rose 9 basis points, while 10-year and 30-year yields fell 11 and 28 basis points. 2

Generally low interest rates continued to motivate municipal issuers to access the debt market to finance their capital needs. In 2006, new issuance was approximately $388 billion, which was the second-highest volume after the $408 billion issued in 2005. 3 So far in 2007, supply has been unusually large with new municipal issuance up 39.6%. 3 Refunding deals, in which issuers take advantage of lower rates to finance higher yielding outstanding debt, were 55.8% higher than during the first five months of 2006. 3 Strong demand from traditional buyers such as mutual funds, individuals and insurance companies combined with large participation of cross-over buyers enabled the municipal bond market to absorb the comparatively large amount of new issuance throughout the reporting period.

2. Source: Thomson Financial.

3. Source: THE BOND BUYER.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS AND OPINIONS AS OF MAY 31, 2007, THE END OF THE REPORTING PERIOD. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


8 | Annual Report

Franklin California
High Yield Municipal Fund

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Franklin California High Yield Municipal Fund seeks to provide a high level of income exempt from federal and California personal income taxes by investing at least 80% of its net assets in California municipal securities including higher-yielding, lower rated securities that pay interest free from such taxes. 1 Its secondary goal is capital appreciation.

--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*
Franklin California High Yield Municipal Fund
Based on Total Long-Term Investments as of 5/31/07**

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

AAA ....................................................................   22.0%
AA .....................................................................    5.5%
A ......................................................................    8.3%
BBB ....................................................................    8.5%
Below Investment Grade .................................................    3.2%
Not Rated by S&P .......................................................   52.5%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's and Fitch are the secondary and tertiary rating agencies. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

** Does not include short-term investments and other net assets.

RATINGS                                            MOODY'S      FITCH   INTERNAL
AAA or Aaa                                            1.7%        --        8.0%
A                                                      --        0.3%       3.7%
BBB or Baa                                            1.2%       0.9%      13.3%
Below Investment Grade                                 --         --       23.4%
--------------------------------------------------------------------------------
Total                                                 2.9%       1.2%      48.4%

--------------------------------------------------------------------------------

We are pleased to bring you Franklin California High Yield Municipal Fund's annual report for the fiscal year ended May 31, 2007.

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid the imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 33.


                                                               Annual Report | 9

--------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

--------------------------------------------------------------------------------

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, increased from $10.31 on May 31, 2006, to $10.44 on May 31, 2007. The Fund's Class A shares paid dividends totaling 48.30 cents per share for the reporting period. 2 The Performance Summary beginning on page 13 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.29%, based on an annualization of the current 3.90 cent per share monthly dividend and the maximum offering price of $10.90 on May 31, 2007. An investor in the 2007 maximum combined effective federal and California personal income tax bracket of 41.05% would need to earn a distribution rate of 7.28% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class B, C and Advisor shares' performance, please see the Performance Summary.

The Fund experienced healthy inflows during the reporting period. Due to the current, lower interest rate environment, the Fund was forced to invest the new assets in lower-yielding bonds. This reduced the Fund's income and caused dividend distributions to decline, as shown in the dividend distributions table.

STATE UPDATE

During the year under review, California's large and diverse economy experienced strong growth and healthy tax revenue increases. In recent years, the state performed close to or better than the nation and had a sustained trend of moderate private sector employment and personal income growth. As of May 2007, the state's unemployment rate was 5.2%, which was above the 4.5% national rate. 3

The state has a history of uneven financial operations, with a large operating deficit projected for fiscal year 2007. Tax revenue for fiscal year 2006 was up 9% over the prior year, while revenue for the first seven months of fiscal year 2007 was 4.5% above last year, which was slightly below forecasts. 4 Overall tax-supported debt levels rose but were still moderate. Debt per capita has nearly doubled over the past four years and could rise further if remaining authorized debt is sold.

2. Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

3. Source: Bureau of Labor Statistics.

4. Source: Moody's Investors Service, "California (State of)," 3/27/07.


10 | Annual Report

DIVIDEND DISTRIBUTIONS 2
Franklin California High Yield Municipal Fund

--------------------------------------------------------------------------------
                                             DIVIDEND PER SHARE
                            ----------------------------------------------------
MONTH                         CLASS A      CLASS B      CLASS C   ADVISOR CLASS*
--------------------------------------------------------------------------------
June 2006                   4.08 cents   3.61 cents   3.61 cents            --
--------------------------------------------------------------------------------
July 2006                   4.08 cents   3.61 cents   3.61 cents            --
--------------------------------------------------------------------------------
August 2006                 4.08 cents   3.61 cents   3.61 cents            --
--------------------------------------------------------------------------------
September 2006              4.08 cents   3.62 cents   3.61 cents            --
--------------------------------------------------------------------------------
October 2006                4.08 cents   3.62 cents   3.61 cents            --
--------------------------------------------------------------------------------
November 2006               4.08 cents   3.62 cents   3.61 cents    0.78 cents
--------------------------------------------------------------------------------
December 2006               4.03 cents   3.56 cents   3.54 cents    4.11 cents
--------------------------------------------------------------------------------
January 2007                4.03 cents   3.56 cents   3.54 cents    4.11 cents
--------------------------------------------------------------------------------
February 2007               4.03 cents   3.56 cents   3.54 cents    4.11 cents
--------------------------------------------------------------------------------
March 2007                  3.90 cents   3.41 cents   3.41 cents    3.98 cents
--------------------------------------------------------------------------------
April 2007                  3.90 cents   3.41 cents   3.41 cents    3.98 cents
--------------------------------------------------------------------------------
May 2007                    3.90 cents   3.41 cents   3.41 cents    3.98 cents
--------------------------------------------------------------------------------

* Advisor Class shares were first offered on 11/15/06.

Moody's Investors Service assigned California's general obligation bonds a rating of A1, reflecting strong economic and tax revenue trends, financial performance in 2006 that exceeded expectations, and a moderately improved financial outlook for fiscal year 2007 and beyond. 5 The rating also takes into account the large, but still manageable, increase in long-term state debt in recent years. The state's credit outlook is stable, with economic and revenue trends expected to remain positive. However, California's real estate market has declined recently, which could affect the state's overall economy.

INVESTMENT STRATEGY

We use a consistent, disciplined strategy to maximize income for our shareholders by seeking to maintain exposure to higher coupon securities. We generally employ a buy-and-hold approach and invest in securities that we believe should provide the most relative value in the market. As we invest throughout different interest rate environments, our portfolio becomes well diversified with a broad range of coupons, calls and maturities. This broad diversification may help mitigate interest rate risk. We generally stay fully invested to maximize income distribution.

5. This does not indicate Moody's rating of the Fund.


                                                              Annual Report | 11

PORTFOLIO BREAKDOWN
Franklin California High Yield Municipal Fund
5/31/07

--------------------------------------------------------------------------------
                                                                     % OF TOTAL
                                                          LONG-TERM INVESTMENTS*
--------------------------------------------------------------------------------
Tax-Supported                                                              38.9%
--------------------------------------------------------------------------------
Prerefunded                                                                14.0%
--------------------------------------------------------------------------------
Hospital & Health Care                                                     11.6%
--------------------------------------------------------------------------------
General Obligation                                                         11.0%
--------------------------------------------------------------------------------
Transportation                                                              7.0%
--------------------------------------------------------------------------------
Other Revenue                                                               6.0%
--------------------------------------------------------------------------------
Higher Education                                                            4.9%
--------------------------------------------------------------------------------
Subject to Government Appropriations                                        3.7%
--------------------------------------------------------------------------------
Utilities                                                                   2.1%
--------------------------------------------------------------------------------
Housing                                                                     0.8%
--------------------------------------------------------------------------------

* Does not include short-term investments and other net assets.

MANAGER'S DISCUSSION

Our value-oriented philosophy of investing primarily for income, combined with a relatively steep municipal yield curve compared to Treasuries, favored longer-term bonds during the reporting period. Consistent with our strategy, we sought to remain fully invested in bonds ranging from 15 to 30 years in maturity with good call features. We intend to maintain our conservative, buy-and-hold investment strategy, as we attempt to provide shareholders with high, current, tax-free income.

Thank you for your continued participation in Franklin California High Yield Municipal Fund. We look forward to serving your future investment needs.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF MAY 31, 2007, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


12 | Annual Report

Performance Summary as of 5/31/07

FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
CLASS A (SYMBOL: FCAMX)                              CHANGE   5/31/07    5/31/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                                +$0.13   $ 10.44    $ 10.31
--------------------------------------------------------------------------------
DISTRIBUTIONS (6/1/06-5/31/07)
--------------------------------------------------------------------------------
Dividend Income                            $0.4830
--------------------------------------------------------------------------------
CLASS B (SYMBOL: FBCAX)                              CHANGE   5/31/07    5/31/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                                +$0.13   $ 10.49    $ 10.36
--------------------------------------------------------------------------------
DISTRIBUTIONS (6/1/06-5/31/07)
--------------------------------------------------------------------------------
Dividend Income                            $0.4262
--------------------------------------------------------------------------------
CLASS C (SYMBOL: FCAHX)                              CHANGE   5/31/07    5/31/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                                +$0.13   $ 10.48    $ 10.35
--------------------------------------------------------------------------------
DISTRIBUTIONS (6/1/06-5/31/07)
--------------------------------------------------------------------------------
Dividend Income                            $0.4253
--------------------------------------------------------------------------------
ADVISOR CLASS (SYMBOL: N/A)                          CHANGE   5/31/07   11/15/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                                -$0.08   $ 10.45    $ 10.53
--------------------------------------------------------------------------------
DISTRIBUTIONS (11/15/06-5/31/07)
--------------------------------------------------------------------------------
Dividend Income                            $0.2638
--------------------------------------------------------------------------------


                                                              Annual Report | 13

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; ADVISOR CLASS: NO SALES CHARGES. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

------------------------------------------------------------------------------------------
CLASS A                                             1-YEAR    5-YEAR         10-YEAR
------------------------------------------------------------------------------------------
Cumulative Total Return 1                            +6.03%   +35.36%         +77.27%
------------------------------------------------------------------------------------------
Average Annual Total Return 2                        +1.50%    +5.33%          +5.43%
------------------------------------------------------------------------------------------
Avg. Ann. Total Return (6/30/07) 3                   +1.06%    +4.95%          +5.22%
------------------------------------------------------------------------------------------
   Distribution Rate 4                       4.29%
------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5    7.28%
------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6               3.93%
------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                6.67%
------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7         0.62%
------------------------------------------------------------------------------------------
CLASS B                                             1-YEAR    5-YEAR   INCEPTION (2/1/00)
------------------------------------------------------------------------------------------
Cumulative Total Return 1                            +5.43%   +31.55%         +58.99%
------------------------------------------------------------------------------------------
Average Annual Total Return 2                        +1.43%    +5.31%          +6.53%
------------------------------------------------------------------------------------------
Avg. Ann. Total Return (6/30/07) 3                   +0.80%    +4.97%          +6.35%
------------------------------------------------------------------------------------------
   Distribution Rate 4                       3.92%
------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5    6.65%
------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6               3.54%
------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                6.00%
------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7         1.17%
------------------------------------------------------------------------------------------
CLASS C                                             1-YEAR    5-YEAR         10-YEAR
------------------------------------------------------------------------------------------
Cumulative Total Return 1                            +5.43%   +31.56%         +67.92%
------------------------------------------------------------------------------------------
Average Annual Total Return 2                        +4.43%    +5.64%          +5.32%
------------------------------------------------------------------------------------------
Avg. Ann. Total Return (6/30/07) 3                   +3.79%    +5.30%          +5.11%
------------------------------------------------------------------------------------------
   Distribution Rate 4                       3.92%
------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5    6.65%
------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6               3.56%
------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                6.04%
------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7         1.17%
------------------------------------------------------------------------------------------
ADVISOR CLASS 8                                     1-YEAR    5-YEAR         10-YEAR
------------------------------------------------------------------------------------------
Cumulative Total Return 1                            +6.19%   +35.56%         +77.53%
------------------------------------------------------------------------------------------
Average Annual Total Return 2                        +6.19%    +6.27%          +5.91%
------------------------------------------------------------------------------------------
Avg. Ann. Total Return (6/30/07) 3                   +5.55%    +5.89%          +5.68%
------------------------------------------------------------------------------------------
   Distribution Rate 4                       4.57%
------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5    7.75%
------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6               4.23%
------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                7.17%
------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7         0.52%
------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


14 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

      CLASS A (6/1/97-5/31/07)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                   Franklin California         Lehman Brothers
      Date      High Yield Municipal Fund   Municipal Bond Index 9    CPI 9
-----------------------------------------------------------------------------
     6/1/1997            $  9,573                  $ 10,000          $ 10,000
    6/30/1997            $  9,708                  $ 10,107          $ 10,012
    7/31/1997            $  9,977                  $ 10,386          $ 10,025
    8/31/1997            $  9,931                  $ 10,289          $ 10,044
    9/30/1997            $ 10,116                  $ 10,411          $ 10,069
   10/31/1997            $ 10,195                  $ 10,478          $ 10,094
   11/30/1997            $ 10,285                  $ 10,540          $ 10,087
   12/31/1997            $ 10,443                  $ 10,694          $ 10,075
    1/31/1998            $ 10,534                  $ 10,804          $ 10,094
    2/28/1998            $ 10,545                  $ 10,807          $ 10,112
    3/31/1998            $ 10,545                  $ 10,817          $ 10,131
    4/30/1998            $ 10,535                  $ 10,768          $ 10,150
    5/31/1998            $ 10,705                  $ 10,938          $ 10,169
    6/30/1998            $ 10,766                  $ 10,981          $ 10,181
    7/31/1998            $ 10,806                  $ 11,009          $ 10,194
    8/31/1998            $ 10,969                  $ 11,179          $ 10,206
    9/30/1998            $ 11,132                  $ 11,318          $ 10,219
   10/31/1998            $ 11,122                  $ 11,318          $ 10,244
   11/30/1998            $ 11,194                  $ 11,358          $ 10,244
   12/31/1998            $ 11,211                  $ 11,386          $ 10,237
    1/31/1999            $ 11,312                  $ 11,522          $ 10,262
    2/28/1999            $ 11,288                  $ 11,472          $ 10,275
    3/31/1999            $ 11,306                  $ 11,487          $ 10,306
    4/30/1999            $ 11,324                  $ 11,516          $ 10,381
    5/31/1999            $ 11,246                  $ 11,449          $ 10,381
    6/30/1999            $ 11,051                  $ 11,285          $ 10,381
    7/31/1999            $ 11,069                  $ 11,326          $ 10,412
    8/31/1999            $ 10,904                  $ 11,235          $ 10,437
    9/30/1999            $ 10,900                  $ 11,240          $ 10,487
   10/31/1999            $ 10,637                  $ 11,118          $ 10,506
   11/30/1999            $ 10,731                  $ 11,236          $ 10,512
   12/31/1999            $ 10,454                  $ 11,152          $ 10,512
    1/31/2000            $ 10,285                  $ 11,104          $ 10,543
    2/29/2000            $ 10,447                  $ 11,233          $ 10,606
    3/31/2000            $ 10,776                  $ 11,478          $ 10,693
    4/30/2000            $ 10,739                  $ 11,410          $ 10,700
    5/31/2000            $ 10,691                  $ 11,351          $ 10,712
    6/30/2000            $ 10,845                  $ 11,652          $ 10,768
    7/31/2000            $ 11,034                  $ 11,814          $ 10,793
    8/31/2000            $ 11,348                  $ 11,996          $ 10,793
    9/30/2000            $ 11,333                  $ 11,934          $ 10,849
   10/31/2000            $ 11,433                  $ 12,064          $ 10,868
   11/30/2000            $ 11,441                  $ 12,155          $ 10,874
   12/31/2000            $ 11,623                  $ 12,455          $ 10,868
    1/31/2001            $ 11,725                  $ 12,579          $ 10,937
    2/28/2001            $ 11,768                  $ 12,619          $ 10,981
    3/31/2001            $ 11,871                  $ 12,732          $ 11,006
    4/30/2001            $ 11,691                  $ 12,594          $ 11,049
    5/31/2001            $ 11,830                  $ 12,729          $ 11,099
    6/30/2001            $ 11,910                  $ 12,815          $ 11,118
    7/31/2001            $ 12,087                  $ 13,004          $ 11,087
    8/31/2001            $ 12,360                  $ 13,219          $ 11,087
    9/30/2001            $ 12,321                  $ 13,174          $ 11,137
   10/31/2001            $ 12,463                  $ 13,331          $ 11,099
   11/30/2001            $ 12,387                  $ 13,219          $ 11,081
   12/31/2001            $ 12,248                  $ 13,094          $ 11,037
    1/31/2002            $ 12,441                  $ 13,321          $ 11,062
    2/28/2002            $ 12,473                  $ 13,481          $ 11,106
    3/31/2002            $ 12,283                  $ 13,217          $ 11,168
    4/30/2002            $ 12,441                  $ 13,476          $ 11,230
    5/31/2002            $ 12,537                  $ 13,557          $ 11,230
    6/30/2002            $ 12,671                  $ 13,701          $ 11,237
    7/31/2002            $ 12,755                  $ 13,877          $ 11,249
    8/31/2002            $ 12,890                  $ 14,044          $ 11,287
    9/30/2002            $ 13,115                  $ 14,351          $ 11,305
   10/31/2002            $ 12,893                  $ 14,113          $ 11,324
   11/30/2002            $ 12,863                  $ 14,055          $ 11,324
   12/31/2002            $ 13,078                  $ 14,351          $ 11,299
    1/31/2003            $ 13,059                  $ 14,315          $ 11,349
    2/28/2003            $ 13,223                  $ 14,515          $ 11,437
    3/31/2003            $ 13,218                  $ 14,524          $ 11,505
    4/30/2003            $ 13,304                  $ 14,620          $ 11,480
    5/31/2003            $ 13,563                  $ 14,962          $ 11,462
    6/30/2003            $ 13,530                  $ 14,899          $ 11,474
    7/31/2003            $ 13,163                  $ 14,377          $ 11,487
    8/31/2003            $ 13,224                  $ 14,484          $ 11,530
    9/30/2003            $ 13,514                  $ 14,910          $ 11,568
   10/31/2003            $ 13,509                  $ 14,835          $ 11,555
   11/30/2003            $ 13,706                  $ 14,990          $ 11,524
   12/31/2003            $ 13,837                  $ 15,114          $ 11,512
    1/31/2004            $ 13,955                  $ 15,200          $ 11,568
    2/29/2004            $ 14,156                  $ 15,429          $ 11,630
    3/31/2004            $ 14,193                  $ 15,376          $ 11,705
    4/30/2004            $ 13,993                  $ 15,011          $ 11,743
    5/31/2004            $ 13,947                  $ 14,957          $ 11,811
    6/30/2004            $ 14,013                  $ 15,011          $ 11,849
    7/31/2004            $ 14,191                  $ 15,209          $ 11,830
    8/31/2004            $ 14,428                  $ 15,514          $ 11,836
    9/30/2004            $ 14,551                  $ 15,596          $ 11,861
   10/31/2004            $ 14,675                  $ 15,730          $ 11,924
   11/30/2004            $ 14,627                  $ 15,601          $ 11,930
   12/31/2004            $ 14,807                  $ 15,791          $ 11,886
    1/31/2005            $ 15,017                  $ 15,939          $ 11,911
    2/28/2005            $ 15,009                  $ 15,886          $ 11,980
    3/31/2005            $ 14,972                  $ 15,785          $ 12,074
    4/30/2005            $ 15,242                  $ 16,034          $ 12,155
    5/31/2005            $ 15,380                  $ 16,148          $ 12,142
    6/30/2005            $ 15,503                  $ 16,248          $ 12,149
    7/31/2005            $ 15,492                  $ 16,174          $ 12,205
    8/31/2005            $ 15,706                  $ 16,338          $ 12,267
    9/30/2005            $ 15,573                  $ 16,228          $ 12,417
   10/31/2005            $ 15,500                  $ 16,129          $ 12,442
   11/30/2005            $ 15,638                  $ 16,207          $ 12,342
   12/31/2005            $ 15,807                  $ 16,346          $ 12,292
    1/31/2006            $ 15,824                  $ 16,390          $ 12,386
    2/28/2006            $ 15,978                  $ 16,500          $ 12,411
    3/31/2006            $ 15,903                  $ 16,386          $ 12,480
    4/30/2006            $ 15,936                  $ 16,381          $ 12,586
    5/31/2006            $ 16,015                  $ 16,454          $ 12,648
    6/30/2006            $ 15,985                  $ 16,392          $ 12,673
    7/31/2006            $ 16,189                  $ 16,587          $ 12,711
    8/31/2006            $ 16,425                  $ 16,833          $ 12,736
    9/30/2006            $ 16,552                  $ 16,950          $ 12,673
   10/31/2006            $ 16,680                  $ 17,056          $ 12,605
   11/30/2006            $ 16,824                  $ 17,198          $ 12,586
   12/31/2006            $ 16,809                  $ 17,138          $ 12,605
    1/31/2007            $ 16,793                  $ 17,094          $ 12,643
    2/28/2007            $ 17,002                  $ 17,319          $ 12,711
    3/31/2007            $ 16,968                  $ 17,276          $ 12,826
    4/30/2007            $ 17,031                  $ 17,327          $ 12,910
    5/31/2007            $ 16,971                  $ 17,251          $ 12,989

AVERAGE ANNUAL TOTAL RETURN

------------------------------
CLASS A                5/31/07
------------------------------
1-Year                  +1.50%
------------------------------
5-Year                  +5.33%
------------------------------
10-Year                 +5.43%
------------------------------

      CLASS B (2/1/00-5/31/07)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                   Franklin California         Lehman Brothers
      Date      High Yield Municipal Fund   Municipal Bond Index 9    CPI 9
-----------------------------------------------------------------------------
     2/1/2000            $ 10,000                  $ 10,000          $ 10,000
    2/29/2000            $ 10,148                  $ 10,116          $ 10,059
    3/31/2000            $ 10,463                  $ 10,337          $ 10,142
    4/30/2000            $ 10,434                  $ 10,276          $ 10,148
    5/31/2000            $ 10,393                  $ 10,223          $ 10,160
    6/30/2000            $ 10,537                  $ 10,494          $ 10,213
    7/31/2000            $ 10,715                  $ 10,640          $ 10,237
    8/31/2000            $ 11,026                  $ 10,804          $ 10,237
    9/30/2000            $ 11,006                  $ 10,747          $ 10,290
   10/31/2000            $ 11,098                  $ 10,865          $ 10,308
   11/30/2000            $ 11,100                  $ 10,947          $ 10,314
   12/31/2000            $ 11,271                  $ 11,217          $ 10,308
    1/31/2001            $ 11,364                  $ 11,328          $ 10,373
    2/28/2001            $ 11,412                  $ 11,364          $ 10,415
    3/31/2001            $ 11,495                  $ 11,466          $ 10,438
    4/30/2001            $ 11,315                  $ 11,342          $ 10,480
    5/31/2001            $ 11,444                  $ 11,464          $ 10,527
    6/30/2001            $ 11,528                  $ 11,541          $ 10,545
    7/31/2001            $ 11,681                  $ 11,712          $ 10,515
    8/31/2001            $ 11,951                  $ 11,905          $ 10,515
    9/30/2001            $ 11,908                  $ 11,865          $ 10,563
   10/31/2001            $ 12,039                  $ 12,006          $ 10,527
   11/30/2001            $ 11,961                  $ 11,905          $ 10,509
   12/31/2001            $ 11,821                  $ 11,792          $ 10,468
    1/31/2002            $ 12,000                  $ 11,997          $ 10,492
    2/28/2002            $ 12,026                  $ 12,141          $ 10,533
    3/31/2002            $ 11,837                  $ 11,903          $ 10,592
    4/30/2002            $ 11,983                  $ 12,136          $ 10,652
    5/31/2002            $ 12,081                  $ 12,210          $ 10,652
    6/30/2002            $ 12,192                  $ 12,339          $ 10,658
    7/31/2002            $ 12,268                  $ 12,498          $ 10,669
    8/31/2002            $ 12,392                  $ 12,648          $ 10,705
    9/30/2002            $ 12,614                  $ 12,925          $ 10,723
   10/31/2002            $ 12,384                  $ 12,711          $ 10,741
   11/30/2002            $ 12,361                  $ 12,658          $ 10,741
   12/31/2002            $ 12,549                  $ 12,925          $ 10,717
    1/31/2003            $ 12,538                  $ 12,892          $ 10,764
    2/28/2003            $ 12,676                  $ 13,072          $ 10,847
    3/31/2003            $ 12,664                  $ 13,080          $ 10,912
    4/30/2003            $ 12,754                  $ 13,167          $ 10,889
    5/31/2003            $ 12,994                  $ 13,475          $ 10,871
    6/30/2003            $ 12,957                  $ 13,418          $ 10,883
    7/31/2003            $ 12,589                  $ 12,948          $ 10,895
    8/31/2003            $ 12,654                  $ 13,045          $ 10,936
    9/30/2003            $ 12,924                  $ 13,428          $ 10,972
   10/31/2003            $ 12,913                  $ 13,361          $ 10,960
   11/30/2003            $ 13,095                  $ 13,500          $ 10,930
   12/31/2003            $ 13,214                  $ 13,612          $ 10,918
    1/31/2004            $ 13,307                  $ 13,690          $ 10,972
    2/29/2004            $ 13,506                  $ 13,896          $ 11,031
    3/31/2004            $ 13,521                  $ 13,847          $ 11,102
    4/30/2004            $ 13,338                  $ 13,519          $ 11,137
    5/31/2004            $ 13,288                  $ 13,470          $ 11,203
    6/30/2004            $ 13,345                  $ 13,519          $ 11,238
    7/31/2004            $ 13,508                  $ 13,697          $ 11,220
    8/31/2004            $ 13,725                  $ 13,972          $ 11,226
    9/30/2004            $ 13,836                  $ 14,046          $ 11,250
   10/31/2004            $ 13,947                  $ 14,167          $ 11,309
   11/30/2004            $ 13,895                  $ 14,050          $ 11,315
   12/31/2004            $ 14,059                  $ 14,221          $ 11,274
    1/31/2005            $ 14,251                  $ 14,354          $ 11,297
    2/28/2005            $ 14,237                  $ 14,307          $ 11,363
    3/31/2005            $ 14,194                  $ 14,216          $ 11,451
    4/30/2005            $ 14,456                  $ 14,441          $ 11,528
    5/31/2005            $ 14,564                  $ 14,543          $ 11,517
    6/30/2005            $ 14,674                  $ 14,633          $ 11,523
    7/31/2005            $ 14,657                  $ 14,567          $ 11,576
    8/31/2005            $ 14,851                  $ 14,714          $ 11,635
    9/30/2005            $ 14,734                  $ 14,615          $ 11,777
   10/31/2005            $ 14,645                  $ 14,526          $ 11,801
   11/30/2005            $ 14,767                  $ 14,596          $ 11,706
   12/31/2005            $ 14,919                  $ 14,721          $ 11,659
    1/31/2006            $ 14,943                  $ 14,761          $ 11,748
    2/28/2006            $ 15,067                  $ 14,860          $ 11,771
    3/31/2006            $ 14,989                  $ 14,758          $ 11,836
    4/30/2006            $ 15,013                  $ 14,752          $ 11,937
    5/31/2006            $ 15,080                  $ 14,818          $ 11,996
    6/30/2006            $ 15,060                  $ 14,762          $ 12,020
    7/31/2006            $ 15,230                  $ 14,938          $ 12,056
    8/31/2006            $ 15,444                  $ 15,160          $ 12,079
    9/30/2006            $ 15,571                  $ 15,265          $ 12,020
   10/31/2006            $ 15,669                  $ 15,361          $ 11,955
   11/30/2006            $ 15,797                  $ 15,489          $ 11,937
   12/31/2006            $ 15,775                  $ 15,434          $ 11,955
    1/31/2007            $ 15,753                  $ 15,395          $ 11,991
    2/28/2007            $ 15,957                  $ 15,597          $ 12,056
    3/31/2007            $ 15,902                  $ 15,559          $ 12,165
    4/30/2007            $ 15,969                  $ 15,605          $ 12,244
    5/31/2007            $ 15,899                  $ 15,536          $ 12,319

AVERAGE ANNUAL TOTAL RETURN

-----------------------------------
CLASS B                     5/31/07
-----------------------------------
1-Year                       +1.43%
-----------------------------------
5-Year                       +5.31%
-----------------------------------
Since Inception (2/1/00)     +6.53%
-----------------------------------


                                                              Annual Report | 15

AVERAGE ANNUAL TOTAL RETURN

------------------------------
CLASS C                5/31/07
------------------------------
1-Year                  +4.43%
------------------------------
5-Year                  +5.64%
------------------------------
10-Year                 +5.32%
------------------------------

      CLASS C (6/1/97-5/31/07)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                   Franklin California         Lehman Brothers
      Date      High Yield Municipal Fund   Municipal Bond Index 9    CPI 9
-----------------------------------------------------------------------------
     6/1/1997            $ 10,000                  $ 10,000          $ 10,000
    6/30/1997            $ 10,126                  $ 10,107          $ 10,012
    7/31/1997            $ 10,411                  $ 10,386          $ 10,025
    8/31/1997            $ 10,358                  $ 10,289          $ 10,044
    9/30/1997            $ 10,546                  $ 10,411          $ 10,069
   10/31/1997            $ 10,624                  $ 10,478          $ 10,094
   11/30/1997            $ 10,722                  $ 10,540          $ 10,087
   12/31/1997            $ 10,871                  $ 10,694          $ 10,075
    1/31/1998            $ 10,973                  $ 10,804          $ 10,094
    2/28/1998            $ 10,972                  $ 10,807          $ 10,112
    3/31/1998            $ 10,970                  $ 10,817          $ 10,131
    4/30/1998            $ 10,954                  $ 10,768          $ 10,150
    5/31/1998            $ 11,135                  $ 10,938          $ 10,169
    6/30/1998            $ 11,188                  $ 10,981          $ 10,181
    7/31/1998            $ 11,224                  $ 11,009          $ 10,194
    8/31/1998            $ 11,387                  $ 11,179          $ 10,206
    9/30/1998            $ 11,550                  $ 11,318          $ 10,219
   10/31/1998            $ 11,536                  $ 11,318          $ 10,244
   11/30/1998            $ 11,607                  $ 11,358          $ 10,244
   12/31/1998            $ 11,611                  $ 11,386          $ 10,237
    1/31/1999            $ 11,722                  $ 11,522          $ 10,262
    2/28/1999            $ 11,682                  $ 11,472          $ 10,275
    3/31/1999            $ 11,694                  $ 11,487          $ 10,306
    4/30/1999            $ 11,717                  $ 11,516          $ 10,381
    5/31/1999            $ 11,632                  $ 11,449          $ 10,381
    6/30/1999            $ 11,425                  $ 11,285          $ 10,381
    7/31/1999            $ 11,437                  $ 11,326          $ 10,412
    8/31/1999            $ 11,261                  $ 11,235          $ 10,437
    9/30/1999            $ 11,252                  $ 11,240          $ 10,487
   10/31/1999            $ 10,966                  $ 11,118          $ 10,506
   11/30/1999            $ 11,068                  $ 11,236          $ 10,512
   12/31/1999            $ 10,779                  $ 11,152          $ 10,512
    1/31/2000            $ 10,601                  $ 11,104          $ 10,543
    2/29/2000            $ 10,751                  $ 11,233          $ 10,606
    3/31/2000            $ 11,084                  $ 11,478          $ 10,693
    4/30/2000            $ 11,041                  $ 11,410          $ 10,700
    5/31/2000            $ 10,999                  $ 11,351          $ 10,712
    6/30/2000            $ 11,152                  $ 11,652          $ 10,768
    7/31/2000            $ 11,340                  $ 11,814          $ 10,793
    8/31/2000            $ 11,657                  $ 11,996          $ 10,793
    9/30/2000            $ 11,636                  $ 11,934          $ 10,849
   10/31/2000            $ 11,721                  $ 12,064          $ 10,868
   11/30/2000            $ 11,724                  $ 12,155          $ 10,874
   12/31/2000            $ 11,905                  $ 12,455          $ 10,868
    1/31/2001            $ 12,015                  $ 12,579          $ 10,937
    2/28/2001            $ 12,054                  $ 12,619          $ 10,981
    3/31/2001            $ 12,153                  $ 12,732          $ 11,006
    4/30/2001            $ 11,964                  $ 12,594          $ 11,049
    5/31/2001            $ 12,100                  $ 12,729          $ 11,099
    6/30/2001            $ 12,177                  $ 12,815          $ 11,118
    7/31/2001            $ 12,351                  $ 13,004          $ 11,087
    8/31/2001            $ 12,624                  $ 13,219          $ 11,087
    9/30/2001            $ 12,579                  $ 13,174          $ 11,137
   10/31/2001            $ 12,718                  $ 13,331          $ 11,099
   11/30/2001            $ 12,635                  $ 13,219          $ 11,081
   12/31/2001            $ 12,487                  $ 13,094          $ 11,037
    1/31/2002            $ 12,677                  $ 13,321          $ 11,062
    2/28/2002            $ 12,717                  $ 13,481          $ 11,106
    3/31/2002            $ 12,505                  $ 13,217          $ 11,168
    4/30/2002            $ 12,659                  $ 13,476          $ 11,230
    5/31/2002            $ 12,763                  $ 13,557          $ 11,230
    6/30/2002            $ 12,881                  $ 13,701          $ 11,237
    7/31/2002            $ 12,961                  $ 13,877          $ 11,249
    8/31/2002            $ 13,092                  $ 14,044          $ 11,287
    9/30/2002            $ 13,327                  $ 14,351          $ 11,305
   10/31/2002            $ 13,084                  $ 14,113          $ 11,324
   11/30/2002            $ 13,060                  $ 14,055          $ 11,324
   12/31/2002            $ 13,258                  $ 14,351          $ 11,299
    1/31/2003            $ 13,246                  $ 14,315          $ 11,349
    2/28/2003            $ 13,392                  $ 14,515          $ 11,437
    3/31/2003            $ 13,380                  $ 14,524          $ 11,505
    4/30/2003            $ 13,475                  $ 14,620          $ 11,480
    5/31/2003            $ 13,716                  $ 14,962          $ 11,462
    6/30/2003            $ 13,690                  $ 14,899          $ 11,474
    7/31/2003            $ 13,300                  $ 14,377          $ 11,487
    8/31/2003            $ 13,356                  $ 14,484          $ 11,530
    9/30/2003            $ 13,642                  $ 14,910          $ 11,568
   10/31/2003            $ 13,643                  $ 14,835          $ 11,555
   11/30/2003            $ 13,836                  $ 14,990          $ 11,524
   12/31/2003            $ 13,962                  $ 15,114          $ 11,512
    1/31/2004            $ 14,060                  $ 15,200          $ 11,568
    2/29/2004            $ 14,256                  $ 15,429          $ 11,630
    3/31/2004            $ 14,286                  $ 15,376          $ 11,705
    4/30/2004            $ 14,093                  $ 15,011          $ 11,743
    5/31/2004            $ 14,026                  $ 14,957          $ 11,811
    6/30/2004            $ 14,099                  $ 15,011          $ 11,849
    7/31/2004            $ 14,257                  $ 15,209          $ 11,830
    8/31/2004            $ 14,501                  $ 15,514          $ 11,836
    9/30/2004            $ 14,619                  $ 15,596          $ 11,861
   10/31/2004            $ 14,736                  $ 15,730          $ 11,924
   11/30/2004            $ 14,668                  $ 15,601          $ 11,930
   12/31/2004            $ 14,855                  $ 15,791          $ 11,886
    1/31/2005            $ 15,058                  $ 15,939          $ 11,911
    2/28/2005            $ 15,043                  $ 15,886          $ 11,980
    3/31/2005            $ 14,997                  $ 15,785          $ 12,074
    4/30/2005            $ 15,259                  $ 16,034          $ 12,155
    5/31/2005            $ 15,389                  $ 16,148          $ 12,142
    6/30/2005            $ 15,504                  $ 16,248          $ 12,149
    7/31/2005            $ 15,486                  $ 16,174          $ 12,205
    8/31/2005            $ 15,692                  $ 16,338          $ 12,267
    9/30/2005            $ 15,568                  $ 16,228          $ 12,417
   10/31/2005            $ 15,473                  $ 16,129          $ 12,442
   11/30/2005            $ 15,603                  $ 16,207          $ 12,342
   12/31/2005            $ 15,763                  $ 16,346          $ 12,292
    1/31/2006            $ 15,788                  $ 16,390          $ 12,386
    2/28/2006            $ 15,919                  $ 16,500          $ 12,411
    3/31/2006            $ 15,837                  $ 16,386          $ 12,480
    4/30/2006            $ 15,862                  $ 16,381          $ 12,586
    5/31/2006            $ 15,933                  $ 16,454          $ 12,648
    6/30/2006            $ 15,912                  $ 16,392          $ 12,673
    7/31/2006            $ 16,091                  $ 16,587          $ 12,711
    8/31/2006            $ 16,318                  $ 16,833          $ 12,736
    9/30/2006            $ 16,452                  $ 16,950          $ 12,673
   10/31/2006            $ 16,555                  $ 17,056          $ 12,605
   11/30/2006            $ 16,706                  $ 17,198          $ 12,586
   12/31/2006            $ 16,667                  $ 17,138          $ 12,605
    1/31/2007            $ 16,644                  $ 17,094          $ 12,643
    2/28/2007            $ 16,859                  $ 17,319          $ 12,711
    3/31/2007            $ 16,801                  $ 17,276          $ 12,826
    4/30/2007            $ 16,872                  $ 17,327          $ 12,910
    5/31/2007            $ 16,792                  $ 17,251          $ 12,989

AVERAGE ANNUAL TOTAL RETURN

---------------------------------
ADVISOR CLASS 8           5/31/07
---------------------------------
1-Year                     +6.19%
---------------------------------
5-Year                     +6.27%
---------------------------------
10-Year                    +5.91%
---------------------------------

      ADVISOR CLASS (6/1/97-5/31/07) 8

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                   Franklin California         Lehman Brothers
      Date      High Yield Municipal Fund   Municipal Bond Index 9    CPI 9
-----------------------------------------------------------------------------
     6/1/1997            $ 10,000                  $ 10,000          $ 10,000
    6/30/1997            $ 10,140                  $ 10,107          $ 10,012
    7/31/1997            $ 10,421                  $ 10,386          $ 10,025
    8/31/1997            $ 10,373                  $ 10,289          $ 10,044
    9/30/1997            $ 10,566                  $ 10,411          $ 10,069
   10/31/1997            $ 10,650                  $ 10,478          $ 10,094
   11/30/1997            $ 10,743                  $ 10,540          $ 10,087
   12/31/1997            $ 10,909                  $ 10,694          $ 10,075
    1/31/1998            $ 11,003                  $ 10,804          $ 10,094
    2/28/1998            $ 11,015                  $ 10,807          $ 10,112
    3/31/1998            $ 11,015                  $ 10,817          $ 10,131
    4/30/1998            $ 11,004                  $ 10,768          $ 10,150
    5/31/1998            $ 11,182                  $ 10,938          $ 10,169
    6/30/1998            $ 11,245                  $ 10,981          $ 10,181
    7/31/1998            $ 11,287                  $ 11,009          $ 10,194
    8/31/1998            $ 11,457                  $ 11,179          $ 10,206
    9/30/1998            $ 11,628                  $ 11,318          $ 10,219
   10/31/1998            $ 11,617                  $ 11,318          $ 10,244
   11/30/1998            $ 11,692                  $ 11,358          $ 10,244
   12/31/1998            $ 11,711                  $ 11,386          $ 10,237
    1/31/1999            $ 11,816                  $ 11,522          $ 10,262
    2/28/1999            $ 11,791                  $ 11,472          $ 10,275
    3/31/1999            $ 11,810                  $ 11,487          $ 10,306
    4/30/1999            $ 11,828                  $ 11,516          $ 10,381
    5/31/1999            $ 11,747                  $ 11,449          $ 10,381
    6/30/1999            $ 11,544                  $ 11,285          $ 10,381
    7/31/1999            $ 11,562                  $ 11,326          $ 10,412
    8/31/1999            $ 11,390                  $ 11,235          $ 10,437
    9/30/1999            $ 11,386                  $ 11,240          $ 10,487
   10/31/1999            $ 11,111                  $ 11,118          $ 10,506
   11/30/1999            $ 11,209                  $ 11,236          $ 10,512
   12/31/1999            $ 10,919                  $ 11,152          $ 10,512
    1/31/2000            $ 10,744                  $ 11,104          $ 10,543
    2/29/2000            $ 10,912                  $ 11,233          $ 10,606
    3/31/2000            $ 11,256                  $ 11,478          $ 10,693
    4/30/2000            $ 11,217                  $ 11,410          $ 10,700
    5/31/2000            $ 11,168                  $ 11,351          $ 10,712
    6/30/2000            $ 11,328                  $ 11,652          $ 10,768
    7/31/2000            $ 11,525                  $ 11,814          $ 10,793
    8/31/2000            $ 11,854                  $ 11,996          $ 10,793
    9/30/2000            $ 11,838                  $ 11,934          $ 10,849
   10/31/2000            $ 11,942                  $ 12,064          $ 10,868
   11/30/2000            $ 11,951                  $ 12,155          $ 10,874
   12/31/2000            $ 12,141                  $ 12,455          $ 10,868
    1/31/2001            $ 12,247                  $ 12,579          $ 10,937
    2/28/2001            $ 12,293                  $ 12,619          $ 10,981
    3/31/2001            $ 12,400                  $ 12,732          $ 11,006
    4/30/2001            $ 12,212                  $ 12,594          $ 11,049
    5/31/2001            $ 12,357                  $ 12,729          $ 11,099
    6/30/2001            $ 12,441                  $ 12,815          $ 11,118
    7/31/2001            $ 12,625                  $ 13,004          $ 11,087
    8/31/2001            $ 12,911                  $ 13,219          $ 11,087
    9/30/2001            $ 12,870                  $ 13,174          $ 11,137
   10/31/2001            $ 13,019                  $ 13,331          $ 11,099
   11/30/2001            $ 12,939                  $ 13,219          $ 11,081
   12/31/2001            $ 12,794                  $ 13,094          $ 11,037
    1/31/2002            $ 12,995                  $ 13,321          $ 11,062
    2/28/2002            $ 13,029                  $ 13,481          $ 11,106
    3/31/2002            $ 12,830                  $ 13,217          $ 11,168
    4/30/2002            $ 12,995                  $ 13,476          $ 11,230
    5/31/2002            $ 13,095                  $ 13,557          $ 11,230
    6/30/2002            $ 13,235                  $ 13,701          $ 11,237
    7/31/2002            $ 13,323                  $ 13,877          $ 11,249
    8/31/2002            $ 13,464                  $ 14,044          $ 11,287
    9/30/2002            $ 13,700                  $ 14,351          $ 11,305
   10/31/2002            $ 13,468                  $ 14,113          $ 11,324
   11/30/2002            $ 13,436                  $ 14,055          $ 11,324
   12/31/2002            $ 13,661                  $ 14,351          $ 11,299
    1/31/2003            $ 13,641                  $ 14,315          $ 11,349
    2/28/2003            $ 13,813                  $ 14,515          $ 11,437
    3/31/2003            $ 13,807                  $ 14,524          $ 11,505
    4/30/2003            $ 13,897                  $ 14,620          $ 11,480
    5/31/2003            $ 14,167                  $ 14,962          $ 11,462
    6/30/2003            $ 14,133                  $ 14,899          $ 11,474
    7/31/2003            $ 13,749                  $ 14,377          $ 11,487
    8/31/2003            $ 13,813                  $ 14,484          $ 11,530
    9/30/2003            $ 14,117                  $ 14,910          $ 11,568
   10/31/2003            $ 14,110                  $ 14,835          $ 11,555
   11/30/2003            $ 14,317                  $ 14,990          $ 11,524
   12/31/2003            $ 14,454                  $ 15,114          $ 11,512
    1/31/2004            $ 14,577                  $ 15,200          $ 11,568
    2/29/2004            $ 14,787                  $ 15,429          $ 11,630
    3/31/2004            $ 14,825                  $ 15,376          $ 11,705
    4/30/2004            $ 14,617                  $ 15,011          $ 11,743
    5/31/2004            $ 14,569                  $ 14,957          $ 11,811
    6/30/2004            $ 14,637                  $ 15,011          $ 11,849
    7/31/2004            $ 14,824                  $ 15,209          $ 11,830
    8/31/2004            $ 15,070                  $ 15,514          $ 11,836
    9/30/2004            $ 15,199                  $ 15,596          $ 11,861
   10/31/2004            $ 15,329                  $ 15,730          $ 11,924
   11/30/2004            $ 15,278                  $ 15,601          $ 11,930
   12/31/2004            $ 15,466                  $ 15,791          $ 11,886
    1/31/2005            $ 15,686                  $ 15,939          $ 11,911
    2/28/2005            $ 15,677                  $ 15,886          $ 11,980
    3/31/2005            $ 15,639                  $ 15,785          $ 12,074
    4/30/2005            $ 15,921                  $ 16,034          $ 12,155
    5/31/2005            $ 16,066                  $ 16,148          $ 12,142
    6/30/2005            $ 16,194                  $ 16,248          $ 12,149
    7/31/2005            $ 16,183                  $ 16,174          $ 12,205
    8/31/2005            $ 16,406                  $ 16,338          $ 12,267
    9/30/2005            $ 16,267                  $ 16,228          $ 12,417
   10/31/2005            $ 16,191                  $ 16,129          $ 12,442
   11/30/2005            $ 16,335                  $ 16,207          $ 12,342
   12/31/2005            $ 16,511                  $ 16,346          $ 12,292
    1/31/2006            $ 16,529                  $ 16,390          $ 12,386
    2/28/2006            $ 16,690                  $ 16,500          $ 12,411
    3/31/2006            $ 16,612                  $ 16,386          $ 12,480
    4/30/2006            $ 16,646                  $ 16,381          $ 12,586
    5/31/2006            $ 16,728                  $ 16,454          $ 12,648
    6/30/2006            $ 16,697                  $ 16,392          $ 12,673
    7/31/2006            $ 16,910                  $ 16,587          $ 12,711
    8/31/2006            $ 17,157                  $ 16,833          $ 12,736
    9/30/2006            $ 17,290                  $ 16,950          $ 12,673
   10/31/2006            $ 17,424                  $ 17,056          $ 12,605
   11/30/2006            $ 17,519                  $ 17,198          $ 12,586
   12/31/2006            $ 17,488                  $ 17,138          $ 12,605
    1/31/2007            $ 17,473                  $ 17,094          $ 12,643
    2/28/2007            $ 17,709                  $ 17,319          $ 12,711
    3/31/2007            $ 17,674                  $ 17,276          $ 12,826
    4/30/2007            $ 17,758                  $ 17,327          $ 12,910
    5/31/2007            $ 17,753                  $ 17,251          $ 12,989


16 | Annual Report

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. THE FUND IS CLASSIFIED AS A NONDIVERSIFIED FUND BECAUSE IT MAY INVEST A GREATER PORTION OF ITS ASSETS IN ONE ISSUER THAN A DIVERSIFIED FUND. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. IN GENERAL, AN INVESTOR IS PAID A HIGHER YIELD TO ASSUME A GREATER DEGREE OF CREDIT RISK. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:   Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Classes B, C and Advisor) per share on 5/31/07.

5. Taxable equivalent distribution rate and yield assume the published rates as of 12/28/06 for the maximum combined effective federal and California state personal income tax bracket of 41.05%, based on the federal income tax rate of 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 5/31/07.

7. Figures are as stated in the Fund's prospectus current as of the date of this report.

8. Effective 11/15/06, the Fund began offering Advisor class shares, which do not have sales charges or a Rule 12b-1 Plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 11/15/06, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 11/14/06, actual Advisor class performance is used reflecting all charges and fees applicable to that class. Since 11/15/06 (commencement of sales), the aggregate total return of Advisor class shares was +1.76%.

9. Source: Lehman Brothers Inc.; Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


                                                              Annual Report | 17

Your Fund's Expenses

FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


18 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-----------------------------------------------------------------------------------------------------------------
                                                     BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
CLASS A                                                VALUE 12/1/06      VALUE 5/31/07   PERIOD* 12/1/06-5/31/07
-----------------------------------------------------------------------------------------------------------------
Actual                                                    $1,000            $1,009.40              $3.16
-----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                  $1,000            $1,021.79              $3.18
-----------------------------------------------------------------------------------------------------------------
CLASS B
-----------------------------------------------------------------------------------------------------------------
Actual                                                    $1,000            $1,006.60              $5.90
-----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                  $1,000            $1,019.05              $5.94
-----------------------------------------------------------------------------------------------------------------
CLASS C
-----------------------------------------------------------------------------------------------------------------
Actual                                                    $1,000            $1,005.60              $5.90
-----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                  $1,000            $1,019.05              $5.94
-----------------------------------------------------------------------------------------------------------------
ADVISOR CLASS
-----------------------------------------------------------------------------------------------------------------
Actual                                                    $1,000            $1,010.90              $2.66
-----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                  $1,000            $1,022.29              $2.67
-----------------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio for each class (A: 0.63%;
B: 1.18%; C: 1.18%; and Advisor: 0.53%), multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.


                                                              Annual Report | 19

Franklin Tennessee Municipal Bond Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Tennessee Municipal Bond Fund seeks to maximize income exempt from federal and Tennessee personal income taxes, consistent with prudent investment management and the preservation of capital, by investing at least 80% of its total assets in securities that pay interest free from such taxes. 1

--------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*
Franklin Tennessee Municipal Bond Fund
Based on Total Long-Term Investments as of 5/31/07**

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

AAA ...................................................................   43.3%
AA ....................................................................   15.0%
A .....................................................................    2.3%
BBB ...................................................................    6.7%
Not Rated by S&P ......................................................   32.7%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Ratings for securities not rated by S&P are in the table below.

** Does not include short-term investments and other net assets.

RATINGS                       MOODY'S
Aaa                             26.6%
Aa                               5.8%
A                                0.3%
-------------------------------------
Total                           32.7%

--------------------------------------------------------------------------------

We are pleased to bring you Franklin Tennessee Municipal Bond Fund's annual AAA report for the period ended May 31, 2007.

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, began and ended the reporting period at $11.18. The Fund's Class A shares paid dividends totaling

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid the imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 48.


20 | Annual Report

45.91 cents per share for the reporting period. 2 The Performance Summary beginning on page 24 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 3.80%. An investor in the 2007 maximum combined effective federal and Tennessee personal income tax bracket of 38.90% would need to earn a distribution rate of 6.22% from a taxable investment to match the Fund's Class A tax-free distribution rate.

The Fund was subject to bond calls during the year under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher coupon bonds issued several years ago. In general, we were limited to reinvesting the proceeds from these bond calls as well as from cash inflows at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decline slightly, as shown in the dividend distributions table.

STATE UPDATE

Tennessee's economy continued to advance at a solid pace, bolstered by a strong labor market, a diversified economic base and higher personal incomes. In April, the state's unemployment rate fell below the national average with much of the job growth occurring in the retail, health care and services sectors. However, by May, Tennessee's unemployment rate grew to 4.7%, which was higher than the 4.5% national rate. 3 The manufacturing sector remained weak and continued to shed jobs despite some stabilization. Corporate relocations to the state kept office and industrial occupancy rates high and while home sales were generally lower, the declines in the Nashville and Knoxville metropolitan areas were milder than those nationally, which helped construction.

The state's financial profile was boosted by its recent history of structurally balanced budgets; conservative revenue growth estimates; cost containment reforms to the state's Medicaid program, TennCare; and improved general fund revenue performance. Sales tax collections, which represent a significant portion of state tax revenues, broadly exceeded estimates and unprecedented revenue growth from corporate income and property taxes was expected to generate a windfall for the state. Tennessee's TennCare health care reforms, the centerpiece of the state's financial recovery, curbed expenditures to within 26% of total state tax revenues. 4 Despite the recent enrollment reductions and benefit

DIVIDEND DISTRIBUTIONS 2
Franklin Tennessee Municipal Bond Fund Class A

--------------------------------------------------------------------------------
MONTH                                                         DIVIDEND PER SHARE
--------------------------------------------------------------------------------
June 2006                                                             3.85 cents
--------------------------------------------------------------------------------
July 2006                                                             3.85 cents
--------------------------------------------------------------------------------
August 2006                                                           3.85 cents
--------------------------------------------------------------------------------
September 2006                                                        3.85 cents
--------------------------------------------------------------------------------
October 2006                                                          3.85 cents
--------------------------------------------------------------------------------
November 2006                                                         3.85 cents
--------------------------------------------------------------------------------
December 2006                                                         3.80 cents
--------------------------------------------------------------------------------
January 2007                                                          3.80 cents
--------------------------------------------------------------------------------
February 2007                                                         3.80 cents
--------------------------------------------------------------------------------
March 2007                                                            3.80 cents
--------------------------------------------------------------------------------
April 2007                                                            3.80 cents
--------------------------------------------------------------------------------
May 2007                                                              3.80 cents
--------------------------------------------------------------------------------

2. Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

3. Source: Bureau of Labor Statistics.

4. Source: Standard & Poor's, "Summary: Tennessee; General Obligation," RATINGSDIRECT, 11/9/06.


                                                              Annual Report | 21

PORTFOLIO BREAKDOWN
Franklin Tennessee Municipal Bond Fund 5/31/07

--------------------------------------------------------------------------------
                                                                   % OF TOTAL
                                                        LONG-TERM INVESTMENTS*
--------------------------------------------------------------------------------
Prerefunded                                                              32.8%
--------------------------------------------------------------------------------
Utilities                                                                31.6%**
--------------------------------------------------------------------------------
General Obligation                                                       14.8%
--------------------------------------------------------------------------------
Hospital & Health Care                                                    7.4%
--------------------------------------------------------------------------------
Higher Education                                                          4.0%
--------------------------------------------------------------------------------
Housing                                                                   3.9%
--------------------------------------------------------------------------------
Transportation                                                            3.1%
--------------------------------------------------------------------------------
Subject to Government Appropriations                                      1.8%
--------------------------------------------------------------------------------
Tax-Supported                                                             0.6%
--------------------------------------------------------------------------------

* Does not include short-term investments and other net assets.

** The Fund may invest more than 25% in municipal securities that finance similar types of projects such as utilities. A change that affects one project may affect all similar projects, thereby increasing market risk.

limitations, TennCare remains one of the nation's most generous Medicaid programs. Partially as a result of the cost savings, the general fund reserve balance, which has steadily grown over the past several years, had a record $497 million allotted for fiscal year 2007. 4 In light of the current surpluses, Governor Phil Bredesen has proposed an overhaul of the state's education plan known as the Basic Education Plan. The Governor's proposal, dubbed BEP 2.0, would significantly increase funding for K-12 public education.

Independent credit rating agency Standard & Poor's assigned Tennessee's general obligation bonds a rating of AA+ with a stable outlook, while Moody's Investors Service's rating for the state was Aa2 with a positive outlook. 5 The ratings and outlooks reflected the state's ongoing economic improvement, low debt burden coupled with moderate future debt issuance, and recent strides made toward long-term fiscal stability.

INVESTMENT STRATEGY

We use a consistent, disciplined strategy to maximize income for our shareholders by seeking to maintain our exposure to higher coupon securities. We generally employ a buy-and-hold approach and invest in securities that we believe should provide the most relative value in the market. As we invest throughout different interest rate environments, the Fund's portfolio becomes well diversified with a broad range of coupons, calls and maturities. This broad diversification may help mitigate interest rate risk. We generally stay fully invested to maximize income distribution.

MANAGER'S DISCUSSION

Our value-oriented philosophy of investing primarily for income, combined with a relatively steep municipal yield curve compared to Treasuries, favored longer-term bonds during the reporting period. Consistent with our strategy, we sought to remain fully invested in bonds ranging from 15 to 30 years in maturity with good call features. Given the tight credit spreads during the period, we primarily found value in insured, AAA-rated, water and sewer revenue bonds and city general obligation bonds. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

5. These do not indicate ratings of the Fund.


22 | Annual Report

Thank you for your continued participation in Franklin Tennessee Municipal Bond Fund. We look forward to serving your future investment needs.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF MAY 31, 2007, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                              Annual Report | 23

Performance Summary as of 5/31/07

FRANKLIN TENNESSEE MUNICIPAL BOND FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
CLASS A (SYMBOL: FRTIX)                               CHANGE   5/31/07   5/31/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                                  $0.00    $11.18    $11.18
--------------------------------------------------------------------------------
DISTRIBUTIONS (6/1/06-5/31/07)
--------------------------------------------------------------------------------
Dividend Income                             $0.4591
--------------------------------------------------------------------------------

PERFORMANCE 1

CUMULATIVE TOTAL RETURN EXCLUDES THE SALES CHARGE. AVERAGE ANNUAL TOTAL RETURNS INCLUDE THE MAXIMUM SALES CHARGE. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

-------------------------------------------------------------------------------
CLASS A                                              1-YEAR   5-YEAR   10-YEAR
-------------------------------------------------------------------------------
Cumulative Total Return 2                             +4.15%  +26.24%   +66.89%
-------------------------------------------------------------------------------
Average Annual Total Return 3                         -0.30%   +3.86%    +4.79%
-------------------------------------------------------------------------------
Avg. Ann. Total Return (6/30/07) 4                    -0.36%   +3.57%    +4.63%
-------------------------------------------------------------------------------
   Distribution Rate 5                        3.80%
-------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 6     6.22%
-------------------------------------------------------------------------------
   30-Day Standardized Yield 7                3.29%
-------------------------------------------------------------------------------
   Taxable Equivalent Yield 6                 5.38%
-------------------------------------------------------------------------------
   Total Annual Operating Expense 8
-------------------------------------------------------------------------------
      Without Waiver                          0.77%
-------------------------------------------------------------------------------
      With Waiver                             0.70%
-------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.

THE FUND'S MANAGER HAS CONTRACTUALLY AGREED IN ADVANCE TO WAIVE OR LIMIT ITS FEES AND, IF NEEDED, TO ASSUME AS ITS OWN EXPENSE CERTAIN EXPENSES OTHERWISE PAYABLE BY THE FUND UNTIL 9/30/08. AFTER THIS DATE, THE MANAGER MAY END THIS ARRANGEMENT AT ANY TIME UPON NOTICE TO THE BOARD.


24 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT 1

Total return represents the change in value of an investment over the periods shown. It includes the maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

      CLASS A (6/1/97-5/31/07)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                Franklin Tennessee Municipal       Lehman Brothers
   Date                   Bond Fund            Municipal Bond Index 9    CPI 9
-------------------------------------------------------------------------------
  6/1/1997                 $ 9,571                    $10,000           $10,000
 6/30/1997                 $ 9,678                    $10,107           $10,012
 7/31/1997                 $ 9,983                    $10,386           $10,025
 8/31/1997                 $ 9,866                    $10,289           $10,044
 9/30/1997                 $10,008                    $10,411           $10,069
10/31/1997                 $10,070                    $10,478           $10,094
11/30/1997                 $10,177                    $10,540           $10,087
12/31/1997                 $10,357                    $10,694           $10,075
 1/31/1998                 $10,465                    $10,804           $10,094
 2/28/1998                 $10,462                    $10,807           $10,112
 3/31/1998                 $10,469                    $10,817           $10,131
 4/30/1998                 $10,419                    $10,768           $10,150
 5/31/1998                 $10,604                    $10,938           $10,169
 6/30/1998                 $10,667                    $10,981           $10,181
 7/31/1998                 $10,692                    $11,009           $10,194
 8/31/1998                 $10,861                    $11,179           $10,206
 9/30/1998                 $11,000                    $11,318           $10,219
10/31/1998                 $10,958                    $11,318           $10,244
11/30/1998                 $11,012                    $11,358           $10,244
12/31/1998                 $11,043                    $11,386           $10,237
 1/31/1999                 $11,156                    $11,522           $10,262
 2/28/1999                 $11,093                    $11,472           $10,275
 3/31/1999                 $11,137                    $11,487           $10,306
 4/30/1999                 $11,141                    $11,516           $10,381
 5/31/1999                 $11,047                    $11,449           $10,381
 6/30/1999                 $10,823                    $11,285           $10,381
 7/31/1999                 $10,826                    $11,326           $10,412
 8/31/1999                 $10,631                    $11,235           $10,437
 9/30/1999                 $10,586                    $11,240           $10,487
10/31/1999                 $10,349                    $11,118           $10,506
11/30/1999                 $10,475                    $11,236           $10,512
12/31/1999                 $10,329                    $11,152           $10,512
 1/31/2000                 $10,233                    $11,104           $10,543
 2/29/2000                 $10,372                    $11,233           $10,606
 3/31/2000                 $10,678                    $11,478           $10,693
 4/30/2000                 $10,581                    $11,410           $10,700
 5/31/2000                 $10,453                    $11,351           $10,712
 6/30/2000                 $10,773                    $11,652           $10,768
 7/31/2000                 $10,969                    $11,814           $10,793
 8/31/2000                 $11,176                    $11,996           $10,793
 9/30/2000                 $11,077                    $11,934           $10,849
10/31/2000                 $11,211                    $12,064           $10,868
11/30/2000                 $11,325                    $12,155           $10,874
12/31/2000                 $11,696                    $12,455           $10,868
 1/31/2001                 $11,768                    $12,579           $10,937
 2/28/2001                 $11,829                    $12,619           $10,981
 3/31/2001                 $11,922                    $12,732           $11,006
 4/30/2001                 $11,766                    $12,594           $11,049
 5/31/2001                 $11,893                    $12,729           $11,099
 6/30/2001                 $12,009                    $12,815           $11,118
 7/31/2001                 $12,225                    $13,004           $11,087
 8/31/2001                 $12,420                    $13,219           $11,087
 9/30/2001                 $12,303                    $13,174           $11,137
10/31/2001                 $12,477                    $13,331           $11,099
11/30/2001                 $12,394                    $13,219           $11,081
12/31/2001                 $12,207                    $13,094           $11,037
 1/31/2002                 $12,426                    $13,321           $11,062
 2/28/2002                 $12,590                    $13,481           $11,106
 3/31/2002                 $12,332                    $13,217           $11,168
 4/30/2002                 $12,566                    $13,476           $11,230
 5/31/2002                 $12,651                    $13,557           $11,230
 6/30/2002                 $12,771                    $13,701           $11,237
 7/31/2002                 $12,926                    $13,877           $11,249
 8/31/2002                 $13,071                    $14,044           $11,287
 9/30/2002                 $13,402                    $14,351           $11,305
10/31/2002                 $13,089                    $14,113           $11,324
11/30/2002                 $13,045                    $14,055           $11,324
12/31/2002                 $13,332                    $14,351           $11,299
 1/31/2003                 $13,287                    $14,315           $11,349
 2/28/2003                 $13,480                    $14,515           $11,437
 3/31/2003                 $13,543                    $14,524           $11,505
 4/30/2003                 $13,665                    $14,620           $11,480
 5/31/2003                 $14,005                    $14,962           $11,462
 6/30/2003                 $13,934                    $14,899           $11,474
 7/31/2003                 $13,376                    $14,377           $11,487
 8/31/2003                 $13,486                    $14,484           $11,530
 9/30/2003                 $13,866                    $14,910           $11,568
10/31/2003                 $13,806                    $14,835           $11,555
11/30/2003                 $13,967                    $14,990           $11,524
12/31/2003                 $14,066                    $15,114           $11,512
 1/31/2004                 $14,153                    $15,200           $11,568
 2/29/2004                 $14,365                    $15,429           $11,630
 3/31/2004                 $14,303                    $15,376           $11,705
 4/30/2004                 $13,940                    $15,011           $11,743
 5/31/2004                 $13,928                    $14,957           $11,811
 6/30/2004                 $13,979                    $15,011           $11,849
 7/31/2004                 $14,194                    $15,209           $11,830
 8/31/2004                 $14,448                    $15,514           $11,836
 9/30/2004                 $14,538                    $15,596           $11,861
10/31/2004                 $14,691                    $15,730           $11,924
11/30/2004                 $14,563                    $15,601           $11,930
12/31/2004                 $14,756                    $15,791           $11,886
 1/31/2005                 $14,937                    $15,939           $11,911
 2/28/2005                 $14,898                    $15,886           $11,980
 3/31/2005                 $14,807                    $15,785           $12,074
 4/30/2005                 $15,016                    $16,034           $12,155
 5/31/2005                 $15,108                    $16,148           $12,142
 6/30/2005                 $15,174                    $16,248           $12,149
 7/31/2005                 $15,121                    $16,174           $12,205
 8/31/2005                 $15,240                    $16,338           $12,267
 9/30/2005                 $15,146                    $16,228           $12,417
10/31/2005                 $15,065                    $16,129           $12,442
11/30/2005                 $15,132                    $16,207           $12,342
12/31/2005                 $15,239                    $16,346           $12,292
 1/31/2006                 $15,278                    $16,390           $12,386
 2/28/2006                 $15,399                    $16,500           $12,411
 3/31/2006                 $15,303                    $16,386           $12,480
 4/30/2006                 $15,315                    $16,381           $12,586
 5/31/2006                 $15,341                    $16,454           $12,648
 6/30/2006                 $15,284                    $16,392           $12,673
 7/31/2006                 $15,433                    $16,587           $12,711
 8/31/2006                 $15,639                    $16,833           $12,736
 9/30/2006                 $15,734                    $16,950           $12,673
10/31/2006                 $15,815                    $17,056           $12,605
11/30/2006                 $15,953                    $17,198           $12,586
12/31/2006                 $15,894                    $17,138           $12,605
 1/31/2007                 $15,849                    $17,094           $12,643
 2/28/2007                 $16,058                    $17,319           $12,711
 3/31/2007                 $15,984                    $17,276           $12,826
 4/30/2007                 $16,038                    $17,327           $12,910
 5/31/2007                 $15,973                    $17,251           $12,989

AVERAGE ANNUAL TOTAL RETURN

----------------------------------------
CLASS A                          5/31/07
----------------------------------------
1-Year                            -0.30%
----------------------------------------
5-Year                            +3.86%
----------------------------------------
10-Year                           +4.79%
----------------------------------------


                                                              Annual Report | 25

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. THE FUND IS CLASSIFIED AS A NONDIVERSIFIED FUND BECAUSE IT MAY INVEST A GREATER PORTION OF ITS ASSETS IN ONE ISSUER THAN A DIVERSIFIED FUND. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

1. The Fund's manager has contractually agreed in advance to waive or limit its fees and, if needed, to assume as its own expense certain expenses otherwise payable by the Fund until 9/30/08. After this date, the manager may end this arrangement at any time upon notice to the board. If the manager had not taken this action, the Fund's distribution rate and total return would have been lower, and yield for the period would have been 3.22%.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Distribution rate is based on an annualization of the current 3.70 cent per share monthly dividend and the maximum offering price of $11.68 per share on 5/31/07.

6. Taxable equivalent distribution rate and yield assume the published rates as of 12/28/06 for the maximum combined effective federal and Tennessee state personal income tax rate of 38.90%, based on the federal income tax rate of 35.00%.

7. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 5/31/07.

8. Figures are as stated in the Fund's prospectus current as of the date of this report.

9. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


26 | Annual Report

Your Fund's Expenses

FRANKLIN TENNESSEE MUNICIPAL BOND FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                              Annual Report | 27

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-------------------------------------------------------------------------------------------------------------------------
                                                    BEGINNING ACCOUNT       ENDING ACCOUNT         EXPENSES PAID DURING
CLASS A                                               VALUE 12/1/06          VALUE 5/31/07        PERIOD* 12/1/06-5/31/07
-------------------------------------------------------------------------------------------------------------------------
Actual                                                   $1,000                $1,001.80                   $3.49
-------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                 $1,000                $1,021.44                   $3.53
-------------------------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio, net of expense waivers, of 0.70%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.


28 | Annual Report

Franklin Municipal Securities Trust

FINANCIAL HIGHLIGHTS

FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND

                                                    ----------------------------------------------------------------------
                                                                               YEAR ENDED MAY 31,
CLASS A                                                   2007           2006           2005           2004          2003
                                                    ----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............   $    10.31     $    10.39     $     9.94     $    10.21    $     9.97
                                                    ----------------------------------------------------------------------
Income from investment operations a:
   Net investment income b ......................         0.48           0.50           0.53           0.56          0.54
   Net realized and unrealized gains (losses) ...         0.13          (0.08)          0.47          (0.28)         0.25
                                                    ----------------------------------------------------------------------
Total from investment operations ................         0.61           0.42           1.00           0.28          0.79
                                                    ----------------------------------------------------------------------
Less distributions from net investment income ...        (0.48)         (0.50)         (0.55)         (0.55)        (0.55)
                                                    ----------------------------------------------------------------------
Redemption fees .................................           --             -- d           -- d           --            --
                                                    ----------------------------------------------------------------------
Net asset value, end of year ....................   $    10.44     $    10.31     $    10.39     $     9.94    $    10.21
                                                    ======================================================================

Total return c ..................................         6.03%          4.13%         10.26%          2.81%         8.15%

RATIOS TO AVERAGE NET ASSETS
Expenses ........................................         0.62%          0.62%          0.64%          0.65%         0.65%
Net investment income ...........................         4.58%          4.80%          5.22%          5.61%         5.36%

SUPPLEMENTAL DATA
Net assets, end of year (000's) .................   $1,329,255     $1,067,011     $  777,960     $  548,292    $  537,770
Portfolio turnover rate .........................         3.34%         11.18%          5.43%          8.79%        10.13%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d Amount rounds to less than $0.01 per share.


                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 29

Franklin Municipal Securities Trust

FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND

                                                    ----------------------------------------------------------------------
                                                                               YEAR ENDED MAY 31,
CLASS B                                                   2007           2006           2005           2004          2003
                                                    ----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............   $    10.36     $    10.44     $     9.99     $    10.25    $    10.02
                                                    ----------------------------------------------------------------------
Income from investment operations a:
   Net investment income b ......................         0.42           0.44           0.48           0.51          0.49
   Net realized and unrealized gains (losses) ...         0.14          (0.08)          0.46          (0.28)         0.24
                                                    ----------------------------------------------------------------------
Total from investment operations ................         0.56           0.36           0.94           0.23          0.73
                                                    ----------------------------------------------------------------------
Less distributions from net investment income ...        (0.43)         (0.44)         (0.49)         (0.49)        (0.50)
                                                    ----------------------------------------------------------------------
Redemption fees .................................           --             -- d           -- d           --            --
                                                    ----------------------------------------------------------------------
Net asset value, end of year ....................   $    10.49     $    10.36     $    10.44     $     9.99    $    10.25
                                                    ======================================================================

Total return c ..................................         5.43%          3.54%          9.61%          2.24%         7.52%

RATIOS TO AVERAGE NET ASSETS
Expenses ........................................         1.17%          1.17%          1.19%          1.20%         1.20%
Net investment income ...........................         4.03%          4.25%          4.67%          5.06%         4.81%

SUPPLEMENTAL DATA
Net assets, end of year (000's) .................   $   27,246     $   29,980     $   31,588     $   28,197    $   29,268
Portfolio turnover rate .........................         3.34%         11.18%          5.43%          8.79%        10.13%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d Amount rounds to less than $0.01 per share.


30 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Municipal Securities Trust

FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND

                                                    ----------------------------------------------------------------------
                                                                               YEAR ENDED MAY 31,
CLASS C                                                   2007           2006           2005           2004          2003
                                                    ----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............   $    10.35     $    10.43     $     9.97     $    10.24    $    10.01
                                                    ----------------------------------------------------------------------
Income from investment operations a:
   Net investment income b ......................         0.42           0.44           0.48           0.51          0.48
   Net realized and unrealized gains (losses) ...         0.14          (0.08)          0.47          (0.29)         0.25
                                                    ----------------------------------------------------------------------
Total from investment operations ................         0.56           0.36           0.95           0.22          0.73
                                                    ----------------------------------------------------------------------
Less distributions from net investment income ...        (0.43)         (0.44)         (0.49)         (0.49)        (0.50)
                                                    ----------------------------------------------------------------------
Redemption fees .................................           --             -- d           --             --            --
                                                    ----------------------------------------------------------------------
Net asset value, end of year ....................   $    10.48     $    10.35     $    10.43     $     9.97    $    10.24
                                                    ======================================================================

Total return c ..................................         5.43%          3.54%          9.72%          2.24%         7.43%

RATIOS TO AVERAGE NET ASSETS
Expenses ........................................         1.17%          1.17%          1.19%          1.20%         1.20%
Net investment income ...........................         4.03%          4.25%          4.67%          5.06%         4.81%

SUPPLEMENTAL DATA
Net assets, end of year (000's) .................   $  285,410     $  190,670     $  120,521     $   79,294    $   77,748
Portfolio turnover rate .........................         3.34%         11.18%          5.43%          8.79%        10.13%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d Amount rounds to less than $0.01 per share.


                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 31

Franklin Municipal Securities Trust

FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND

                                                                                                    --------------
                                                                                                    PERIOD ENDED
ADVISOR CLASS                                                                                       MAY 31, 2007 d
                                                                                                    --------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ............................................................   $        10.53
                                                                                                    --------------
Income from investment operations a:
   Net investment income b ......................................................................             0.26
   Net realized and unrealized gains (losses) ...................................................            (0.08)
                                                                                                    --------------
Total from investment operations ................................................................             0.18
                                                                                                    --------------
Less distributions from net investment income ...................................................            (0.26)
                                                                                                    --------------
Redemption fees .................................................................................               --
                                                                                                    --------------
Net asset value, end of period ..................................................................   $        10.45
                                                                                                    ==============

Total return c ..................................................................................             1.76%

RATIOS TO AVERAGE NET ASSETS
Expenses ........................................................................................             0.52% e
Net investment income ...........................................................................             4.68% e

SUPPLEMENTAL DATA
Net assets, end of period (000's) ...............................................................   $       18,156
Portfolio turnover rate .........................................................................             3.34%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return is not annualized for periods less than one year.

d For period November 15, 2006 (effective date) to May 31, 2007.

e Annualized.


32 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Municipal Securities Trust

STATEMENT OF INVESTMENTS, MAY 31, 2007

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
  FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                                         AMOUNT           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 95.6%
  MUNICIPAL BONDS 95.6%
  CALIFORNIA 92.2%
  ABAG 1915 Act Special Assessment, Windemere Ranch AD,
      1999-1, 6.20%, 9/02/20 ....................................................................   $   1,950,000   $     2,068,346
      1999-1, 6.30%, 9/02/25 ....................................................................       2,935,000         3,121,901
      Series 1, 7.30%, 9/02/17 ..................................................................       9,865,000        10,307,149
      Series 1, 7.35%, 9/02/20 ..................................................................       7,820,000         8,168,381
      Series 1, 7.45%, 9/02/30 ..................................................................       4,815,000         5,036,394
  ABAG Finance Authority for Nonprofit Corps. COP, California Mortgage Insured, 6.15%,
    1/01/22 .....................................................................................       1,175,000         1,200,474
  ABAG Finance Authority for Nonprofit Corps. Revenue, Elder Care Alliance,
    California Mortgage Insured, 5.60%, 8/15/34 .................................................       4,260,000         4,518,113
  Adelanto Water Authority Revenue,
      Parity, Water System Acquisition Project, Series A, Pre-Refunded, 7.50%, 9/01/28 ..........       3,095,000         3,275,779
      Subordinated, Water System Acquisition Project, Series A, Pre-Refunded, 7.50%,
        9/01/28 .................................................................................       2,000,000         2,129,760
  Alameda CFD No. 2 Special Tax, Refunding, 6.125%, 9/01/16 .....................................       1,240,000         1,253,764
  Alameda PFA Local Agency Revenue, Special Tax, CFD 1, Series A,
      6.70%, 8/01/12 ............................................................................       3,400,000         3,445,594
      7.00%, 8/01/19 ............................................................................       4,015,000         4,066,352
  American Canyon Financing Authority Infrastructure Revenue Special Assessment,
  American Canyon Road East,
      5.00%, 9/02/25 ............................................................................       1,305,000         1,311,616
      5.00%, 9/02/30 ............................................................................       2,020,000         2,014,344
      5.10%, 9/02/35 ............................................................................       1,695,000         1,701,068
  Arcadia USD, GO, Capital Appreciation, Election of 2006, Series A, FSA Insured, zero cpn.,
      8/01/42 ...................................................................................      12,735,000         2,228,498
      8/01/44 ...................................................................................      25,080,000         3,960,132
  Avenal PFAR,
      Pre-Refunded, 7.00%, 9/02/10 ..............................................................         695,000           711,242
      Pre-Refunded, 7.25%, 9/02/27 ..............................................................       3,665,000         3,769,233
      Refunding, 5.00%, 9/01/30 .................................................................       1,325,000         1,340,065
      Refunding, 5.00%, 9/01/36 .................................................................         710,000           714,232
  Azusa Special Tax,
      CFD 05-1, Improvement, Area 1, 5.00%, 9/01/27 .............................................       2,640,000         2,648,184
      Escrow, CFD 05-1, Area 1, 5.00%, 9/01/27 ..................................................       1,115,000         1,118,457
      Escrow, CFD 05-1, Area 1, 5.00%, 9/01/37 ..................................................       2,845,000         2,844,772
      Escrow, CFD 05-1, Improvement, Area 1, 5.00%, 9/01/37 .....................................      10,250,000        10,249,180
  Beaumont Financing Authority Local Agency Revenue,
      Series B, 5.35%, 9/01/28 ..................................................................       1,000,000         1,020,460
      Series B, 5.40%, 9/01/35 ..................................................................       1,490,000         1,519,234
      Series C, 5.45%, 9/01/27 ..................................................................       6,435,000         6,569,363
      Series C, 5.50%, 9/01/29 ..................................................................         855,000           880,513
      Series C, 5.50%, 9/01/35 ..................................................................       1,035,000         1,060,740
      Series C, 5.50%, 9/01/35 ..................................................................       4,000,000         4,076,120
  Bell GO, Election of 2003, MBIA Insured, 5.00%, 8/01/34 .......................................       5,195,000         5,416,671
  Beverly Hills USD, GO, Election of 2002, Series B, 5.00%, 8/01/27 .............................       3,940,000         4,141,649


                                                              Annual Report | 33

Franklin Municipal Securities Trust

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
  FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                                         AMOUNT           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  CALIFORNIA (CONTINUED)
  Brentwood Infrastructure Financing Authority Infrastructure Revenue, CIFP, Series 1,
      5.00%, 9/02/25 ............................................................................   $   3,195,000   $     3,208,611
      5.125%, 9/02/30 ...........................................................................       4,400,000         4,436,740
      5.15%, 9/02/35 ............................................................................       3,450,000         3,477,496
  Burbank Wastewater Treatment Revenue, Refunding, Series A, AMBAC Insured, 5.00%,
    6/01/34 .....................................................................................       1,430,000         1,489,874
  Cabrillo Community College District GO, Capital Appreciation, Election of 2004, Series B,
    MBIA Insured, zero cpn.,
      8/01/31 ...................................................................................       8,870,000         2,722,469
      8/01/33 ...................................................................................       9,475,000         2,630,450
      8/01/37 ...................................................................................      11,850,000         2,680,589
  Calexico Community RDA Water System Lease Revenue, Water Lease Revenue,
    MBIA Insured, 5.00%, 11/01/26 ...............................................................       2,785,000         2,901,914
  California City RDA Tax Allocation Revenue, Refunding, Series A-1, 7.75%, 9/01/34 .............       9,575,000        10,377,864
  California County Tobacco Securitization Agency Tobacco Settlement Revenue,
      Asset-Backed, Los Angeles County Security, zero cpn. to 12/01/10, 5.70% thereafter,
        6/01/46 .................................................................................       5,000,000         4,375,100
      Refunding, 5.25%, 6/01/46 .................................................................       5,000,000         5,019,550
  California Educational Facilities Authority Revenue,
      California College of the Arts, Refunding, 5.00%, 6/01/30 .................................       1,800,000         1,838,016
      California College of the Arts, Refunding, 5.00%, 6/01/35 .................................       4,405,000         4,492,131
      College and University Financing Program, 5.00%, 2/01/30 ..................................       5,425,000         5,541,366
      College and University Financing Program, 5.00%, 2/01/37 ..................................       1,150,000         1,170,206
      Keck Graduate Institute, Pre-Refunded, 6.75%, 6/01/30 .....................................       2,500,000         2,731,075
      Occidental College, Refunding, Series A, MBIA Insured, 5.00%, 10/01/30 ....................       2,000,000         2,092,680
      Occidental College, Refunding, Series A, MBIA Insured, 5.00%, 10/01/33 ....................       7,345,000         7,680,152
      Pooled College and University, Series B, 6.625%, 6/01/20 ..................................       1,000,000         1,082,460
  California Health Facilities Financing Authority Revenue,
      California-Nevada Methodist, 5.00%, 7/01/26 ...............................................       1,750,000         1,815,853
      California-Nevada Methodist, 5.00%, 7/01/36 ...............................................       2,075,000         2,142,147
      Kaiser Permanente, Series A, 5.00%, 4/01/37 ...............................................      18,460,000        18,761,636
      Kaiser Permanente, Series A, ETM, 5.40%, 5/01/28 ..........................................       2,500,000         2,540,775
      Kaiser Permanente, Series B, ETM, 5.25%, 10/01/16 .........................................       3,250,000         3,341,812
      Sutter Health, Series A, 5.00%, 11/15/42 ..................................................      23,000,000        23,485,530
      Sutter Health, Series A, 5.25%, 11/15/46 ..................................................      25,000,000        26,115,750
      Thessalonika Family, Series A, California Mortgage Insured, 6.20%, 12/01/15 ...............         585,000           591,997
      Verdugo Mental Health, Series A, California Mortgage Insured, 5.00%, 4/01/28 ..............       1,895,000         1,960,302
      Verdugo Mental Health, Series A, California Mortgage Insured, 5.00%, 4/01/37 ..............       2,515,000         2,591,607
  California HFAR, Home Mortgage, Series K, 4.80%, 8/01/41 ......................................      10,000,000         9,883,400
  California Infrastructure and Economic Development Bank Revenue, Performing Arts Center,
    5.00%, 12/01/42 .............................................................................       4,390,000         4,516,388
  California Municipal Finance Authority COP, Community Hospitals of Central California,
    5.25%, 2/01/27 ..............................................................................      15,655,000        16,095,688
  California Municipal Finance Authority Revenue, University Students Cooperative Associates,
    5.00%, 4/01/37 ..............................................................................       2,000,000         2,029,340


34 | Annual Report

Franklin Municipal Securities Trust

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
  FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                                         AMOUNT           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  CALIFORNIA (CONTINUED)
  California State GO,
      FGIC Insured, 6.00%, 8/01/19 ..............................................................   $      30,000   $        30,108
      Pre-Refunded, 5.00%, 2/01/33 ..............................................................      15,600,000        16,653,156
      Refunding, AMBAC Insured, 5.00%, 3/01/34 ..................................................      10,000,000        10,399,300
      Various Purpose, MBIA Insured, 5.00%, 3/01/33 .............................................       2,025,000         2,111,933
  California State Public Works Board Lease Revenue,
      Department of Mental Health, Coalinga, Series A, 5.125%, 6/01/29 ..........................       5,000,000         5,188,650
      University of California, Institute Project, Series C, AMBAC Insured, 5.00%, 4/01/30 ......       5,000,000         5,220,000
  California State University of Fresno Assn. Inc. Revenue, Senior Auxiliary Organization Event
    Center, Pre-Refunded, 6.00%, 7/01/22 ........................................................       3,500,000         3,877,580
  California Statewide CDA, COP,
      Catholic Healthcare West, 6.50%, 7/01/20 ..................................................       3,365,000         3,659,841
      Catholic Healthcare West, Pre-Refunded, 6.50%, 7/01/20 ....................................       8,695,000         9,441,553
      International School of the Peninsula Project, Pre-Refunded, 7.50%, 11/01/29 ..............      10,255,000        11,084,629
      Windward School, 6.90%, 9/01/23 ...........................................................         990,000         1,003,533
  California Statewide CDA Assisted Living Facilities Revenue, Hollenbeck Palms/Magnolia,
    Series A, Radian Insured, 4.50%, 2/01/27 ....................................................       2,200,000         2,132,834
a California Statewide CDA Lease Revenue, Special Facilities, United Airlines, Series A,
    5.70%, 10/01/33 .............................................................................       3,320,000         1,160,606
  California Statewide CDA Revenue,
      Bentley School, Refunding, 6.75%, 7/01/32 .................................................       8,250,000         8,883,682
      California Mortgage Insured, 5.00%, 5/01/37 ...............................................       3,980,000         4,079,858
      Elder Care Alliance, Series A, Pre-Refunded, 8.00%, 11/15/22 ..............................       3,000,000         3,639,840
      Elder Care Alliance, Series A, Pre-Refunded, 8.25%, 11/15/32 ..............................       4,000,000         4,917,480
      Eskaton Village Grass Valley, Pre-Refunded, 8.25%, 11/15/31 ...............................       9,865,000        11,252,611
      John F. Kennedy University, 6.75%, 10/01/33 ...............................................       5,000,000         5,437,800
      Kaiser Permanente, Series A, 5.00%, 4/01/31 ...............................................      10,000,000        10,185,900
      Kaiser Permanente, Series B, 5.00%, 3/01/41 ...............................................      25,000,000        25,280,500
      Monterey Institute International, 5.50%, 7/01/31 ..........................................       8,285,000         8,429,905
      Presidio Hill School, 6.875%, 8/01/32 .....................................................       6,195,000         6,565,027
      Prospect Sierra School, Pre-Refunded, 6.75%, 9/01/32 ......................................       5,000,000         5,516,550
      Seven Hills School, 6.50%, 8/01/31 ........................................................       5,510,000         5,728,361
      Sonoma County Day School, 6.75%, 1/01/32 ..................................................       5,910,000         6,123,351
      Sutter Health, Refunding, Series A, 5.00%, 11/15/43 .......................................      21,500,000        21,959,670
      Thomas Jefferson School of Law Project, Pre-Refunded, 7.75%, 10/01/31 .....................       4,925,000         5,652,422
      Turning Point, 6.50%, 11/01/31 ............................................................       6,130,000         6,471,380
      Valleycare Health System, Series A, 5.00%, 7/15/22 ........................................       1,000,000         1,001,680
      Valleycare Health System, Series A, 5.125%, 7/15/31 .......................................       3,000,000         3,005,220
  Camarillo PFA Wastewater Revenue, AMBAC Insured, 5.00%, 6/01/36 ...............................       2,960,000         3,088,434
  Campbell RDA Tax Allocation, Central Campbell Redevelopment Project, Series A,
    Pre-Refunded, 6.55%, 10/01/32 ...............................................................       5,300,000         5,737,621
  Capistrano USD, CFD Special Tax, No. 05-1, Rancho Madrina, 5.25%, 9/01/34 .....................       1,120,000         1,133,350
  Castro Valley USD, GO, Election of 2005, FGIC Insured, 5.00%, 8/01/34 .........................       5,310,000         5,536,578
  Cathedral City 1915 Act Special Assessment, Limited Obligation, Cove ID 04-02,
      5.00%, 9/02/30 ............................................................................       1,200,000         1,200,672
      5.05%, 9/02/35 ............................................................................       1,335,000         1,337,443


                                                              Annual Report | 35

Franklin Municipal Securities Trust

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
  FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                                         AMOUNT           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  CALIFORNIA (CONTINUED)
  Chabot-Las Positas Community College District GO, Capital Appreciation Bonds, Series C,
    AMBAC Insured, zero cpn.,
      8/01/44 ...................................................................................   $  32,750,000   $     5,118,497
      8/01/46 ...................................................................................      35,370,000         5,002,733
  Chino CFD Special Tax,
      No. 03-1, 5.875%, 9/01/33 .................................................................       1,250,000         1,308,575
      No. 03-3, Improvement Area 1, 5.70%, 9/01/29 ..............................................       1,215,000         1,261,607
      No. 03-3, Improvement Area 1, 5.75%, 9/01/34 ..............................................       1,420,000         1,474,287
  Chula Vista CFD Special Tax,
      No. 01-1, Improvement Area, San Miguel, Series B, 5.45%, 9/01/36 ..........................       2,175,000         2,220,414
      No. 12-I, Mcmillin Otay Ranch, 5.25%, 9/01/30 .............................................       2,135,000         2,159,168
      No. 12-I, Mcmillin Otay Ranch, 5.25%, 9/01/36 .............................................       3,705,000         3,733,528
  Chula Vista Special Tax, CFD No. 2000-1, Pre-Refunded, 6.60%, 9/01/30 .........................       1,500,000         1,582,080
  Clovis USD, GO, Capital Appreciation, Election of 2004, Series A, FGIC Insured, zero cpn.,
      8/01/27 ...................................................................................       7,500,000         2,993,025
      8/01/28 ...................................................................................       5,000,000         1,902,500
  Corona CFD No. 2003-2 Special Tax, Highlands Collection, 5.20%, 9/01/34 .......................       1,000,000         1,010,870
  Corona CFD Special Tax,
      No. 01-02, Improvement Nos. 1 and 2, 6.25%, 9/01/32 .......................................       1,890,000         1,954,487
      No. 03-2, Highlands, 5.15%, 9/01/34 .......................................................       2,810,000         2,815,367
  Corona-Norco USD, PFA Special Tax Revenue, Series B, 5.00%,
      9/01/26 ...................................................................................       1,760,000         1,751,253
      9/01/36 ...................................................................................       2,000,000         1,972,620
  Corona-Norco USD Special Tax,
      CFD No. 04-1, 5.00%, 9/01/24 ..............................................................       1,540,000         1,553,490
      CFD No. 04-1, 5.20%, 9/01/36 ..............................................................       2,000,000         2,032,100
      CFD No. 99-1, Pre-Refunded, 7.00%, 9/01/29 ................................................       2,120,000         2,288,837
      Series A, 5.35%, 9/01/26 ..................................................................       1,005,000         1,028,527
      Series A, 5.40%, 9/01/36 ..................................................................       2,530,000         2,587,203
  Cotati South Sonoma Business Park AD Special Assessment, Improvement, 6.50%,
    9/02/33 .....................................................................................       5,655,000         5,773,472
  Del Mar Race Track Authority Revenue, 5.00%, 8/15/25 ..........................................       3,665,000         3,791,736
  Duarte RDA Tax Allocation,
      Capital Appreciation, Merged Redevelopment Project, zero cpn., 12/01/28 ...................      30,795,000        10,037,322
      Davis Addition Project Area, Refunding, 6.70%, 9/01/14 ....................................       2,215,000         2,272,656
      Davis Addition Project Area, Refunding, 6.90%, 9/01/18 ....................................       4,120,000         4,226,626
      Rancho Duarte Phase I Project Area, Pre-Refunded, 6.80%, 9/01/16 ..........................         560,000           575,277
  El Dorado County Special Tax,
      CFD No. 1992-1, 6.125%, 9/01/16 ...........................................................       4,740,000         4,883,480
      CFD No. 2001-1, 5.35%, 9/01/35 ............................................................       1,900,000         1,925,099
      CFD No. 2005-1, 5.00%, 9/01/21 ............................................................       1,000,000         1,002,120
      CFD No. 2005-1, 5.15%, 9/01/25 ............................................................       2,075,000         2,093,053
      CFD No. 2005-1, 5.25%, 9/01/35 ............................................................       4,180,000         4,232,459
  El Monte Water Authority Revenue, Refunding, AMBAC Insured, 5.00%,
      9/01/31 ...................................................................................       4,300,000         4,517,193
      9/01/36 ...................................................................................       3,855,000         4,040,734


36 | Annual Report

Franklin Municipal Securities Trust

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
  FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                                         AMOUNT           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  CALIFORNIA (CONTINUED)
  El Rancho USD, GO, Capital Appreciation, Election of 2003, FGIC Insured, zero cpn.,
    8/01/29 .....................................................................................   $   2,400,000   $       889,608
  Elk Grove Special Tax, East Franklin Community No. 1-A, Pre-Refunded, 6.00%, 8/01/33 ..........       1,750,000         1,825,933
  Elsinore Valley Municipal Water District Special Tax, CFD No. 99-1, 7.00%, 9/01/29 ............       3,500,000         3,665,375
  Escondido Revenue COP, Refunding, Series A, FGIC Insured, 6.00%, 9/01/31 ......................       1,735,000         1,862,783
  Escondido Special Tax, CFD No. 01, Eureka,
      5.10%, 9/01/26 ............................................................................         700,000           700,455
      5.15%, 9/01/36 ............................................................................       1,400,000         1,400,910
  Fontana Special Tax,
      CFD No. 12, Pre-Refunded, 6.60%, 9/01/19 ..................................................       3,295,000         3,529,340
      CFD No. 12, Pre-Refunded, 6.625%, 9/01/30 .................................................       7,675,000         8,224,990
      CFD No. 37, 5.00%, 9/01/30 ................................................................       1,000,000           998,560
  Foothill/Eastern Corridor Agency Toll Road Revenue, Capital Appreciation, Refunding,
    zero cpn.,
      1/15/26 ...................................................................................      38,720,000        13,083,101
      1/15/30 ...................................................................................       4,000,000         1,075,880
      1/15/31 ...................................................................................      85,780,000        21,687,757
  Fremont USD Alameda County GO, Election of 2002, Series B, FSA Insured, 5.00%,
    8/01/27 .....................................................................................       5,665,000         5,954,935
  Fullerton Joint UHSD, COP, MBIA Insured, 5.00%, 9/01/36 .......................................       5,975,000         6,262,517
  Fullerton Water Revenue COP, AMBAC Insured, 5.00%,
      9/01/28 ...................................................................................       2,650,000         2,762,492
      9/01/34 ...................................................................................       2,795,000         2,906,604
  Garden Grove Housing Authority MFHR, Set-Aside Tax Increment, Series C, 6.70%,
    7/01/24 .....................................................................................       6,375,000         6,447,547
  Glendora USD, GO, Election of 2005, Series A, MBIA Insured,
      5.00%, 8/01/27 ............................................................................       1,350,000         1,426,059
      5.25%, 8/01/30 ............................................................................       2,725,000         2,934,035
  Golden State Tobacco Securitization Corp. Tobacco Settlement Revenue,
      Asset-Backed, Series A-2, Pre-Refunded, 7.90%, 6/01/42 ....................................         750,000           908,850
      Asset-Backed, Series A-3, Pre-Refunded, 7.875%, 6/01/42 ...................................       6,400,000         7,747,072
      Capital Appreciation, Asset-Backed, 2nd Sub-Series C, zero cpn., 6/01/47 ..................      50,000,000         4,808,000
      Enhanced, Asset-Backed, Series B, Pre-Refunded, 5.625%, 6/01/38 ...........................      14,000,000        15,278,760
  Golden Valley USD, GO, Election of 1999, Series C, FSA Insured, 5.00%,
      8/01/36 ...................................................................................         745,000           780,626
      8/01/45 ...................................................................................       1,660,000         1,731,098
  Half Moon Bay COP, Sea Crest School, 6.75%, 7/01/30 ...........................................       3,645,000         3,774,142
  Hercules RDA Tax Allocation, Hercules Merged Project, Pre-Refunded, 6.40%, 9/01/21 ............       5,000,000         5,380,400
  Huntington Beach CFD Special Tax Revenue, Grand Coast Resort, 6.45%, 9/01/31 ..................       5,000,000         5,346,150
b Imperial County Special Tax, CFD No. 98-1,
      6.45%, 9/01/17 ............................................................................       1,970,000         1,990,567
      6.50%, 9/01/31 ............................................................................       5,705,000         5,764,503
  Indio 1915 Act GO,
      AD No. 99-1, 7.125%, 9/02/20 ..............................................................       2,075,000         2,216,681
      AD No. 2001-1, 6.50%, 9/02/26 .............................................................       4,405,000         4,684,101


                                                              Annual Report | 37

Franklin Municipal Securities Trust

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
  FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                                         AMOUNT           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  CALIFORNIA (CONTINUED)
  Indio CFD Special Tax,
      5.00%, 9/01/25 ............................................................................   $   4,000,000   $     4,038,040
      5.10%, 9/01/30 ............................................................................       1,275,000         1,289,306
      5.15%, 9/01/35 ............................................................................       1,275,000         1,292,021
      5.15%, 9/01/35 ............................................................................         725,000           734,737
  Irvine 1915 Act Special Assessment,
      AD No. 00-18, Group Five, 5.00%, 9/02/26 ..................................................       1,295,000         1,303,599
      AD No. 03-19, Group Three, 5.00%, 9/02/29 .................................................       1,120,000         1,122,162
      Limited Obligation Assessment 03-19, Group Four, 5.00%, 9/02/29 ...........................       1,500,000         1,504,290
  Irvine Special Tax, CFD No. 2005-2, 5.25%, 9/01/36 ............................................       2,000,000         2,040,920
  Jurupa Community Services District Special Tax,
      CFD No. 7, Series A, 5.10%, 9/01/28 .......................................................       2,695,000         2,727,340
      CFD No. 7, Series A, 5.15%, 9/01/35 .......................................................       3,690,000         3,706,900
      CFD No. 11, Series A, 5.00%, 9/01/25 ......................................................       1,930,000         1,931,139
      CFD No. 11, Series A, 5.05%, 9/01/30 ......................................................       2,495,000         2,488,039
      CFD No. 11, Series A, 5.10%, 9/01/35 ......................................................       2,065,000         2,043,483
      CFD No. 12, Series A, 5.10%, 9/01/29 ......................................................       2,000,000         2,010,540
      CFD No. 12, Series A, 5.15%, 9/01/35 ......................................................       3,000,000         3,015,750
      CFD No. 17, Series A, 5.125%, 9/01/25 .....................................................       1,350,000         1,359,275
      CFD No. 17, Series A, 5.20%, 9/01/36 ......................................................       3,325,000         3,363,636
      CFD No. 18, Eastvale, Series A, 5.00%, 9/01/26 ............................................       1,295,000         1,294,896
      CFD No. 18, Eastvale, Series A, 5.00%, 9/01/36 ............................................       2,400,000         2,374,344
      CFD No. 19, Eastvale, 5.00%, 9/01/27 ......................................................       1,500,000         1,496,295
      CFD No. 19, Eastvale, 5.00%, 9/01/36 ......................................................       1,500,000         1,490,760
  Kings Canyon Joint USD, GO, Series A, MBIA Insured, 5.00%, 8/01/26 ............................       2,490,000         2,634,171
  Lafayette RDA Tax Allocation, 5.75%, 8/01/32 ..................................................       1,000,000         1,068,480
  Lake Elsinore 1915 Act Special Assessment, AD No. 93-1, Limited Obligation, Refunding,
    7.00%, 9/02/30 ..............................................................................       8,445,000         9,074,575
  Lake Elsinore CFD No. 2006-2 Special Tax, Viscaya, Series A, 5.40%, 9/01/36 ...................       2,020,000         2,057,471
  Lake Elsinore Special Tax,
      CFD No. 2, Area A, Series A, 5.45%, 9/01/36 ...............................................       5,695,000         5,782,931
      CFD No. 3, Improvement Area 1, 5.10%, 9/01/22 .............................................         750,000           767,370
      CFD No. 3, Improvement Area 1, 5.15%, 9/01/25 .............................................         635,000           651,212
      CFD No. 3, Improvement Area 1, 5.25%, 9/01/30 .............................................       1,195,000         1,225,365
      CFD No. 3, Improvement Area 1, 5.25%, 9/01/35 .............................................       1,225,000         1,251,668
      CFD No. 2004-3, Series A, 5.20%, 9/01/26 ..................................................         915,000           918,212
      CFD No. 2004-3, Series A, 5.25%, 9/01/37 ..................................................       2,800,000         2,813,832
      Improvements, CFD No. 2-A, 5.85%, 9/01/24 .................................................       1,035,000         1,088,727
      Improvements, CFD No. 2-A, 5.95%, 9/01/34 .................................................       2,200,000         2,313,740
  Lake Elsinore USD, CFD Special Tax, No. 2001-1, Pre-Refunded, 6.30%, 9/01/33 ..................       4,470,000         4,981,457
  Lancaster Financing Authority Tax Allocation Revenue,
      Lancaster Residential Project 5 and 6, AMBAC Insured, 5.00%, 2/01/36 ......................       4,180,000         4,371,987
      Redevelopment Project Nos. 5 and 6, Refunding, 5.40%, 2/01/29 .............................         500,000           519,195
      Redevelopment Project Nos. 5 and 6, Refunding, 5.60%, 2/01/34 .............................       1,250,000         1,313,575


38 | Annual Report

Franklin Municipal Securities Trust

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
  FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                                         AMOUNT           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  CALIFORNIA (CONTINUED)
  Lee Lake Water District CFD No. 1 Special Tax, Sycamore Creek,
      6.50%, 9/01/24 ............................................................................   $   1,000,000   $     1,091,330
      5.25%, 9/01/28 ............................................................................       1,750,000         1,785,858
      5.30%, 9/01/35 ............................................................................       3,300,000         3,363,030
  Lee Lake Water District CFD No. 3 Special Tax, Retreat, 5.875%, 9/01/27 .......................       3,000,000         3,164,850
  Lincoln PFA Special Tax Revenue, Sub Series B, 5.00%, 9/01/34 .................................       3,460,000         3,424,189
  Lincoln Special Tax, CFD No. 2003-1, Pre-Refunded,
      5.90%, 9/01/24 ............................................................................       1,815,000         2,048,100
      5.95%, 9/01/28 ............................................................................       4,535,000         5,129,901
      6.00%, 9/01/34 ............................................................................       3,610,000         4,093,487
  Lodi USD, GO, Election of 2002, MBIA Insured, 5.00%, 8/01/29 ..................................       3,010,000         3,149,273
  Loma Linda Hospital Revenue, Loma Linda University Medical Center, Series A, 5.00%,
    12/01/21 ....................................................................................       7,500,000         7,682,325
  Los Angeles County Public Works Financing Authority Lease Revenue, Master Refunding
    Project, Refunding, Series A, FGIC Insured, 5.00%, 9/01/33 ..................................      13,170,000        13,773,844
b Los Angeles MFR, Refunding, Series J-2C, 8.50%, 1/01/24 .......................................         620,000           610,750
  Los Angeles USD, GO, Election of 2005, Series C, AMBAC Insured, 5.00%, 7/01/28 ................       3,565,000         3,756,191
  Los Gatos School District GO, Series D, FSA Insured, 5.00%, 8/01/32 ...........................       4,815,000         5,077,562
  Lynwood PFA Lease Revenue,
      6.25%, 9/01/22 ............................................................................       1,080,000         1,136,117
      6.30%, 9/01/29 ............................................................................       2,680,000         2,819,146
  Lynwood PFA Tax Allocation, Alameda Project Area, 6.30%, 9/01/24 ..............................       1,000,000         1,048,640
  Lynwood PFAR, Water System Improvement Project, 6.50%, 6/01/21 ................................       1,175,000         1,177,620
  Magnolia School District GO, Refunding, FGIC Insured, 5.00%, 8/01/31 ..........................       2,555,000         2,680,374
  Menifee USD Special Tax, CFD No. 2002-2,
      6.05%, 9/01/26 ............................................................................       1,000,000         1,055,320
      6.10%, 9/01/34 ............................................................................       3,715,000         3,920,217
  Merced CFD No. 2005-1 Special Tax, Improvement Area No. 1, 5.30%, 9/01/36 .....................       2,400,000         2,426,928
  Moorpark CFD No. 2004-1 Special Tax, Moorpark Highlands,
      5.25%, 9/01/26 ............................................................................       1,900,000         1,943,111
      5.30%, 9/01/38 ............................................................................       4,250,000         4,339,930
  Moreland School District GO, Election of 2002, Series D, FGIC Insured, zero cpn.,
      8/01/30 ...................................................................................       3,400,000           987,836
      8/01/31 ...................................................................................       2,000,000           547,980
      8/01/32 ...................................................................................       4,405,000         1,141,908
      8/01/34 ...................................................................................       4,405,000         1,055,526
      8/01/37 ...................................................................................       5,700,000         1,152,882
  Moreno Valley USD, CFD Special Tax,
      No. 2004-6, 5.00%, 9/01/22 ................................................................       2,105,000         2,117,546
      No. 2004-6, 5.10%, 9/01/28 ................................................................       2,000,000         2,022,640
      No. 2004-6, 5.20%, 9/01/36 ................................................................       5,000,000         5,067,800
      No. 2005-2, 5.00%, 9/01/36 ................................................................         815,000           806,288
  Murrieta 1915 Act Special Tax, CFD No. 2000-1, 6.375%, 9/01/30 ................................       4,100,000         4,377,775
  Murrieta CFD Special Tax,
      Blackmore Ranch, Series 2003-2, 6.10%, 9/01/34 ............................................       2,000,000         2,103,360
      No. 2, The Oaks Improvement Area A, 5.90%, 9/01/27 ........................................       2,000,000         2,083,380
      No. 2, The Oaks Improvement Area A, 6.00%, 9/01/34 ........................................       3,570,000         3,718,298
      No. 2, The Oaks Improvement Area B, 6.00%, 9/01/27 ........................................       1,285,000         1,356,536


                                                              Annual Report | 39

Franklin Municipal Securities Trust

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
  FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                                         AMOUNT           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  CALIFORNIA (CONTINUED)
  Murrieta CFD Special Tax, (continued)
      No. 2, The Oaks Improvement Area B, 6.00%, 9/01/34 ........................................   $   3,870,000   $     4,073,485
      No. 04-1, Bremerton, 5.625%, 9/01/34 ......................................................         700,000           728,812
  Murrieta CFD Special Tax Revenue, No. 1 Bluestone Improvement Area, Series A, 6.20%,
    9/01/25 .....................................................................................       2,105,000         2,197,620
  Napa Valley USD, GO, Election of 2002, FGIC Insured, 5.00%,
      8/01/26 ...................................................................................       1,000,000         1,051,890
      8/01/29 ...................................................................................       4,100,000         4,304,057
  Norco Special Tax,
      CFD No. 97-1, Pre-Refunded, 7.10%, 10/01/30 ...............................................       2,640,000         2,958,542
      CFD No. 2002-1, 6.50%, 3/01/33 ............................................................       1,500,000         1,624,110
  North Natomas CFD Special Tax, No. 4, Series B, 6.375%, 9/01/31 ...............................       4,300,000         4,443,448
  Oakland GO, Measure G, AMBAC Insured, 5.00%, 1/15/31 ..........................................       4,585,000         4,803,659
  Oakland RDA Tax Allocation, Broadway Project, Series C-TE, AMBAC Insured, 5.00%,
    9/01/36 .....................................................................................       4,945,000         5,126,086
  Oakland USD Alameda County GO, Election of 2000, MBIA Insured, 5.00%, 8/01/27 .................       2,000,000         2,095,340
  Oceanside CFD Special Tax, No. 2001-1, Morro Hills Development, 5.50%, 9/01/34 ................       3,450,000         3,536,560
  Ontario COP, Water System Improvement Project, MBIA Insured, 5.00%, 7/01/34 ...................       8,000,000         8,288,720
  Orange County 1915 Act Special Assessment, Limited Obligation, AD 01-1-GP1,
      5.00%, 9/02/28 ............................................................................       3,000,000         3,003,780
      5.10%, 9/02/33 ............................................................................       2,000,000         1,999,840
  Oxnard Financing Authority Wastewater Revenue, Headworks Project, AMBAC Insured,
    5.00%, 6/01/31 ..............................................................................       2,705,000         2,838,762
  Oxnard Harbor District Revenue,
      Series A, 5.75%, 8/01/20 ..................................................................       1,110,000         1,159,539
      Series B, 6.00%, 8/01/24 ..................................................................       2,000,000         2,128,380
  Oxnard Special Tax, CFD No. 3, Seabridge, 5.00%, 9/01/35 ......................................       5,000,000         4,992,850
  Palm Desert Financing Authority Tax Allocation Revenue, MBIA Insured, 5.00%, 4/01/41                  4,470,000         4,640,888
  Perris CFD Special Tax,
      CFD No. 05-2, Series A, 5.00%, 9/01/21 ....................................................       1,130,000         1,145,673
      CFD No. 05-2, Series A, 5.20%, 9/01/24 ....................................................       1,505,000         1,534,874
      CFD No. 05-2, Series A, 5.25%, 9/01/29 ....................................................       3,585,000         3,656,019
      CFD No. 05-2, Series A, 5.30%, 9/01/35 ....................................................       4,205,000         4,288,175
      CFD No. 2001-1, Improvement Area No. 5, Series A, 5.00%, 9/01/26 ..........................         585,000           574,388
      CFD No. 2001-1, Improvement Area No. 5, Series A, 5.00%, 9/01/37 ..........................       1,600,000         1,568,096
      CFD No. 2001-1, May Farms, Series A, 5.00%, 9/01/25 .......................................       1,415,000         1,429,589
      CFD No. 2001-1, May Farms, Series A, 5.10%, 9/01/30 .......................................         865,000           877,344
      CFD No. 2001-1, May Farms, Series A, 5.15%, 9/01/35 .......................................       1,075,000         1,089,437
      CFD No. 2002-1, Series A, 6.375%, 9/01/23 .................................................       1,475,000         1,601,776
      CFD No. 2002-1, Series A, 6.50%, 9/01/29 ..................................................       2,045,000         2,231,770
      CFD No. 2002-1, Series A, 6.50%, 9/01/33 ..................................................       2,120,000         2,307,662
      CFD No. 2004-3, Improvement Area No. 2, Series A, 5.30%, 9/01/35 ..........................       1,390,000         1,430,852
  Perris PFA Local Agency Revenue, Series A, 6.25%, 9/01/33 .....................................       3,000,000         3,246,030
  Perris PFAR Tax Allocation,
      5.30%, 10/01/26 ...........................................................................       2,000,000         2,047,340
      5.35%, 10/01/36 ...........................................................................       4,010,000         4,092,405
  Pico Rivera Water Authority Revenue, Refunding, Series A, 6.25%, 12/01/32 .....................       7,250,000         7,699,355


40 | Annual Report

Franklin Municipal Securities Trust

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
  FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                                         AMOUNT           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  CALIFORNIA (CONTINUED)
  Placentia-Yorba Linda USD, GO, Election of 2002, Series C, MBIA Insured, 5.00%,
    8/01/29 .....................................................................................   $   4,100,000   $     4,304,057
  Poway USD Special Tax,
      CFD No. 6, 4 S Ranch, 5.125%, 9/01/35 .....................................................       5,000,000         5,045,100
      CFD No. 6, Improvement Area B, 5.125%, 9/01/36 ............................................       5,035,000         5,094,665
      CFD No. 14, Area A, 5.125%, 9/01/26 .......................................................       1,770,000         1,795,223
      CFD No. 14, Area A, 5.25%, 9/01/36 ........................................................       5,225,000         5,335,822
      CFD No. 14, Del Sur, 5.125%, 9/01/26 ......................................................       2,200,000         2,219,976
  Rancho Cordova CFD Special Tax, No. 2003-1, Sunridge Anatolia,
      5.25%, 9/01/25 ............................................................................       2,235,000         2,264,413
      5.375%, 9/01/30 ...........................................................................       1,650,000         1,678,067
      5.50%, 9/01/37 ............................................................................       2,635,000         2,689,966
  Rancho Santiago Community College District GO, FSA Insured, 5.125%,
      9/01/28 ...................................................................................       5,295,000         5,970,430
      9/01/29 ...................................................................................       6,745,000         7,619,624
  Rancho Water District Special Tax, Community Facilities 99-1,
      Area A, Series A, Pre-Refunded, 6.70%, 9/01/30 ............................................       2,100,000         2,197,335
      Area B, Series A, Pre-Refunded, 6.70%, 9/01/30 ............................................       2,435,000         2,547,862
  Redlands USD, GO, Election of 2002, FSA Insured, 5.00%, 7/01/25 ...............................       3,900,000         4,103,424
  Richmond 1915 Act Special Assessment, Limited Obligation, ID No. 99-01, Pre-Refunded,
    7.20%, 9/02/30 ..............................................................................       7,870,000         8,282,781
  Richmond Joint Powers Financing Authority Revenue, Reassessment, Refunding, Series A,
    AMBAC Insured, 5.00%, 9/02/30 ...............................................................       1,085,000         1,104,790
  Rio Elementary School District CFD Special Tax, No. 1, 5.20%, 9/01/35 .........................       5,000,000         5,041,600
  Riverside County CFD Special Tax,
      No. 87-5, senior lien, Refunding, Series A, 7.00%, 9/01/13 ................................       6,620,000         6,955,899
      No. 89-1, Mountain Cove, Pre-Refunded, 6.50%, 9/01/25 .....................................       3,390,000         3,655,132
  Riverside USD Special Tax,
      CFD No. 13, Improvement Area 1, 5.375%, 9/01/34 ...........................................       2,320,000         2,351,390
      CFD No. 14, Series A, 5.40%, 9/01/26 ......................................................       1,010,000         1,034,866
      CFD No. 14, Series A, 5.45%, 9/01/35 ......................................................       2,060,000         2,110,614
      CFD No. 15, Improvement Area 1, 5.45%, 9/01/25 ............................................       2,970,000         3,041,042
      CFD No. 15, Improvement Area 1, 5.55%, 9/01/30 ............................................       2,390,000         2,446,954
      CFD No. 15, Improvement Area 1, 5.60%, 9/01/34 ............................................       2,000,000         2,047,580
      CFD No. 15, Series A, 5.15%, 9/01/25 ......................................................       1,730,000         1,764,773
      CFD No. 15, Series A, 5.25%, 9/01/30 ......................................................       1,230,000         1,256,285
      CFD No. 15, Series A, 5.25%, 9/01/35 ......................................................       1,500,000         1,528,395
      CFD No. 17, Aldea, 5.125%, 9/01/35 ........................................................       1,425,000         1,432,966
      CFD No. 18, 5.00%, 9/01/25 ................................................................         505,000           502,571
      CFD No. 18, 5.00%, 9/01/34 ................................................................       1,125,000         1,106,820
      CFD No. 22, 5.25%, 9/01/35 ................................................................       1,535,000         1,546,052
  Romoland School District Special Tax, CFD 1,
      Improvement Area 1, 5.45%, 9/01/38 ........................................................       3,215,000         3,280,972
      Improvement Area 2, 5.375%, 9/01/38 .......................................................       3,085,000         3,137,075


                                                              Annual Report | 41

Franklin Municipal Securities Trust

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
  FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                                         AMOUNT           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  CALIFORNIA (CONTINUED)
  Roseville Special Tax, CFD No. 1,
      Fiddyment Ranch, 5.00%, 9/01/17 ...........................................................   $   1,520,000   $     1,537,830
      Fiddyment Ranch, 5.00%, 9/01/19 ...........................................................       1,000,000         1,002,120
      Fiddyment Ranch, 5.125%, 9/01/21 ..........................................................       1,000,000         1,008,340
      Fiddyment Ranch, 5.00%, 9/01/24 ...........................................................       1,010,000         1,011,273
      Fiddyment Ranch, 5.00%, 9/01/25 ...........................................................       1,020,000         1,019,918
      Fiddyment Ranch, 5.125%, 9/01/26 ..........................................................       5,000,000         5,023,350
      Fiddyment Ranch, 5.25%, 9/01/36 ...........................................................       8,000,000         8,062,240
      Highland, Pre-Refunded, 6.30%, 9/01/25 ....................................................       8,610,000         9,246,709
      Longmeadow, 5.00%, 9/01/36 ................................................................       2,370,000         2,358,980
      Stone Point, 6.375%, 9/01/24 ..............................................................       1,750,000         1,884,575
      Stone Point, 6.375%, 9/01/28 ..............................................................       2,500,000         2,690,850
      Stoneridge, Pre-Refunded, 6.20%, 9/01/21 ..................................................       1,250,000         1,388,175
      Stoneridge, Pre-Refunded, 6.30%, 9/01/31 ..................................................       1,500,000         1,671,630
      WestPark, 5.15%, 9/01/30 ..................................................................       5,500,000         5,547,300
      WestPark, 5.20%, 9/01/36 ..................................................................       4,500,000         4,541,670
      Woodcreek West, Pre-Refunded, 6.70%, 9/01/25 ..............................................       3,000,000         3,247,410
  Roseville Westpark CFD No. 1 Special Tax, Public Facilities,
      5.20%, 9/01/26 ............................................................................       1,000,000         1,013,840
      5.25%, 9/01/37 ............................................................................       1,600,000         1,620,912
  Sacramento County Sanitation District Financing Authority Revenue, Sacramento Regional
    County of Sanitation, Series A, AMBAC Insured, Pre-Refunded, 5.00%, 12/01/35 ................       7,000,000         7,533,540
  Sacramento County Special Tax, CFD No. 1, Refunding, 6.30%, 9/01/21 ...........................       1,575,000         1,611,162
  Sacramento Special Tax, North Natomas Community Facilities 97-01, Refunding,
      5.00%, 9/01/29 ............................................................................       1,185,000         1,193,496
      5.10%, 9/01/35 ............................................................................       1,520,000         1,533,619
  San Diego Port District Revenue, MBIA Insured, 5.00%, 9/01/29 .................................       4,030,000         4,198,535
  San Diego RDA Tax Allocation, Capital Appreciation, Series B, zero cpn.,
      9/01/10 ...................................................................................       2,750,000         2,372,590
      9/01/15 ...................................................................................       6,810,000         4,599,678
      9/01/16 ...................................................................................       1,500,000           953,910
      9/01/19 ...................................................................................       1,800,000           937,152
      9/01/20 ...................................................................................       1,800,000           872,928
      9/01/21 ...................................................................................       1,800,000           814,734
      9/01/22 ...................................................................................       1,900,000           797,354
      9/01/23 ...................................................................................       1,900,000           746,130
      9/01/24 ...................................................................................       1,900,000           696,711
      9/01/25 ...................................................................................       1,900,000           651,301
      9/01/26 ...................................................................................       1,900,000           609,710
      9/01/27 ...................................................................................       1,900,000           571,919
      9/01/28 ...................................................................................       1,900,000           536,997
  San Francisco BART District Sales Tax Revenue, Refunding, Series A, MBIA Insured, 5.00%,
    7/01/34 .....................................................................................       5,855,000         6,131,824
  San Francisco City and County Airports Commission International Airport Revenue, Issue 32G,
    Refunding, Second Series, FGIC Insured, 5.00%, 5/01/26 ......................................       8,565,000         9,010,894


42 | Annual Report

Franklin Municipal Securities Trust

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
  FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                                         AMOUNT           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  CALIFORNIA (CONTINUED)
  San Joaquin Hills Transportation Corridor Agency Toll Road Revenue,
      Capital Appreciation, Refunding, Series A, 5.60%, 1/15/16 .................................   $   4,500,000   $     4,777,290
      Capital Appreciation, Refunding, Series A, 5.70%, 1/15/19 .................................       3,000,000         3,179,760
      Capital Appreciation, Refunding, Series A, 5.75%, 1/15/21 .................................      24,750,000        26,247,622
      junior lien, ETM, zero cpn., 1/01/28 ......................................................      19,150,000         7,513,502
      Refunding, Series A, 5.50%, 1/15/28 .......................................................       3,320,000         3,333,977
      senior lien, 5.00%, 1/01/33 ...............................................................      12,500,000        12,500,250
  San Marcos PFA Special Tax Revenue, Series A,
      6.375%, 9/01/35 ...........................................................................       3,535,000         3,656,675
      5.65%, 9/01/36 ............................................................................       5,180,000         5,330,634
      Pre-Refunded, 6.45%, 9/01/34 ..............................................................       3,180,000         3,263,761
  San Marcos Public Facilities Authority Special Tax Revenue, Series A, 5.05%, 9/01/38 ..........       3,250,000         3,190,102
  San Marcos RDA Tax Allocation, Affordable Housing Project, Series A, 5.65%, 10/01/28 ..........       2,000,000         2,035,020
  San Mateo RDA Tax Allocation, Merged Area, Series A, Pre-Refunded, 5.50%, 8/01/22 .............       1,000,000         1,022,820
  San Mateo UHSD, COP, Phase I Projects, Series A, AMBAC Insured, 5.00%,
      12/15/27 ..................................................................................       6,025,000         6,326,913
      12/15/30 ..................................................................................       7,450,000         7,804,098
  Santa Rosa RDA Tax Allocation, Southwest Redevelopment Project, Series A, AMBAC Insured,
    5.00%, 8/01/25 ..............................................................................       1,250,000         1,302,600
  Santee School District GO, Series A, FSA Insured, 5.00%,
      8/01/26 ...................................................................................       1,305,000         1,380,560
      8/01/27 ...................................................................................       1,470,000         1,553,864
      8/01/31 ...................................................................................       6,845,000         7,218,258
  Saugus USD Special Tax, CFD No. 2005-1, 5.30%, 9/01/36 ........................................       2,000,000         2,038,600
  Simi Valley 1915 Act Special Assessment, AD No. 98-1, Madera, 7.30%, 9/02/24 ..................       2,975,000         3,115,658
  Southern California Public Power Authority Transmission Project Revenue,
    Southern Transmission Project, 6.125%, 7/01/18 ..............................................          50,000            50,048
  Stockton 1915 Act Revenue, Limited Obligation, Mosher AD 02, 6.20%, 9/02/23 ...................       2,955,000         3,051,156
  Stockton 1915 Act Special Assessment, Limited Obligation, Mosher AD 02, 6.30%,
    9/02/33 .....................................................................................       3,390,000         3,511,091
  Stockton CFD Special Tax, No. 2001-1, Spanos Park West, Pre-Refunded, 6.25%,
    9/01/25 .....................................................................................       3,500,000         3,957,520
  Sunnyvale School District GO, Election of 2004, Series A, FSA Insured, 5.00%, 9/01/27 .........       2,745,000         2,886,669
  Temecula Valley USD, CFD Special Tax, No. 2005-1, 5.00%, 9/01/36 ..............................       1,000,000           999,920
  Tobacco Securitization Authority Northern California Tobacco Settlement Revenue,
      Capital Appreciation, Asset-Backed, Series A-2, zero cpn. to 5/31/08, 5.40% thereafter,
        6/01/27 .................................................................................       1,250,000         1,228,550
      Series A-1, 5.375%, 6/01/38 ...............................................................       5,000,000         5,138,800
      Series A-1, 5.50%, 6/01/45 ................................................................       2,000,000         2,046,680
  Tobacco Securitization Authority Southern California Tobacco Settlement Revenue,
    Asset-Backed Bonds, Second Sub Series, zero cpn., 6/01/46 ...................................      25,000,000         2,237,500
  Torrance COP, Refunding and Public Improvement Project, Series A, AMBAC Insured, 5.00%,
    6/01/34 .....................................................................................       3,720,000         3,853,027
  Truckee-Donner PUD Special Tax, CFD No. 04-1,
      5.75%, 9/01/29 ............................................................................       2,975,000         3,067,493
      5.80%, 9/01/35 ............................................................................       4,630,000         4,773,900


                                                              Annual Report | 43

Franklin Municipal Securities Trust

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
  FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                                         AMOUNT           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  CALIFORNIA (CONTINUED)
  Truckee-Donner PUD Special Tax Allocation, Special Tax Bonds,
      5.20%, 9/01/25 ............................................................................   $   3,000,000   $     3,058,140
      5.25%, 9/01/30 ............................................................................       5,050,000         5,130,598
      5.30%, 9/01/35 ............................................................................       7,395,000         7,482,927
  Tustin USD School Facilities Improvement District GO, No. 2002-1, Election of 2002,
    Series B, AMBAC Insured, 5.00%, 6/01/31 .....................................................       3,605,000         3,796,966
  University of California Regents Medical Center Pooled Revenue, Series A, MBIA Insured,
    4.50%, 5/15/47 ..............................................................................      15,000,000        14,539,950
  Upland CFD Special Tax, 2003-2 San Antonio Improvement, Series 1-A,
      5.90%, 9/01/24 ............................................................................       2,380,000         2,502,499
      6.00%, 9/01/34 ............................................................................       2,000,000         2,102,600
  Vacaville USD, GO, Election of 2001, MBIA Insured, 5.00%,
      8/01/24 ...................................................................................       2,510,000         2,634,923
      8/01/25 ...................................................................................       1,000,000         1,049,070
      8/01/26 ...................................................................................       1,000,000         1,048,370
  Vallejo COP, Marine World Foundation Project, Refunding, 7.40%, 2/01/28 .......................       9,345,000         9,581,989
  Vallejo RDA Tax Allocation, Housing Set-Aside, Refunding, Series A, 7.00%, 10/01/31 ...........       4,965,000         5,430,320
  Valley Sanitary District 1915 Act Special Assessment, AD No. 04, Valley Sanitary District,
    Limited Obligation,
      5.00%, 9/02/25 ............................................................................       1,060,000         1,053,651
      5.20%, 9/02/30 ............................................................................       1,370,000         1,378,001
  Ventura USD, GO, Refunding, FSA Insured,
      5.125%, 8/01/28 ...........................................................................       1,180,000         1,268,406
      4.50%, 8/01/30 ............................................................................       4,175,000         4,127,405
  West Kern Community College District GO, Capital Appreciation, Election of 2004, Series B,
    XLCA Insured, zero cpn.,
      11/01/25 ..................................................................................       2,435,000           982,936
      11/01/26 ..................................................................................       2,480,000           951,154
      11/01/27 ..................................................................................       1,400,000           510,048
      11/01/28 ..................................................................................       1,445,000           499,984
      11/01/29 ..................................................................................       1,485,000           487,897
      11/01/30 ..................................................................................       2,650,000           826,588
      11/01/31 ..................................................................................       2,695,000           797,882
  West Sacramento Special Tax,
      CFD No. 10, Pre-Refunded, 6.75%, 9/01/26 ..................................................       3,235,000         3,505,220
      CFD No. 16, Pre-Refunded, 5.90%, 9/01/23 ..................................................       1,000,000         1,098,900
      CFD No. 20, 5.125%, 9/01/25 ...............................................................         500,000           507,515
      CFD No. 20, 5.30%, 9/01/35 ................................................................       1,740,000         1,774,748
  Western Riverside County Water and Wastewater Finance Authority Revenue,
    Eastern Municipal Water District Improvement, Series A, 5.00%,
      9/01/30 ...................................................................................       1,925,000         1,973,183
      9/01/35 ...................................................................................       2,000,000         2,047,320
  Westside USD, CFD Special Tax, No. 2005-3, 5.00%,
      9/01/26 ...................................................................................         700,000           687,218
      9/01/36 ...................................................................................       2,080,000         2,017,662
  William S. Hart UHSD Special Tax, CFD No. 2005-1, 5.30%, 9/01/36 ..............................       2,500,000         2,548,250


44 | Annual Report

Franklin Municipal Securities Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
  FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                                         AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  CALIFORNIA (CONTINUED)
  Woodland Special Tax, CFD No. 1,
      6.00%, 9/01/28 ............................................................................   $   5,000,000   $     5,385,050
      6.25%, 9/01/34 ............................................................................       6,750,000         7,346,700
c Yuba Community College District GO, Capital Appreciation, Election of 2006, Series B,
    AMBAC Insured, zero cpn.,
      8/01/42 ...................................................................................      10,090,000         1,741,635
      8/01/43 ...................................................................................      10,540,000         1,718,442
      8/01/44 ...................................................................................      11,010,000         1,707,211
                                                                                                                    ---------------
                                                                                                                      1,530,167,976
                                                                                                                    ---------------
  U.S. TERRITORIES 3.4%
  NORTHERN MARIANA ISLANDS 0.1%
  Northern Mariana Islands Commonwealth Ports Authority Seaport Revenue, Series A,
    6.60%, 3/15/28 ..............................................................................       1,750,000         1,949,570
                                                                                                                    ---------------
  PUERTO RICO 3.3%
  Puerto Rico Commonwealth GO, Public Improvement, Refunding, Series B, 5.00%,
    7/01/35 .....................................................................................      10,000,000        10,331,100
  Puerto Rico Convention Center District Authority Hotel Occupancy Tax Revenue, Series A,
    FGIC Insured, 5.00%,
      7/01/25 ...................................................................................      12,330,000        13,000,752
      7/01/26 ...................................................................................      13,940,000        14,687,602
  University of Puerto Rico Revenues, University System, Refunding,
      Series P, 5.00%, 6/01/26 ..................................................................       5,000,000         5,190,600
      Series Q, 5.00%, 6/01/25 ..................................................................       5,000,000         5,186,900
      Series Q, 5.00%, 6/01/36 ..................................................................       6,000,000         6,175,020
                                                                                                                    ---------------
                                                                                                                         54,571,974
                                                                                                                    ---------------
  TOTAL U.S. TERRITORIES ........................................................................                        56,521,544
                                                                                                                    ---------------
  TOTAL LONG TERM INVESTMENTS (COST $1,526,611,809) .............................................                     1,586,689,520
                                                                                                                    ---------------
  SHORT TERM INVESTMENTS 3.4%
  MUNICIPAL BONDS 3.4%
  CALIFORNIA 3.4%
d Bay Area Toll Authority Toll Bridge Revenue, San Francisco Bay Area, Series C,
    AMBAC Insured, Weekly VRDN and Put, 3.67%, 4/01/37 ..........................................       4,200,000         4,200,000
d California PCFA, PCR, Exxon Mobil Project, Refunding, Series 2000, Daily VRDN and Put,
    3.82%, 4/01/17 ..............................................................................       1,600,000         1,600,000
d California State Department of Water Resources Power Supply Revenue,
      Refunding, Sub Series F-1, Daily VRDN and Put, 3.81%, 5/01/19 .............................       2,300,000         2,300,000
      Refunding, Sub Series G-3, FSA Insured, Weekly VRDN and Put, 3.81%, 5/01/16 ...............       2,000,000         2,000,000
      Series B-3, Daily VRDN and Put, 3.80%, 5/01/22 ............................................       1,700,000         1,700,000
      Series B-5, Daily VRDN and Put, 3.86%, 5/01/22 ............................................       4,700,000         4,700,000
      Series C-7, FSA Insured, Weekly VRDN and Put, 3.74%, 5/01/22 ..............................       2,800,000         2,800,000
      Series C-9, Weekly VRDN and Put, 3.75%, 5/01/22 ...........................................       3,900,000         3,900,000
d California State Economic Recovery Revenue,
      Series C-3, Daily VRDN and Put, 3.86%, 7/01/23 ............................................       1,100,000         1,100,000
      Series C-8, Daily VRDN and Put, 3.80%, 7/01/23 ............................................       4,125,000         4,125,000


                                                              Annual Report | 45

Franklin Municipal Securities Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
  FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                                         AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
  SHORT TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  CALIFORNIA (CONTINUED)
d California State GO,
      Kindergarten-University, Refunding, Series B-2, Daily VRDN and Put, 3.80%, 5/01/34 ........   $   1,100,000   $     1,100,000
      Kindergarten-University, Series B-3, Daily VRDN and Put, 3.81%, 5/01/34 ...................       4,100,000         4,100,000
      Series A-1, Daily VRDN and Put, 3.76%, 5/01/33 ............................................       2,000,000         2,000,000
      Series A-3, Daily VRDN and Put, 3.86%, 5/01/33 ............................................       3,900,000         3,900,000
d Daly City HFA, MFR, Refunding, Weekly VRDN and Put, 3.68%, 10/15/29 ...........................       3,100,000         3,100,000
d Los Angeles Department of Water and Power Waterworks Revenue, Sub Series B-2,
    Daily VRDN and Put, 3.81%, 7/01/35 ..........................................................       1,500,000         1,500,000
d Metropolitan Water District Southern California Waterworks Revenue,
      Refunding, Series B-1, Daily VRDN and Put, 3.81%, 7/01/35 .................................         700,000           700,000
      Refunding, Series B-3, Daily VRDN and Put, 3.87%, 7/01/35 .................................       1,700,000         1,700,000
      Series C-1, Daily VRDN and Put, 3.85%, 7/01/36 ............................................       2,200,000         2,200,000
      Series C-2, Daily VRDN and Put, 3.84%, 7/01/36 ............................................       1,000,000         1,000,000
d Newport Beach Revenue, Hoag Memorial Presbyterian Hospital, Series A, Weekly VRDN
    and Put, 3.84%, 10/01/26 ....................................................................         500,000           500,000
d Orange County Housing Authority Apartment Development Revenue, Oasis Martinique,
    Refunding, Series I, FNMA Insured, Weekly VRDN and Put, 3.69%, 6/15/28 ......................       6,100,000         6,100,000
d Orange County Sanitation District COP, Refunding, Series B, Daily VRDN and Put, 3.83%,
    8/01/30 .....................................................................................         300,000           300,000
                                                                                                                    ---------------
  TOTAL SHORT TERM INVESTMENTS (COST $56,625,000) ...............................................                        56,625,000
                                                                                                                    ---------------
  TOTAL INVESTMENTS (COST $1,583,236,809) 99.0% .................................................                     1,643,314,520
  OTHER ASSETS, LESS LIABILITIES 1.0% ...........................................................                        16,752,797
                                                                                                                    ---------------
  NET ASSETS 100.0% .............................................................................                   $ 1,660,067,317
                                                                                                                    ===============

See Selected Portfolio Abbreviations on page 52.

a See Note 6 regarding defaulted securities.

b Security has been deemed illiquid because it may not be able to be sold within seven days. At May 31, 2007, the aggregate value of these securities was $8,365,820, representing 0.50% of net assets.

c See Note 1(b) regarding securities purchased on a when-issued or delayed delivery basis.

d Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.


46 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Municipal Securities Trust

FINANCIAL HIGHLIGHTS

FRANKLIN TENNESSEE MUNICIPAL BOND FUND

                                                                         ----------------------------------------------------------
                                                                                             YEAR ENDED MAY 31,
CLASS A                                                                       2007        2006        2005        2004        2003
                                                                         ----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...................................   $   11.18   $   11.48   $   11.04   $   11.59   $   10.95
                                                                         ----------------------------------------------------------
Income from investment operations a:
   Net investment income b ...........................................        0.46        0.47        0.48        0.49        0.50
   Net realized and unrealized gains (losses) ........................          -- d     (0.30)       0.44       (0.55)       0.65
                                                                         ----------------------------------------------------------
Total from investment operations .....................................        0.46        0.17        0.92       (0.06)       1.15
                                                                         ----------------------------------------------------------
Less distributions from net investment income ........................       (0.46)      (0.47)      (0.48)      (0.49)      (0.51)
                                                                         ----------------------------------------------------------
Redemption fees ......................................................          -- d        -- d        -- d        --          --
                                                                         ----------------------------------------------------------
Net asset value, end of year .........................................   $   11.18   $   11.18   $   11.48   $   11.04   $   11.59
                                                                         ==========================================================

Total return c .......................................................        4.15%       1.54%       8.50%      (0.56)%     10.64%

RATIOS TO AVERAGE NET ASSETS
Expenses before waiver and payments by affiliates ....................        0.75%       0.77%       0.79%       0.79%       0.80%
Expenses net of waiver and payments by affiliates ....................        0.70%       0.70%       0.70%       0.60%       0.60%
Net investment income ................................................        4.06%       4.15%       4.24%       4.34%       4.49%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ......................................   $ 167,215   $ 146,005   $ 121,645   $ 111,223   $ 115,514
Portfolio turnover rate ..............................................       10.25%       2.47%       8.36%      13.01%       8.24%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d Amount rounds to less than $0.01 per share.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 47

Franklin Municipal Securities Trust

STATEMENT OF INVESTMENTS, MAY 31, 2007

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
  FRANKLIN TENNESSEE MUNICIPAL BOND FUND                                                                AMOUNT           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 96.8%
  MUNICIPAL BONDS 96.8%
  TENNESSEE 87.3%
  Bristol Electric Revenue, System, AMBAC Insured, 5.00%, 9/01/29 ...............................   $   1,075,000   $     1,128,954
  Chattanooga GO,
      Pre-Refunded, 5.00%, 3/01/22 ..............................................................       2,215,000         2,282,956
      Refunding, Series A-1, MBIA Insured, 5.00%, 3/01/23 .......................................       2,000,000         2,118,480
  Clarksville Electric System Revenue, XLCA Insured, 5.00%, 9/01/32 .............................       4,000,000         4,195,880
  Clarksville Water Sewer and Gas Revenue, Refunding and Improvement, FSA Insured, 5.00%,
    2/01/22 .....................................................................................       2,000,000         2,057,680
  Cleveland Public Improvement GO, FGIC Insured, Pre-Refunded, 5.25%, 6/01/24 ...................       3,000,000         3,087,210
  Fayetteville and Lincoln IDBR, Hospital Facility Lease, AMBAC Insured,
      5.30%, 5/01/28 ............................................................................       1,830,000         1,851,539
      Pre-Refunded, 5.30%, 5/01/28 ..............................................................       1,170,000         1,186,895
  Franklin County Health and Educational Facilities Board Revenue, University South Project,
    AMBAC Insured, 5.00%, 9/01/24 ...............................................................       2,000,000         2,094,720
  Franklin GO, Sewer and Water, Series B, Pre-Refunded, 5.00%, 4/01/19 ..........................       1,000,000         1,057,810
  Franklin Special School District GO, 5.00%, 6/01/22 ...........................................       1,455,000         1,527,561
  Greene County GO, Refunding, Series B, MBIA Insured, 5.00%, 6/01/24 ...........................       1,000,000         1,050,970
  Hallsdale-Powell Utility District Knox County Water and Sewer Revenue,
      FGIC Insured, 5.00%, 4/01/31 ..............................................................       1,000,000         1,056,360
      Refunding and Improvement, Series A, FGIC Insured, 5.00%, 4/01/27 .........................       2,500,000         2,596,975
  Harpeth Valley Utilities District Davidson and Williamson Counties Revenue,
    Utilities Improvement, MBIA Insured, 5.00%,
      9/01/29 ...................................................................................       1,000,000         1,044,350
      9/01/34 ...................................................................................       2,310,000         2,406,604
  Johnson City GO, Solid Waste, AMBAC Insured, 5.80%, 5/01/09 ...................................         100,000           100,163
  Johnson City Health and Educational Facilities Board Hospital Revenue,
      first mortgage, Mountain States Health, Refunding, Series A, MBIA Insured, 6.00%,
        7/01/21 .................................................................................       2,970,000         3,161,892
      Series 2000 A, MBIA Insured, Pre-Refunded, 5.125%, 7/01/25 ................................       3,000,000         3,073,020
  Johnson City Health and Educational Facilities Board Revenue, Pine Oaks Assisted Project,
    Series A, GNMA Secured, 5.90%, 6/20/37 ......................................................       1,390,000         1,432,339
  Knox County First Utility District Water and Sewer Revenue,
      MBIA Insured, 5.00%, 12/01/24 .............................................................       1,790,000         1,892,495
      MBIA Insured, 5.00%, 12/01/25 .............................................................       1,000,000         1,057,260
      Refunding and Improvement, Refunding, Series A, MBIA Insured, 5.625%, 12/01/19 ............         555,000           565,112
      Refunding and Improvement, Series A, MBIA Insured, Pre-Refunded, 5.625%, 12/01/19 .........         445,000           453,655
  Knox County Health Educational and Housing Facilities Board Hospital Facilities Revenue,
      Covenant Health System, Refunding and Improvement, Series A, zero cpn., 1/01/36 ...........       5,000,000         1,134,250
      Fort Sanders Alliance, Refunding, MBIA Insured, 5.75%, 1/01/14 ............................       1,250,000         1,376,800
  Knox County Health Educational and Housing Facilities Board Revenue, University Health
    System Inc., Refunding, 5.25%, 4/01/27 ......................................................       2,500,000         2,569,350
  Knox County IDB, MFR, Waterford Apartments, Refunding, Series A, FHA Insured, 5.95%,
    3/01/28 .....................................................................................         250,000           252,653
  Knoxville Electric Revenue, System, Series U, Pre-Refunded, 5.125%, 7/01/21 ...................       2,340,000         2,427,656
  Knoxville Waste Water System Revenue, Improvement, Series A, MBIA Insured, 5.00%,
    4/01/37 .....................................................................................       3,620,000         3,781,706
  Knoxville Water Revenue, System Improvement, Series R, FSA Insured, 5.00%, 3/01/30 ............       2,370,000         2,481,248


48 | Annual Report

Franklin Municipal Securities Trust

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
  FRANKLIN TENNESSEE MUNICIPAL BOND FUND                                                                AMOUNT           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  TENNESSEE (CONTINUED)
  Lawrenceburg Electric Revenue, MBIA Insured, Pre-Refunded, 5.50%, 7/01/26 .....................   $   1,000,000   $     1,035,150
  Lawrenceburg PBA, GO, Electric Systems, Public Works, AMBAC Insured, 5.00%, 7/01/22 ...........       2,500,000         2,690,150
  Lenoir City Electric System Revenue, Refunding and Improvement, FSA Insured, 5.00%,
    6/01/21 .....................................................................................       2,000,000         2,064,120
  Memphis GO, Pre-Refunded, 5.00%, 4/01/17 ......................................................       2,000,000         2,040,500
  Memphis-Shelby County Airport Authority Airport Revenue, Series D, AMBAC Insured, 6.00%,
    3/01/24 .....................................................................................       4,780,000         5,037,642
  Memphis-Shelby County Sports Authority Inc. Revenue, Memphis Arena Project, Series A,
    AMBAC Insured, Pre-Refunded, 5.25%, 11/01/23 ................................................       7,145,000         7,628,717
  Metropolitan Government of Nashville and Davidson County Electric Revenue, Series A,
      5.20%, 5/15/23 ............................................................................         800,000           824,808
      AMBAC Insured, 5.00%, 5/15/25 .............................................................       5,000,000         5,205,050
  Metropolitan Government of Nashville and Davidson County GO,
      Pre-Refunded, 5.125%, 5/15/25 .............................................................       2,600,000         2,656,706
      Refunding, Series B, 5.00%, 8/01/25 .......................................................       5,000,000         5,270,050
      Series C, 5.00%, 2/01/25 ..................................................................       3,000,000         3,145,560
  Metropolitan Government of Nashville and Davidson County Health and Educational Facilities
    Board Revenue,
      Ascension Health Credit, Series A, AMBAC Insured, Pre-Refunded, 5.875%, 11/15/28 ..........       2,500,000         2,643,350
      Mortgage, Dandridge Towers Section 8, Series A, ETM, 6.375%, 1/01/11 ......................         500,000           505,960
  Metropolitan Government of Nashville and Davidson County Water and Sewer Revenue,
    Refunding, 5.50%, 1/01/16 ...................................................................         620,000           620,453
  Montgomery County Health Educational and Housing Facility Board Hospital Revenue,
    Clarksville Regional Health System, Improvement, Pre-Refunded, 5.375%,
      1/01/18 ...................................................................................         175,000           178,323
      1/01/28 ...................................................................................       4,270,000         4,351,087
  Oak Ridge Utility District Gas System Revenue, AMBAC Insured, 5.50%, 4/01/25 ..................         750,000           779,490
  Rutherford County Consolidated Utility District Waterworks Revenue,
      FSA Insured, 5.00%, 2/01/36 ...............................................................       3,060,000         3,208,777
      Refunding, MBIA Insured, 5.00%, 2/01/27 ...................................................       1,000,000         1,054,530
  Shelby County GO, Public Improvement and School, Series B, Pre-Refunded, 5.00%,
    6/01/24 .....................................................................................       2,000,000         2,048,640
  Shelby County Health Educational and Housing Facilities Board Revenue, Ave Maria Assisted
    Living Project, Series A, 5.50%, 12/01/31 ...................................................       2,010,000         2,080,089
  South Blount County Utility District Waterworks Revenue, FGIC Insured, 4.50%, 12/01/22 ........       1,750,000         1,764,385
  Sullivan County IDBR, Brandymill, Refunding, Series I-A, 6.35%, 7/20/27 .......................         350,000           355,019
  Tennessee HDA Revenue, Homeownership Program,
      5.375%, 7/01/23 ...........................................................................         405,000           411,099
      2006-3, 4.90%, 7/01/37 ....................................................................       5,000,000         4,999,800
      Issue 4A, 6.375%, 7/01/22 .................................................................          20,000            20,213
      Series 3C, 6.00%, 1/01/20 .................................................................         230,000           234,816
  Tennessee State School Bond Authority Revenue, Higher Education Facilities, Second Program,
    Refunding, Series A, MBIA Insured, 5.00%,
      5/01/26 ...................................................................................       1,250,000         1,312,338
      5/01/30 ...................................................................................       3,000,000         3,147,570


                                                              Annual Report | 49

Franklin Municipal Securities Trust

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
  FRANKLIN TENNESSEE MUNICIPAL BOND FUND                                                                AMOUNT           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  TENNESSEE (CONTINUED)
  West Carroll Special School GO, MBIA Insured, Pre-Refunded, 5.375%, 6/01/29 ...................   $   1,055,000   $     1,088,169
  West Wilson Utility District Waterworks Revenue,
      AMBAC Insured, Pre-Refunded, 5.25%, 6/01/23 ...............................................       3,780,000         3,978,223
      Improvement, MBIA Insured, Pre-Refunded, 5.00%, 6/01/26 ...................................       1,805,000         1,924,293
      Refunding, AMBAC Insured, 5.25%, 6/01/23 ..................................................         720,000           750,989
      Refunding, MBIA Insured, 4.75%, 6/01/23 ...................................................       1,805,000         1,858,193
      Refunding and Improvement, MBIA Insured, 4.75%, 6/01/28 ...................................       2,000,000         2,054,460
  White House Utility District Robertson and Sumner Counties Water and Sewer Revenue,
      FSA Insured, Pre-Refunded, 5.125%, 1/01/26 ................................................       1,100,000         1,147,476
      FSA Insured, Pre-Refunded, 6.00%, 1/01/26 .................................................       1,000,000         1,053,390
      Refunding, FSA Insured, 5.125%, 1/01/26 ...................................................       1,400,000         1,445,318
  Williamson County GO, Public Improvement,
      Pre-Refunded, 5.375%, 3/01/19 .............................................................       1,480,000         1,539,215
      Pre-Refunded, 5.00%, 4/01/20 ..............................................................       2,000,000         2,098,440
      Refunding, 5.00%, 3/01/20 .................................................................       2,000,000         2,138,740
  Wilson County COP, FSA Insured, 5.25%, 3/30/18 ................................................       1,000,000         1,031,260
                                                                                                                    ---------------
                                                                                                                        145,927,101
                                                                                                                    ---------------
  U.S. TERRITORIES 9.5%
  PUERTO RICO 8.9%
  Puerto Rico Commonwealth GO, Public Improvement, Series A, FGIC Insured, Pre-Refunded,
    5.00%, 7/01/32 ..............................................................................       1,500,000         1,580,880
  Puerto Rico Electric Power Authority Power Revenue, Refunding, Series SS, MBIA Insured,
    5.00%, 7/01/25 ..............................................................................       5,000,000         5,264,300
  Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
    Financing Authority Hospital Revenue, Hospital Auxilio Mutuo Obligation, Series A,
    MBIA Insured, 6.25%, 7/01/24 ................................................................         200,000           200,284
  Puerto Rico Municipal Finance Agency Revenue, Series A, FSA Insured, 5.00%, 8/01/30 ...........       5,000,000         5,259,450
  Puerto Rico PBA Guaranteed Revenue, Government Facilities,
      Refunding, Series D, 5.375%, 7/01/33 ......................................................         655,000           684,639
      Series D, Pre-Refunded, 5.375%, 7/01/33 ...................................................       1,845,000         1,971,714
                                                                                                                    ---------------
                                                                                                                         14,961,267
                                                                                                                    ---------------
  VIRGIN ISLANDS 0.6%
  Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A, 5.50%, 10/01/18 .......       1,000,000         1,026,210
                                                                                                                    ---------------
  TOTAL U.S. TERRITORIES ........................................................................                        15,987,477
                                                                                                                    ---------------
  TOTAL LONG TERM INVESTMENTS (COST $157,036,332) ...............................................                       161,914,578
                                                                                                                    ---------------
  SHORT TERM INVESTMENTS 1.6%
  MUNICIPAL BONDS 1.6%
  TENNESSEE 1.6%
a Blount County PBA Revenue, Local Public Improvement, Series D-1-A, AMBAC Insured,
    Daily VRDN and Put, 3.92%, 6/01/30 ..........................................................         200,000           200,000


50 | Annual Report

Franklin Municipal Securities Trust

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
  FRANKLIN TENNESSEE MUNICIPAL BOND FUND                                                                AMOUNT           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  TENNESSEE (CONTINUED)
a Clarksville PBA Revenue, Pooled Financing, Tennessee Municipal Bond Fund, Daily VRDN
    and Put, 3.90%,
      7/01/31 ...................................................................................   $   1,200,000   $     1,200,000
      1/01/33 ...................................................................................         700,000           700,000
      7/01/34 ...................................................................................         200,000           200,000
a Montgomery County PBA Pooled Financing Revenue, Tennessee County Loan Pool, Daily VRDN
    and Put, 3.90%, 7/01/34 .....................................................................         300,000           300,000
                                                                                                                    ---------------
  TOTAL SHORT TERM INVESTMENTS (COST $2,600,000) ................................................                         2,600,000
                                                                                                                    ---------------
  TOTAL INVESTMENTS (COST $159,636,332) 98.4% ...................................................                       164,514,578
  OTHER ASSETS, LESS LIABILITIES 1.6% ...........................................................                         2,700,062
                                                                                                                    ---------------
  NET ASSETS 100.0% .............................................................................                   $   167,214,640
                                                                                                                    ===============

See Selected Portfolio Abbreviations on page 52.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 51

Franklin Municipal Securities Trust

STATEMENT OF INVESTMENTS, MAY 31, 2007

SELECTED PORTFOLIO ABBREVIATIONS

1915 ACT - Improvement Bond Act of 1915
ABAG     - The Association of Bay Area Governments
AD       - Assessment District
AMBAC    - American Municipal Bond Assurance Corp.
BART     - Bay Area Rapid Transit
CDA      - Community Development Authority/Agency
CFD      - Community Facilities District
CIFP     - Capital Improvement Financing Program
COP      - Certificate of Participation
ETM      - Escrow to Maturity
FGIC     - Financial Guaranty Insurance Co.
FHA      - Federal Housing Authority/Agency
FNMA     - Federal National Mortgage Association
FSA      - Financial Security Assurance Inc.
GNMA     - Government National Mortgage Association
GO       - General Obligation
HDA      - Housing Development Authority/Agency
HFA      - Housing Finance Authority/Agency
HFAR     - Housing Finance Authority Revenue
ID       - Improvement District
IDB      - Industrial Development Bond/Board
IDBR     - Industrial Development Board Revenue
MBIA     - Municipal Bond Investors Assurance Corp.
MFHR     - Multi-Family Housing Revenue
MFR      - Multi-Family Revenue
PBA      - Public Building Authority
PCFA     - Pollution Control Financing Authority
PCR      - Pollution Control Revenue
PFA      - Public Financing Authority
PFAR     - Public Financing Authority Revenue
PUD      - Public Utility District
RDA      - Redevelopment Agency/Authority
UHSD     - Unified/Union High School District
USD      - Unified/Union School District
VRDN     - Variable Rate Demand Note
XLCA     - XL Capital Assurance


52 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Municipal Securities Trust

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
May 31, 2007

                                                                                          -----------------------------------------
                                                                                          FRANKLIN CALIFORNIA   FRANKLIN TENNESSEE
                                                                                               HIGH YIELD            MUNICIPAL
                                                                                             MUNICIPAL FUND          BOND FUND
                                                                                          -----------------------------------------
Assets:
   Investments in securities:
      Cost ............................................................................   $     1,583,236,809   $      159,636,332
                                                                                          =========================================
      Value ...........................................................................   $     1,643,314,520   $      164,514,578
   Cash ...............................................................................                40,097               30,887
   Receivables:
      Capital shares sold .............................................................             8,810,237              771,290
      Interest ........................................................................            20,979,906            2,443,231
                                                                                          -----------------------------------------
         Total assets .................................................................         1,673,144,760          167,759,986
                                                                                          -----------------------------------------
Liabilities:
   Payables:
      Investment securities purchased .................................................             5,199,068                   --
      Capital shares redeemed .........................................................             4,729,990              203,044
      Affiliates ......................................................................               955,745               87,709
      Distributions to shareholders ...................................................             2,005,236              223,241
   Accrued expenses and other liabilities .............................................               187,404               31,352
                                                                                          -----------------------------------------
         Total liabilities ............................................................            13,077,443              545,346
                                                                                          -----------------------------------------
            Net assets, at value ......................................................   $     1,660,067,317   $      167,214,640
                                                                                          =========================================
Net assets consist of:
   Paid-in capital ....................................................................   $     1,654,085,356   $      166,638,664
   Undistributed net investment income (distributions in excess of net investment
     income) ..........................................................................               263,354             (130,416)
   Net unrealized appreciation (depreciation) .........................................            60,077,711            4,878,246
   Accumulated net realized gain (loss) ...............................................           (54,359,104)          (4,171,854)
                                                                                          -----------------------------------------
            Net assets, at value ......................................................   $     1,660,067,317   $      167,214,640
                                                                                          =========================================


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 53

Franklin Municipal Securities Trust

STATEMENTS OF ASSETS AND LIABILITIES
May 31, 2007

                                                                                          ----------------------------------------
                                                                                          FRANKLIN CALIFORNIA   FRANKLIN TENNESSEE
                                                                                               HIGH YIELD            MUNICIPAL
                                                                                             MUNICIPAL FUND          BOND FUND
                                                                                          ----------------------------------------
CLASS A:
   Net assets, at value ...............................................................   $     1,329,255,105   $      167,214,640
                                                                                          ========================================
   Shares outstanding .................................................................           127,356,365           14,958,477
                                                                                          ========================================
   Net asset value per share a ........................................................   $             10.44   $            11.18
                                                                                          ========================================
   Maximum offering price per share (net asset value per share / 95.75%) ..............   $             10.90   $            11.68
                                                                                          ========================================
CLASS B:
   Net assets, at value ...............................................................   $        27,246,213
                                                                                          ===================
   Shares outstanding .................................................................             2,597,235
                                                                                          ===================
   Net asset value and maximum offering price per share a .............................   $             10.49
                                                                                          ===================
CLASS C:
   Net assets, at value ...............................................................   $       285,410,391
                                                                                          ===================
   Shares outstanding .................................................................            27,225,863
                                                                                          ===================
   Net asset value and maximum offering price per share a .............................   $             10.48
                                                                                          ===================
ADVISOR CLASS:
   Net assets, at value ...............................................................   $        18,155,608
                                                                                          ===================
   Shares outstanding .................................................................             1,738,187
                                                                                          ===================
   Net asset value and maximum offering price per share a .............................   $             10.45
                                                                                          ===================

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


54 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Municipal Securities Trust

STATEMENTS OF OPERATIONS
for the year ended May 31, 2007

                                                                                          -------------------------------
                                                                                             FRANKLIN         FRANKLIN
                                                                                            CALIFORNIA        TENNESSEE
                                                                                            HIGH YIELD        MUNICIPAL
                                                                                          MUNICIPAL FUND      BOND FUND
                                                                                          -------------------------------
Investment income:
   Interest ...........................................................................   $   76,675,634     $ 7,547,604
                                                                                          -------------------------------
Expenses:
   Management fees (Note 3a) ..........................................................        6,881,480         917,584
   Distribution fees: (Note 3c)
   Class A ............................................................................        1,207,446         158,557
   Class B ............................................................................          185,345              --
   Class C ............................................................................        1,527,084              --
   Transfer agent fees (Note 3e) ......................................................          477,515          49,528
   Custodian fees .....................................................................           21,840           2,377
   Reports to shareholders ............................................................           78,397          10,049
   Registration and filing fees .......................................................           62,446           7,172
   Professional fees ..................................................................           54,330          25,357
   Trustees' fees and expenses ........................................................           31,014           3,534
   Other ..............................................................................          112,987          23,026
                                                                                          -------------------------------
     Total expenses ...................................................................       10,639,884       1,197,184
     Expenses waived/paid by affiliates (Note 3f) .....................................               --         (90,400)
                                                                                          -------------------------------
       Net expenses ...................................................................       10,639,884       1,106,784
                                                                                          -------------------------------
         Net investment income ........................................................       66,035,750       6,440,820
                                                                                          -------------------------------

Realized and unrealized gains (losses):
   Net realized gain (loss) from investments ..........................................          317,314         (21,490)
   Net change in unrealized appreciation (depreciation) on investments ................       14,573,641        (169,451)
                                                                                          -------------------------------
Net realized and unrealized gain (loss) ...............................................       14,890,955        (190,941)
                                                                                          -------------------------------
Net increase (decrease) in net assets resulting from operations .......................   $   80,926,705     $ 6,249,879
                                                                                          ===============================


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 55

Franklin Municipal Securities Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                         -------------------------------------------------------------------
                                                                FRANKLIN CALIFORNIA                 FRANKLIN TENNESSEE
                                                             HIGH YIELD MUNICIPAL FUND             MUNICIPAL BOND FUND
                                                         -------------------------------------------------------------------
                                                                 YEAR ENDED MAY 31,                 YEAR ENDED MAY 31,
                                                               2007              2006              2007            2006
                                                         -------------------------------------------------------------------
Increase (decrease) in net assets:
  Operations:
   Net investment income .............................   $    66,035,750   $    52,424,549    $   6,440,820   $   5,585,564
   Net realized gain (loss) from investments .........           317,314          (508,967)         (21,490)         52,369
   Net change in unrealized appreciation
     (depreciation) on investments ...................        14,573,641        (8,004,566)        (169,451)     (3,555,574)
                                                         -------------------------------------------------------------------
   Net increase (decrease) in net assets resulting
      from operations ................................        80,926,705        43,911,016        6,249,879       2,082,359
                                                         -------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income:
      Class A ........................................       (55,564,834)      (44,685,749)      (6,458,042)     (5,617,732)
      Class B ........................................        (1,165,723)       (1,322,154)              --              --
      Class C ........................................        (9,448,052)       (6,510,001)              --              --
      Advisor Class ..................................          (161,828)               --               --              --
                                                         -------------------------------------------------------------------
  Total distributions to shareholders ................       (66,340,437)      (52,517,904)      (6,458,042)     (5,617,732)
                                                         -------------------------------------------------------------------

  Capital share transactions: (Note 2)
      Class A ........................................       249,880,606       296,262,889       21,417,319      27,895,643
      Class B ........................................        (3,101,066)       (1,379,404)              --              --
      Class C ........................................        92,719,254        71,311,943               --              --
      Advisor Class ..................................        18,320,509                --               --              --
                                                         -------------------------------------------------------------------
  Total capital share transactions ...................       357,819,303       366,195,428       21,417,319      27,895,643
                                                         -------------------------------------------------------------------
  Redemption fees ....................................                --             3,816              118               6
                                                         -------------------------------------------------------------------
         Net increase (decrease) in net assets .......       372,405,571       357,592,356       21,209,274      24,360,276

Net assets:
  Beginning of year ..................................     1,287,661,746       930,069,390      146,005,366     121,645,090
                                                         -------------------------------------------------------------------
  End of year ........................................   $ 1,660,067,317   $ 1,287,661,746    $ 167,214,640   $ 146,005,366
                                                         ===================================================================
Undistributed net investment income (distributions
  in excess of net investment income) included in
  net assets:
      End of year ....................................   $       263,354   $       574,648    $    (130,416)  $    (113,411)
                                                         ===================================================================


56 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Municipal Securities Trust

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Municipal Securities Trust (the Trust) is registered under the Investment Company Act of 1940, as amended, (the 1940 Act) as a non-diversified, open-end investment company, consisting of two funds (the Funds). The classes of shares offered within each of the Funds are indicated below. Effective November 15, 2006, the Franklin California High Yield Municipal Fund began offering a new class of shares, Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

------------------------------------------------------------------------------------------
CLASS A                                    CLASS A, CLASS B, CLASS C & ADVISOR CLASS
------------------------------------------------------------------------------------------
Franklin Tennessee Municipal Bond Fund     Franklin California High Yield Municipal Fund

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Municipal securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust's pricing services use valuation models or matrix pricing, which considers information with respect to comparable bond and note transactions, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.

B. SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS

The Funds may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.


                                                              Annual Report | 57

Franklin Municipal Securities Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. INCOME TAXES

No provision has been made for U.S. income taxes because it is each fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its income and net realized gains.

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividends from net investment income are normally declared daily and distributed monthly to shareholders. Distributions to shareholders are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

E. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

F. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the funds and accounted for as an addition to paid-in capital.


58 | Annual Report

Franklin Municipal Securities Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

G. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At May 31, 2007, there were an unlimited number of shares authorized (no par value). Transactions in the Funds' shares were as follows:

                                                              ---------------------------------------------------------
                                                                  FRANKLIN CALIFORNIA            FRANKLIN TENNESSEE
                                                               HIGH YIELD MUNICIPAL FUND        MUNICIPAL BOND FUND
                                                              ---------------------------------------------------------
                                                                 SHARES         AMOUNT        SHARES         AMOUNT
                                                              ---------------------------------------------------------
CLASS A SHARES:
Year ended May 31, 2007
   Shares sold ............................................    42,071,653   $ 440,621,071    3,477,884   $  39,150,876
   Shares issued in reinvestment of distributions .........     2,664,718      27,905,573      343,340       3,866,577
   Shares redeemed ........................................   (20,867,820)   (218,646,038)  (1,919,139)    (21,600,134)
                                                              ---------------------------------------------------------
   Net increase (decrease) ................................    23,868,551   $ 249,880,606    1,902,085   $  21,417,319
                                                              =========================================================
Year ended May 31, 2006
   Shares sold ............................................    39,825,537   $ 412,530,271    3,747,670   $  42,420,481
   Shares issued in reinvestment of distributions .........     2,024,541      20,970,629      270,571       3,061,825
   Shares redeemed ........................................   (13,254,025)   (137,238,011)  (1,558,450)    (17,586,663)
                                                              ---------------------------------------------------------
   Net increase (decrease) ................................    28,596,053   $ 296,262,889    2,459,791   $  27,895,643
                                                              =========================================================
CLASS B SHARES:
Year ended May 31, 2007
   Shares sold ............................................        98,410   $   1,034,494
   Shares issued in reinvestment of distributions .........        57,377         603,444
   Shares redeemed ........................................      (451,564)     (4,739,004)
                                                              ----------------------------
   Net increase (decrease) ................................      (295,777)  $  (3,101,066)
                                                              ============================
Year ended May 31, 2006
   Shares sold ............................................       121,424   $   1,265,577
   Shares issued in reinvestment of distributions .........        63,697         663,312
   Shares redeemed ........................................      (317,819)     (3,308,293)
                                                              ----------------------------
   Net increase (decrease) ................................      (132,698)  $  (1,379,404)
                                                              ============================


                                                              Annual Report | 59

Franklin Municipal Securities Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                             ---------------------------
                                                                 FRANKLIN CALIFORNIA
                                                              HIGH YIELD MUNICIPAL FUND
                                                             ---------------------------
                                                               SHARES         AMOUNT
                                                             ---------------------------
CLASS C SHARES:
Year ended May 31, 2007
   Shares sold ...........................................   11,769,160   $ 123,836,877
   Shares issued in reinvestment of distributions ........      478,252       5,029,277
   Shares redeemed .......................................   (3,438,176)    (36,146,900)
                                                             ---------------------------
   Net increase (decrease) ...............................    8,809,236   $  92,719,254
                                                             ===========================
Year ended May 31, 2006
   Shares sold ...........................................    8,609,116   $  89,498,866
   Shares issued in reinvestment of distributions ........      325,944       3,389,940
   Shares redeemed .......................................   (2,076,150)    (21,576,863)
                                                             ---------------------------
   Net increase (decrease) ...............................    6,858,910   $  71,311,943
                                                             ===========================
ADVISOR CLASS SHARES:
Period ended May 31, 2007 a
   Shares sold ...........................................    1,822,041   $  19,204,688
   Shares issued in reinvestment of distributions ........        1,665          17,511
   Shares redeemed .......................................      (85,519)       (901,690)
                                                             ---------------------------
   Net increase (decrease) ...............................    1,738,187   $  18,320,509
                                                             ===========================

a For the period November 15, 2006 (effective date) to May 31, 2007.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

--------------------------------------------------------------------------------
SUBSIDIARY                                                AFFILIATION
--------------------------------------------------------------------------------
Franklin Advisers, Inc. (Advisers)                        Investment manager
Franklin Templeton Services, LLC (FT Services)            Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)      Principal underwriter
Franklin Templeton Investor Services, LLC (Investor
Services)                                                 Transfer agent


60 | Annual Report

Franklin Municipal Securities Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES

The Funds pay an investment management fee to Advisers based on the average daily net assets of each of the Funds as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE     NET ASSETS
--------------------------------------------------------------------------------
       0.625%           Up to and including $100 million
       0.500%           Over $100 million, up to and including $250 million
       0.450%           Over $250 million, up to and including $10 billion
       0.440%           Over $10 billion, up to and including $12.5 billion
       0.420%           Over $12.5 billion, up to and including $15 billion
       0.400%           Over $15 billion, up to and including $17.5 billion
       0.380%           Over $17.5 billion, up to and including $20 billion
       0.360%           In excess of $20 billion

B. ADMINISTRATIVE FEES

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds' Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Funds' compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

                                        ----------------------------------------
                                        FRANKLIN CALIFORNIA   FRANKLIN TENNESSEE
                                             HIGH YIELD            MUNICIPAL
                                           MUNICIPAL FUND          BOND FUND
                                        ----------------------------------------
Reimbursement Plans:
Class A .............................          0.15%                  0.15%

Distributors has agreed to limit the current rate to 0.10% per year for each of the Funds.

Compensation Plans:
Class B .............................          0.65%                    --
Class C .............................          0.65%                    --


                                                              Annual Report | 61

Franklin Municipal Securities Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds' shares for the year:

                                                              ----------------------------------------
                                                              FRANKLIN CALIFORNIA   FRANKLIN TENNESSEE
                                                                   HIGH YIELD            MUNICIPAL
                                                                 MUNICIPAL FUND          BOND FUND
                                                              ----------------------------------------
Sales charges retained net of commissions paid to
   unaffiliated broker/dealers ............................              $685,194             $125,688
Contingent deferred sales charges retained ................              $154,732             $    285

E. TRANSFER AGENT FEES

For the year ended May 31, 2007, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

                                                              ----------------------------------------
                                                              FRANKLIN CALIFORNIA   FRANKLIN TENNESSEE
                                                                   HIGH YIELD           MUNICIPAL
                                                                 MUNICIPAL FUND         BOND FUND
                                                              ----------------------------------------
Transfer agent fees .......................................              $237,541              $27,296

F. WAIVER AND EXPENSE REIMBURSEMENTS

For the Franklin Tennessee Municipal Bond Fund, Advisers agreed in advance to voluntarily waive a portion of management fees. Total expenses waived by Advisers are not subject to reimbursement by the Fund subsequent to the Fund's fiscal year end. Advisers may discontinue this waiver at any time upon notice to the Fund's Board of Trustees.

4. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At May 31, 2007, the capital loss carryforwards were as follows:

                                                              ----------------------------------------
                                                              FRANKLIN CALIFORNIA   FRANKLIN TENNESSEE
                                                                   HIGH YIELD            MUNICIPAL
                                                                 MUNICIPAL FUND          BOND FUND
                                                              ----------------------------------------
Capital loss carryforwards expiring in:
   2008 ...................................................           $ 7,867,595          $   491,071
   2009 ...................................................            31,858,136            1,676,320
   2010 ...................................................             4,003,471              480,932
   2011 ...................................................                    --               95,080
   2012 ...................................................             7,294,061              984,101
   2013 ...................................................             2,650,186              422,643
   2015 ...................................................               684,955               11,310
                                                              ----------------------------------------
                                                                      $54,358,404           $4,161,457
                                                              ========================================


62 | Annual Report

Franklin Municipal Securities Trust

4. INCOME TAXES (CONTINUED)

For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At May 31, 2007, the Franklin Tennessee Municipal Bond Fund deferred realized capital losses of $10,396.

The tax character of distributions paid during the years ended May 31, 2007 and 2006, was as follows:

                                                  ----------------------------------------------------
                                                      FRANKLIN CALIFORNIA         FRANKLIN TENNESSEE
                                                   HIGH YIELD MUNICIPAL FUND     MUNICIPAL BOND FUND
                                                  ----------------------------------------------------
                                                       2007         2006          2007         2006
                                                  ----------------------------------------------------
Distributions paid from tax exempt income .....    $66,340,437   $52,517,904   $6,458,042   $5,617,732
                                                  ====================================================

At May 31, 2007, the cost of investments, net unrealized appreciation (depreciation), and undistributed tax exempt income for income tax purposes were as follows:

                                                              ----------------------------------------
                                                              FRANKLIN CALIFORNIA   FRANKLIN TENNESSEE
                                                                   HIGH YIELD           MUNICIPAL
                                                                 MUNICIPAL FUND         BOND FUND
                                                              ----------------------------------------
Cost of investments .......................................        $1,581,679,354        $159,602,471
                                                              ========================================

Unrealized appreciation ...................................        $   67,520,109        $ 68,660,338
Unrealized depreciation ...................................            (5,884,943)        (63,748,231)
                                                              ----------------------------------------
Net unrealized appreciation (depreciation) ................        $   61,635,166        $  4,912,107
                                                              ========================================

Distributable earnings - undistributed tax exempt income ..        $      710,435        $     58,966
                                                              ========================================

Net investment income and net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of bond discounts.

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended May 31, 2007, were as follows:

                                                              ----------------------------------------
                                                              FRANKLIN CALIFORNIA   FRANKLIN TENNESSEE
                                                                   HIGH YIELD            MUNICIPAL
                                                                 MUNICIPAL FUND          BOND FUND
                                                              ----------------------------------------
Purchases .................................................          $425,461,549          $38,905,852
Sales .....................................................          $ 45,784,209          $15,892,601


                                                              Annual Report | 63

Franklin Municipal Securities Trust

6. CREDIT RISK AND DEFAULTED SECURITIES

The Franklin California High Yield Municipal Fund has 26.47% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

The fund held a defaulted security for which the income has been deemed uncollectible. At May 31, 2007, the value of this security was $1,160,606, representing 0.07% of the fund's net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified on the accompanying Statement of Investments.

7. CONCENTRATION OF RISK

Each of the Funds invests a large percentage of its total assets in obligations of issuers within its respective state and U.S. Territories. Such concentration may subject the Funds to risks associated with industrial or regional matters, and economic, political or legal developments occurring within those states and U.S. Territories.

8. REGULATORY AND LITIGATION MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares ("marketing support"), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators and governmental entities. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On June 23, 2006, the SEC approved the proposed plan of distribution for the marketing support settlement, and disbursement of the settlement monies to the designated funds, in accordance with the terms and conditions of that settlement and plan, was completed in September 2006. The Trust did not participate in that settlement.

On June 6, 2007, the SEC posted for public comment the proposed plan of distribution for the market timing settlement. Following the public comment period, and once the SEC approves the final plan of distribution, disbursements of settlement monies will be made promptly to individuals who were shareholders of the designated funds during the relevant period, in accordance with the terms and conditions of the settlement and plan.


64 | Annual Report

Franklin Municipal Securities Trust

8. REGULATORY AND LITIGATION MATTERS (CONTINUED)

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above, as well as to allegedly excessive commissions and advisory and distribution fees.

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate.

9. NEW ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109" ("FIN 48"), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. On December 22, 2006, the Securities and Exchange Commission extended the implementation date to no later than the last net asset value calculation in the first semi-annual reporting period in 2007. The Trust believes the adoption of FIN 48 will have no material impact on its financial statements.

In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust believes the adoption of SFAS 157 will have no material impact on its financial statements.


                                                              Annual Report | 65

Franklin Municipal Securities Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FRANKLIN MUNICIPAL SECURITIES TRUST

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin California High Yield Municipal Fund and Franklin Tennessee Municipal Bond Fund (separate portfolios of Franklin Municipal Securities Trust, hereafter referred to as the "Funds") at May 31, 2007, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
July 18, 2007


66 | Annual Report

Franklin Municipal Securities Trust

TAX DESIGNATION (UNAUDITED)

Under Section 852(b)(5)(A) of the Internal Revenue Code, the Funds designate 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended May 31, 2007. A portion of the Fund's exempt-interest dividends may be subject to the federal alternative minimum tax. In January 2008, shareholders will be notified of amounts for use in preparing their 2007 income tax returns.


                                                              Annual Report | 67

Franklin Municipal Securities Trust

FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND
FRANKLIN TENNESSEE MUNICIPAL BOND FUND

MEETING OF SHAREHOLDERS, MARCH 21, 2007 AND RECONVENED ON APRIL 11, 2007 AND MAY 11, 2007

A Special Meeting of Shareholders of the Trust was held at the Trust's offices, One Franklin Parkway, San Mateo, California on March 21, 2007 and reconvened on April 11, 2007 and May 11, 2007. The purpose of the meeting was to elect Trustees of the Trust and to vote on the following Proposals and Sub-Proposals:
To approve an Amended and Restated Agreement and Declaration of Trust; to approve amendments to certain of Franklin California High Yield Municipal Fund's and Franklin Tennessee Municipal Bond Fund's (each, a "Fund") fundamental investment restrictions (including several Sub-Proposals); and to approve the elimination of certain of the Funds' fundamental investment restrictions. At the meeting, the following persons were elected by the shareholders to serve as Independent Trustees of the Trust: Harris J. Ashton, Robert F. Carlson, Sam L. Ginn, Edith E. Holiday, Frank W. T. LaHaye, Frank A. Olson, Larry D. Thompson, and John B. Wilson. Charles B. Johnson and Gregory E. Johnson were elected by the shareholders to serve as Interested Trustees. Shareholders also approved the Amended and Restated Agreement and Declaration of Trust amendments to certain of the Funds' fundamental investment restrictions (including several Sub-Proposals), and the elimination of certain of the Funds' fundamental investment restrictions. No other business was transacted at the meeting.

The results of the voting at the meeting are as follows:

Proposal 1. The election of Trustees:

-------------------------------------------------------------------------------------------------------------------
                                                     % OF           % OF                          % OF       % OF
                                                  OUTSTANDING       VOTED                     OUTSTANDING    VOTED
NAME                                 FOR            SHARES         SHARES      WITHHELD         SHARES      SHARES
-------------------------------------------------------------------------------------------------------------------
Harris J. Ashton ...........    90,181,552.862         57.240%     98.467%    1,403,910.593      0.891%      1.533%
Robert F. Carlson ..........    90,207,704.754         57.257%     98.496%    1,377,758.701      0.874%      1.504%
Sam L. Ginn ................    90,168,391.997         57.232%     98.453%    1,417,071.458      0.899%      1.547%
Edith E. Holiday ...........    90,223,254.614         57.266%     98.513%    1,362,208.841      0.865%      1.487%
Frank W. T. LaHaye .........    90,160,083.525         57.226%     98.444%    1,425,379.930      0.905%      1.556%
Frank A. Olson .............    90,173,530.529         57.235%     98.458%    1,411,932.926      0.896%      1.542%
Larry D. Thompson ..........    90,270,909.358         57.297%     98.565%    1,314,554.097      0.834%      1.435%
John B. Wilson .............    90,244,326.682         57.280%     98.536%    1,341,136.773      0.851%      1.464%
Charles B. Johnson .........    90,250,104.075         57.284%     98.542%    1,335,359.380      0.847%      1.458%
Gregory E. Johnson .........    90,268,244.464         57.295%     98.562%    1,317,218.991      0.836%      1.438%


68 | Annual Report

Franklin Municipal Securities Trust

FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND
FRANKLIN TENNESSEE MUNICIPAL BOND FUND

MEETING OF SHAREHOLDERS, MARCH 21, 2007 AND RECONVENED ON APRIL 11, 2007 AND MAY 11, 2007 (CONTINUED)

Proposal 2. To approve an Amended and Restated Agreement and Declaration of
Trust:

----------------------------------------------------------------------------
                                                          % OF        % OF
FRANKLIN CALIFORNIA HIGH YIELD                        OUTSTANDING    VOTED
MUNICIPAL FUND                        SHARES VOTED       SHARES      SHARES
----------------------------------------------------------------------------
For ..............................   51,436,210.778     35.875%      62.959%
Against ..........................    1,230,930.520      0.859%       1.507%
Abstain ..........................    3,007,988.309      2.098%       3.681%
Broker Non-votes .................   26,023,794.000     18.151%      31.853%
----------------------------------------------------------------------------
TOTAL ............................   81,698,923.607     56.983%     100.000%

----------------------------------------------------------------------------
                                                          % OF        % OF
FRANKLIN TENNESSEE                                    OUTSTANDING    VOTED
MUNICIPAL BOND FUND                   SHARES VOTED       SHARES      SHARES
----------------------------------------------------------------------------
For ..............................    5,704,190.618     40.242%      57.696%
Against ..........................      198,716.691      1.402%       2.010%
Abstain ..........................      124,145.539      0.875%       1.256%
Broker Non-votes .................    3,859,487.000     27.228%      39.038%
----------------------------------------------------------------------------
TOTAL ............................    9,886,539.848     69.747%     100.000%

Proposal 3. To approve amendments to certain of the Funds' fundamental investment restrictions (includes several Sub-Proposals):

(a) To amend the Fund's fundamental investment restriction regarding borrowing:

----------------------------------------------------------------------------
                                                          % OF        % OF
FRANKLIN CALIFORNIA HIGH YIELD                        OUTSTANDING    VOTED
MUNICIPAL FUND                        SHARES VOTED       SHARES      SHARES
----------------------------------------------------------------------------
For ..............................   62,167,123.113     43.360%      67.543%
Against ..........................    2,208,990.940      1.541%       2.400%
Abstain ..........................    5,221,492.300      3.641%       5.673%
Broker Non-votes .................   22,443,688.000     15.654%      24.384%
----------------------------------------------------------------------------
TOTAL ............................   92,041,294.353     64.196%     100.000%

----------------------------------------------------------------------------
                                                          % OF        % OF
FRANKLIN TENNESSEE                                    OUTSTANDING    VOTED
MUNICIPAL BOND FUND                   SHARES VOTED       SHARES      SHARES
----------------------------------------------------------------------------
For ..............................    7,661,450.207     54.051%      67.165%
Against ..........................      382,436.666      2.698%       3.353%
Abstain ..........................      337,626.667      2.381%       2.959%
Broker Non-votes .................    3,025,547.000     21.344%      26.523%
----------------------------------------------------------------------------
TOTAL ............................   11,407,060.540     80.474%     100.000%


                                                              Annual Report | 69

Franklin Municipal Securities Trust

FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND
FRANKLIN TENNESSEE MUNICIPAL BOND FUND

MEETING OF SHAREHOLDERS, MARCH 21, 2007 AND RECONVENED ON APRIL 11, 2007 AND MAY 11, 2007 (CONTINUED)

Proposal 3. To approve amendments to certain of the Funds' fundamental investment restrictions (includes several Sub-Proposals): (CONTINUED)

(b) To amend the Fund's fundamental investment restriction regarding underwriting:

----------------------------------------------------------------------------
                                                          % OF        % OF
FRANKLIN CALIFORNIA HIGH YIELD                        OUTSTANDING    VOTED
MUNICIPAL FUND                        SHARES VOTED       SHARES      SHARES
----------------------------------------------------------------------------
For ..............................   62,490,488.327     43.585%      67.894%
Against ..........................    1,835,298.426      1.280%       1.994%
Abstain ..........................    5,271,819.600      3.677%       5.728%
Broker Non-votes .................   22,443,688.000     15.654%      24.384%
----------------------------------------------------------------------------
TOTAL ............................   92,041,294.353     64.196%     100.000%

----------------------------------------------------------------------------
                                                          % OF        % OF
FRANKLIN TENNESSEE                                    OUTSTANDING    VOTED
MUNICIPAL BOND FUND                   SHARES VOTED       SHARES      SHARES
----------------------------------------------------------------------------
For ..............................    7,660,495.031     54.044%      67.156%
Against ..........................      316,542.578      2.233%       2.775%
Abstain ..........................      404,475.931      2.853%       3.546%
Broker Non-votes .................    3,025,547.000     21.344%      26.523%
----------------------------------------------------------------------------
TOTAL ............................   11,407,060.540     80.474%     100.000%

(c) To amend the Fund's fundamental investment restriction regarding lending:

----------------------------------------------------------------------------
                                                          % OF        % OF
FRANKLIN CALIFORNIA HIGH YIELD                        OUTSTANDING    VOTED
MUNICIPAL FUND                        SHARES VOTED       SHARES      SHARES
----------------------------------------------------------------------------
For ..............................   62,269,589.657     43.431%      67.654%
Against ..........................    1,973,901.682      1.377%       2.145%
Abstain ..........................    5,354,115.014      3.734%       5.817%
Broker Non-votes .................   22,443,688.000     15.654%      24.384%
----------------------------------------------------------------------------
TOTAL ............................   92,041,294.353     64.196%     100.000%

----------------------------------------------------------------------------
                                                          % OF        % OF
FRANKLIN TENNESSEE                                    OUTSTANDING    VOTED
MUNICIPAL BOND FUND                   SHARES VOTED       SHARES      SHARES
----------------------------------------------------------------------------
For ..............................    7,660,673.536     54.045%      67.158%
Against ..........................      433,234.633      3.056%       3.798%
Abstain ..........................      287,605.371      2.029%       2.521%
Broker Non-votes .................    3,025,547.000     21.344%      26.523%
----------------------------------------------------------------------------
TOTAL ............................   11,407,060.540     80.474%     100.000%


70 | Annual Report

Franklin Municipal Securities Trust

FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND
FRANKLIN TENNESSEE MUNICIPAL BOND FUND

MEETING OF SHAREHOLDERS, MARCH 21, 2007 AND RECONVENED ON APRIL 11, 2007 AND MAY 11, 2007 (CONTINUED)

Proposal 3. To approve amendments to certain of the Funds' fundamental investment restrictions (includes several Sub-Proposals): (CONTINUED)

(d) To amend the Fund's fundamental investment restriction regarding investments in real estate:

----------------------------------------------------------------------------
                                                          % OF        % OF
FRANKLIN CALIFORNIA HIGH YIELD                        OUTSTANDING    VOTED
MUNICIPAL FUND                        SHARES VOTED       SHARES      SHARES
----------------------------------------------------------------------------
For ..............................   62,569,092.516     43.640%      67.980%
Against ..........................    1,780,912.534      1.242%       1.935%
Abstain ..........................    5,247,601.303      3.660%       5.701%
Broker Non-votes .................   22,443,688.000     15.654%      24.384%
----------------------------------------------------------------------------
TOTAL ............................   92,041,294.353     64.196%     100.000%

----------------------------------------------------------------------------
                                                          % OF        % OF
FRANKLIN TENNESSEE                                    OUTSTANDING    VOTED
MUNICIPAL BOND FUND                   SHARES VOTED       SHARES      SHARES
----------------------------------------------------------------------------
For ..............................    7,707,936.347      54.379%     67.572%
Against ..........................      327,343.099       2.309%      2.869%
Abstain ..........................      346,234.094       2.442%      3.036%
Broker Non-votes .................    3,025,547.000      21.344%     26.523%
----------------------------------------------------------------------------
TOTAL ............................   11,407,060.540      80.474%    100.000%

(e) To amend the Fund's fundamental investment restriction regarding investments in commodities:

----------------------------------------------------------------------------
                                                          % OF        % OF
FRANKLIN CALIFORNIA HIGH YIELD                        OUTSTANDING    VOTED
MUNICIPAL FUND                        SHARES VOTED       SHARES      SHARES
----------------------------------------------------------------------------
For ..............................   62,112,483.719     43.322%      67.484%
Against ..........................    2,292,080.415      1.598%       2.491%
Abstain ..........................    5,193,042.219      3.622%       5.641%
Broker Non-votes .................   22,443,688.000     15.654%      24.384%
----------------------------------------------------------------------------
TOTAL ............................   92,041,294.353     64.196%     100.000%

----------------------------------------------------------------------------
                                                          % OF        % OF
FRANKLIN TENNESSEE                                    OUTSTANDING    VOTED
MUNICIPAL BOND FUND                   SHARES VOTED       SHARES      SHARES
----------------------------------------------------------------------------
For ..............................    7,679,674.899     54.179%      67.324%
Against ..........................      387,040.616      2.731%       3.393%
Abstain ..........................      314,798.025      2.220%       2.760%
Broker Non-votes .................    3,025,547.000     21.344%      26.523%
----------------------------------------------------------------------------
TOTAL ............................   11,407,060.540     80.474%     100.000%


                                                              Annual Report | 71

Franklin Municipal Securities Trust

FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND
FRANKLIN TENNESSEE MUNICIPAL BOND FUND

MEETING OF SHAREHOLDERS, MARCH 21, 2007 AND RECONVENED ON APRIL 11, 2007 AND MAY 11, 2007 (CONTINUED)

Proposal 3. To approve amendments to certain of the Funds' fundamental investment restrictions (includes several Sub-Proposals): (CONTINUED)

(f) To amend the Fund's fundamental investment restriction regarding issuing senior securities:

----------------------------------------------------------------------------
                                                          % OF        % OF
FRANKLIN CALIFORNIA HIGH YIELD                        OUTSTANDING    VOTED
MUNICIPAL FUND                        SHARES VOTED       SHARES      SHARES
----------------------------------------------------------------------------
For ..............................   62,422,524.580     43.538%      67.820%
Against ..........................    1,930,491.691      1.346%       2.098%
Abstain ..........................    5,244,590.082      3.658%       5.698%
Broker Non-votes .................   22,443,688.000     15.654%      24.384%
----------------------------------------------------------------------------
TOTAL ............................   92,041,294.353     64.196%     100.000%

----------------------------------------------------------------------------
                                                          % OF        % OF
FRANKLIN TENNESSEE                                    OUTSTANDING    VOTED
MUNICIPAL BOND FUND                   SHARES VOTED       SHARES      SHARES
----------------------------------------------------------------------------
For ..............................    7,726,334.687     54.508%      67.733%
Against ..........................      366,021.871      2.583%       3.209%
Abstain ..........................      289,156.982      2.039%       2.535%
Broker Non-votes .................    3,025,547.000     21.344%      26.523%
----------------------------------------------------------------------------
TOTAL ............................   11,407,060.540     80.474%     100.000%

(g) To amend the Fund's fundamental investment restriction regarding industry concentration:

----------------------------------------------------------------------------
                                                          % OF        % OF
FRANKLIN CALIFORNIA HIGH YIELD                        OUTSTANDING    VOTED
MUNICIPAL FUND                        SHARES VOTED       SHARES      SHARES
----------------------------------------------------------------------------
For ..............................   62,340,129.228     43.480%      67.731%
Against ..........................    1,974,558.294      1.378%       2.145%
Abstain ..........................    5,282,918.831      3.684%       5.740%
Broker Non-votes .................   22,443,688.000     15.654%      24.384%
----------------------------------------------------------------------------
TOTAL ............................   92,041,294.353     64.196%     100.000%

----------------------------------------------------------------------------
                                                          % OF        % OF
FRANKLIN TENNESSEE                                    OUTSTANDING    VOTED
MUNICIPAL BOND FUND                   SHARES VOTED       SHARES      SHARES
----------------------------------------------------------------------------
For ..............................    7,724,602.801     54.496%      67.718%
Against ..........................      332,590.782      2.346%       2.915%
Abstain ..........................      324,319.957      2.288%       2.844%
Broker Non-votes .................    3,025,547.000     21.344%      26.523%
----------------------------------------------------------------------------
TOTAL ............................   11,407,060.540     80.474%     100.000%


72 | Annual Report

Franklin Municipal Securities Trust

FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND

FRANKLIN TENNESSEE MUNICIPAL BOND FUND

MEETING OF SHAREHOLDERS, MARCH 21, 2007 AND RECONVENED ON APRIL 11, 2007 AND MAY 11, 2007 (CONTINUED)

Proposal 5. To approve the elimination of certain of the Fund's fundamental investment restrictions:

----------------------------------------------------------------------------
                                                          % OF        % OF
FRANKLIN CALIFORNIA HIGH YIELD                        OUTSTANDING    VOTED
MUNICIPAL FUND                        SHARES VOTED       SHARES      SHARES
----------------------------------------------------------------------------
For ..............................   62,560,576.977     43.634%      67.970%
Against ..........................    2,075,674.481      1.448%       2.255%
Abstain ..........................    4,961,354.895      3.460%       5.391%
Broker Non-votes .................   22,443,688.000     15.654%      24.384%
----------------------------------------------------------------------------
TOTAL ............................   92,041,294.353     64.196%     100.000%

----------------------------------------------------------------------------
                                                          % OF        % OF
FRANKLIN TENNESSEE                                    OUTSTANDING    VOTED
MUNICIPAL BOND FUND                   SHARES VOTED       SHARES      SHARES
----------------------------------------------------------------------------
For ..............................    7,638,462.182     53.888%      66.963%
Against ..........................      413,022.301      2.914%       3.620%
Abstain ..........................      330,029.057      2.328%       2.894%
Broker Non-votes .................    3,025,547.000     21.344%      26.523%
----------------------------------------------------------------------------
TOTAL ............................   11,407,060.540     80.474%     100.000%


                                                              Annual Report | 73

Franklin Municipal Securities Trust

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

-----------------------------------------------------------------------------------------------------------------------------
                                                                NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                          LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                  POSITION        TIME SERVED        BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (1932)      Trustee         Since 1991         140                       Director, Bar-S Foods (meat packing
One Franklin Parkway                                                                      company).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President,
Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

-----------------------------------------------------------------------------------------------------------------------------
ROBERT F. CARLSON (1928)     Trustee         Since April 2007   121                       None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, senior member and past President, Board of Administration, California Public Employees Retirement Systems
(CALPERS); and FORMERLY, member and Chairman of the Board, Sutter Community Hospitals; member, Corporate Board, Blue Shield of California; and Chief Counsel, California Department of Transportation.

-----------------------------------------------------------------------------------------------------------------------------
SAM GINN (1937)              Trustee         Since April 2007   121                       Director, Chevron Corporation
One Franklin Parkway                                                                      (global energy company) and ICO
San Mateo, CA 94403-1906                                                                  Global Communications (Holdings)
                                                                                          Limited (satellite company).
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Private investor; and FORMERLY, Chairman of the Board, Vodafone AirTouch, PLC; Chairman of the Board and Chief Executive
Officer, AirTouch Communications (1993-1998) and Pacific Telesis Groups (1988-1994).

-----------------------------------------------------------------------------------------------------------------------------
EDITH E. HOLIDAY (1952)      Trustee         Since 1998         140                       Director, Hess Corporation
One Franklin Parkway                                                                      (formerly, Amerada Hess
San Mateo, CA 94403-1906                                                                  Corporation) (exploration and
                                                                                          refining of oil and gas), H.J.
                                                                                          Heinz Company (processed foods and
                                                                                          allied products), RTI International
                                                                                          Metals, Inc. (manufacture and
                                                                                          distribution of titanium),
                                                                                          Canadian National Railway (rail-
                                                                                          road), and White Mountains
                                                                                          Insurance Group, Ltd. (holding
                                                                                          company).
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and
Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to
the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

-----------------------------------------------------------------------------------------------------------------------------
FRANK W.T. LAHAYE (1929)     Trustee      Since 1991         121                          Director, Center for Creative Land
One Franklin Parkway                                                                      Recycling (redevelopment).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).

-----------------------------------------------------------------------------------------------------------------------------


74 | Annual Report

-----------------------------------------------------------------------------------------------------------------------------
                                                                NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                          LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                  POSITION        TIME SERVED        BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------
FRANK A. OLSON (1932)        Trustee         Since 2005         140                       Director, Hess Corporation
One Franklin Parkway                                                                      (formerly, Amerada Hess
San Mateo, CA 94403-1906                                                                  Corporation) (exploration and
                                                                                          refining of oil and gas) and
                                                                                          Sentient Jet (private jet service);
                                                                                          and FORMERLY, Director, Becton
                                                                                          Dickinson and Company (medical
                                                                                          technology), Cooper Industries,
                                                                                          Inc. (electrical products and tools
                                                                                          and hardware), Health Net, Inc.
                                                                                          (formerly, Foundation Health)
                                                                                          (integrated managed care), The
                                                                                          Hertz Corporation (car rental),
                                                                                          Pacific Southwest Airlines, The RCA
                                                                                          Corporation, Unicom (formerly,
                                                                                          Commonwealth Edison), UAL
                                                                                          Corporation (airlines) and White
                                                                                          Mountains Insurance Group, Ltd.
                                                                                          (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman Emeritus, The Hertz Corporation (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation.

-----------------------------------------------------------------------------------------------------------------------------
LARRY D. THOMPSON (1945)     Trustee      Since April 2007   140                          None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and FORMERLY,
Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (1997-2001); Senior Fellow of The Brookings
Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S.
Department of Justice (2001-2003).

-----------------------------------------------------------------------------------------------------------------------------
JOHN B. WILSON (1959)        Trustee         Since 2006         121                       None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and FORMERLY, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief
Financial Officer and Executive Vice President - Finance and Strategy, Staples, Inc. (office supplies) (1992-1996); Executive
Vice President - Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain &
Company (1986-1990).

-----------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 75

INTERESTED BOARD MEMBERS AND OFFICERS

-----------------------------------------------------------------------------------------------------------------------------
                                                                NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                          LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                  POSITION        TIME SERVED        BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (1933)  Trustee and     Trustee since      140                       None
One Franklin Parkway         Chairman of     1991 and
San Mateo, CA 94403-1906     the Board       Chairman of the
                                             Board since 1993

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Templeton Worldwide,
Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources,
Inc. and of 42 of the investment companies in Franklin Templeton Investments.

-----------------------------------------------------------------------------------------------------------------------------
**GREGORY E. JOHNSON (1961)  Trustee         Since April 2007   91                        None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, President and Chief Executive Officer, Franklin Resources, Inc.; President, Templeton Worldwide, Inc.; Director,
Templeton Asset Management Ltd.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 33 of the investment companies in Franklin Templeton Investments.

-----------------------------------------------------------------------------------------------------------------------------
SHEILA AMOROSO (1959)        Vice            Since 1999         Not Applicable            Not Applicable
One Franklin Parkway         President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton
Investments.

-----------------------------------------------------------------------------------------------------------------------------
RAFAEL R. COSTAS, JR.        Vice            Since 1999         Not Applicable            Not Applicable
(1965)                       President
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton
Investments.

-----------------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (1952)        Chief           Chief              Not Applicable            Not Applicable
One Franklin Parkway         Compliance      Compliance
San Mateo, CA 94403-1906     Officer and     Officer since
                             Vice            2004 and Vice
                             President -     President - AML
                             AML             Compliance
                             Compliance      since 2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc.
and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin
Resources, Inc. (1994-2001).

-----------------------------------------------------------------------------------------------------------------------------


76 | Annual Report

-----------------------------------------------------------------------------------------------------------------------------
                                                                NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                          LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                  POSITION        TIME SERVED        BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------
LAURA FERGERSON (1962)       Treasurer       Since 2004         Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; officer of 30 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant
Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin
Templeton Services, LLC (1997-2003).

-----------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (1947)      Senior Vice     Since 2002         Not Applicable            Not Applicable
500 East Broward Blvd.       President
Suite 2100                   and Chief
Fort Lauderdale, FL          Executive
33394-3091                   Officer -
                             Finance and
                             Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

-----------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (1947)         Vice            Since 2000         Not Applicable               Not Applicable
One Franklin Parkway         President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the subsidiaries of Franklin
Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

-----------------------------------------------------------------------------------------------------------------------------
RUPERT H. JOHNSON, JR.       President       President since    Not Applicable            Not Applicable
(1940)                       and Chief       1993 and Chief
One Franklin Parkway         Executive       Executive
San Mateo, CA 94403-1906     Officer -       Officer -
                             Investment      Investment
                             Management      Management
                                             since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc. and
Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in
Franklin Templeton Investments.

-----------------------------------------------------------------------------------------------------------------------------
KAREN L. SKIDMORE (1952)     Vice            Since 2006         Not Applicable            Not Applicable
One Franklin Parkway         President
San Mateo, CA 94403-1906     and
                             Secretary

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 30 of the investment companies in Franklin
Templeton Investments.

-----------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 77

-----------------------------------------------------------------------------------------------------------------------------
                                                                NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                          LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                  POSITION        TIME SERVED        BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------
CRAIG S. TYLE (1960)         Vice            Since 2005         Not Applicable            Not Applicable
One Franklin Parkway         President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman &
Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

-----------------------------------------------------------------------------------------------------------------------------
GALEN G. VETTER (1951)       Chief           Since 2004         Not Applicable            Not Applicable
500 East Broward Blvd.       Financial
Suite 2100                   Officer and
Fort Lauderdale, FL          Chief
33394-3091                   Accounting
                             Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP
(1979-1987 and 1991-2004).

-----------------------------------------------------------------------------------------------------------------------------
THOMAS WALSH (1961)          Vice            Since 1999         Not Applicable            Not Applicable
One Franklin Parkway         President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton
Investments.

-----------------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson is considered to be an interested person of the Trust under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's investment manager and distributor. Gregory E. Johnson is considered to be an interested person of the Trust under the federal securities laws due to his position as officer and director of Resources.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

Note 3: Prior to May 31, 2007, Harmon E. Burns, Rupert H. Johnson, Jr., S. Joseph Fortunato and Gordon S. Macklin ceased to be a trustee of the Trust.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF TRUSTEES HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED JOHN B. WILSON AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. WILSON QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS CHIEF FINANCIAL OFFICER OF STAPLES, INC. FROM 1992 TO 1996. MR. WILSON HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE 2006. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF TRUSTEES BELIEVES THAT MR. WILSON HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. WILSON IS AN INDEPENDENT TRUSTEE AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.


78| Annual Report

Franklin Municipal Securities Trust

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held February 27, 2007, the Board of Trustees ("Board"), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for each of the two separate tax-exempt funds within the Trust ("Fund(s)"). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, and other services provided by the Investment Manager ("Manager") and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. ("Lipper"), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper reports compared each Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged each Fund.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICE. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin


                                                              Annual Report | 79

Franklin Municipal Securities Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Consideration was also given to the experience of each Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person's fund management area so as to be aligned with the interests of Fund shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties, the high industry ranking given to the Franklin Templeton website, and the firsthand experience of individual Board members who deal with the shareholder services department in their capacities as shareholders in one or more of the various Franklin Templeton funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper reports prepared for each individual Fund showed its investment performance in comparison with a performance universe selected by Lipper. The following summarizes the performance results for each of the Funds.

FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND -- The Lipper report for this Fund showed the investment performance of its Class A shares for the year ended December 31, 2006, and the previous 10 years ended that date in comparison with a performance universe consisting of all retail and institutional California municipal debt funds as selected by Lipper. Such comparison showed that the Fund's income return during 2006, as shown in the Lipper report, and for the previous three-, five- and ten-year periods on an annualized basis was in the highest quintile of its performance universe. The Lipper report also showed that the Fund's total return during 2006 was in the highest quintile of its performance universe and for the previous three-, five- and ten-year periods on an annualized basis was also in the highest quintile of its performance universe. The Board expressed its satisfaction with such performance.


80 | Annual Report

Franklin Municipal Securities Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

FRANKLIN TENNESSEE MUNICIPAL BOND FUND -- The Lipper report for this Fund showed the investment performance of its only share class for the year ended December 31, 2006, and the previous 10 years ended that date in comparison with a performance universe consisting of all retail and institutional Tennessee municipal debt funds as selected by Lipper. Such comparison showed that the Fund's income return in 2006, as shown in the Lipper report, was in the second-highest quintile of its performance universe, and during each of the previous three-, five- and ten-year periods on an annualized basis was also in the second-highest quintile of such universe. The Lipper report also showed that the Fund's total return during 2006 was in the middle quintile of it Lipper performance universe and for each of the previous three-, five- and ten-year periods on an annualized basis was in either the highest or second-highest quintile of such universe. The Board expressed its satisfaction with such performance.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of each Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group under the Lipper report. Prior to making such comparison, the Board relied upon a survey showing that the scope of management advisory services covered under the Fund's investment management agreement was similar to those provided by fund managers to other mutual fund groups. In reviewing comparative costs, emphasis was given to each Fund's contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of a management fee and total expenses for comparative consistency, were shown by Lipper for Fund Class A shares in the case of Franklin California High Yield Municipal Fund. The results of such expense comparisons showed the contractual investment management fee rate of Franklin California High Yield Municipal Fund was in the second least expensive quintile of its Lipper expense group and its total expenses were in the least expensive quintile of such expense group. The contractual investment management fee rate for Franklin Tennessee Municipal Bond Fund was shown to be in the second most expensive quintile of its expense group, but within five basis points of the group median, while its actual total expenses were in the least expensive quintile of its Lipper expense group. The Board was satisfied with the management fee and total expenses of these Funds in comparison to their Lipper expense groups.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to each of the individual funds. Specific attention was given to the methodology followed in allocating costs to each Fund, it being recognized that allocation methodologies are inherently


                                                              Annual Report | 81

Franklin Municipal Securities Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager's own cost accounting, the allocation methodology was consistent with that followed in profitability report presentations for the Funds made in prior years and that the Funds' independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Funds' Board solely for their purposes and use in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Funds, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including its interest in a joint venture entity that financed up-front commissions paid to brokers/dealers who sold fund Class B shares prior to February 2005, when the offering of such shares was discontinued. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appeared as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that any economies of scale are shared with each of these Funds and their shareholders through management fee breakpoints existing in each of the Fund's investment management agreements so that as a Fund grows in size, its effective management fee rate declines. The fee structure under the investment management agreement for each Fund provides an initial fee of 0.625% on the first $100 million of assets; 0.5% on the next $150 million of assets; and 0.45% on assets in excess of $250 million with additional breakpoints beginning at the $10 billion level. At December 31, 2006, the net assets of Franklin California High Yield Municipal Fund were approximately $1.5 billion and those of Franklin Tennessee Municipal Bond Fund were approximately $161 million. The Board believed that to the extent economies of scale may be realized by the Manager and its affiliates, the schedule of fees under the investment management agreements for both Funds provided a sharing of benefits with each Fund and its shareholders.


82 | Annual Report

Franklin Municipal Securities Trust

PROXY VOTING POLICIES AND PROCEDURES

The Trust has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


                                                              Annual Report | 83

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

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON FUNDS

INTERNATIONAL

Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund 1

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund 1
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small Cap Growth Fund II 2
Franklin Small-Mid Cap Growth Fund

VALUE

Franklin Balance Sheet Investment Fund 1
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 1
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND

Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

INCOME

Franklin Adjustable U.S. Government Securities Fund 4
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund 5
Franklin Income Fund
Franklin Limited Maturity U.S. Government Securities Fund 4
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 4
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME 6

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 7

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California 8
Colorado
Connecticut
Florida 8
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 7
Michigan 7
Minnesota 7
Missouri
New Jersey
New York 8
North Carolina
Ohio 7
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust 9

1. The fund is open only to existing shareholders and select retirement plans.

2. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

5. Effective 10/1/06, Franklin's AGE High Income Fund changed its name to Franklin High Income Fund. The fund's investment goal and strategy remained the same.

6. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

7. The fund invests primarily in insured municipal securities.

8. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

9. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.


05/07                                              Not part of the annual report

     [LOGO](R)
FRANKLIN TEMPLETON                     One Franklin Parkway
   INVESTMENTS                         San Mateo, CA 94403-1906

o     WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

ANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN MUNICIPAL
SECURITIES TRUST

INVESTMENT MANAGER

Franklin Advisers, Inc.

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

MUN A2007 07/07


      ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

      ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

      ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)      Audit Fees
The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $45,788 for the fiscal year ended May 31, 2007 and $37,016 for the fiscal year ended May 31, 2006.

(b)      Audit-Related Fees
There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)      Tax Fees
There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $46,000 for the fiscal year ended May 31, 2007 and $0 for the fiscal year ended May 31, 2006. The services for which these fees were paid included tax compliance and advice.

(d)      All Other Fees
The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended May 31, 2007 and $752 for the fiscal year ended May 31, 2006. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended May 31, 2007 and $175,109 for the fiscal year ended May 31, 2006. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i)  pre-approval of all audit and audit related services;

      (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii)pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through
(iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $46,000 for the fiscal year ended May 31, 2007 and $175,861 for the fiscal year ended May 31, 2006.

(h) The registrant's audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

      ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. N/A

      ITEM 6. SCHEDULE OF INVESTMENTS. N/A

      ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A

      ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

      ITEM 11. CONTROLS AND PROCEDURES.
(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN MUNICIPAL SECURITIES TRUST

By /S/JIMMY D. GAMBILL
   -------------------
      Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date    July 26, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /S/JIMMY D. GAMBILL
   -------------------
      Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date    July 26, 2007


By /S/GALEN G. VETTER
   ------------------
      Galen G. Vetter
      Chief Financial Officer
Date    July 26, 2007